As filed with the Securities and Exchange Commission on April 3, 2017

File No. 333-30470

ICA No. 811-09815

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 38	☒
And

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 41

THE ARBITRAGE FUNDS

(Exact name of Registrant as Specified in Trust Instrument)

41 Madison Avenue

42nd Floor

New York, New York 10010

(Address of Principal Executive Office)

(212) 584-2371

(Area Code and Telephone Number)

John S. Orrico

Water Island Capital, LLC

41 Madison Avenue, 42nd Floor

New York, NY 10010

(Name and Address of Agent for Service)

Copy to:

Joshua B. Deringer, Esq.

Drinker Biddle & Reath LLP

One Logan Square, Ste. 2000

Philadelphia, PA 19103

Approximate Date of Proposed Public Offering:  As soon as practicable after this registration statement becomes effective.

It is proposed that this filing will become effective:

☒ Immediately upon filing pursuant to paragraph (b)	☐ on (date) pursuant to paragraph (b)
☐ 60 days after filing pursuant to paragraph (a)(1)	☐ on April 3, 2017 pursuant to paragraph (a)(1)
☐ 75 days after filing pursuant to paragraph (a)(2)	☐ on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☐            this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

  APRIL 3, 2017 | PROSPECTUS

THE ARBITRAGE FUND

Class R (Nasdaq Symbol: ARBFX)

Class I (Nasdaq Symbol: ARBNX)

Class C (Nasdaq Symbol: ARBCX)

Class A (Nasdaq Symbol: ARGAX)

THE ARBITRAGE CREDIT OPPORTUNITIES FUND

Class R (Nasdaq Symbol: ARCFX)

Class I (Nasdaq Symbol: ACFIX)

Class C (Nasdaq Symbol: ARCCX)

Class A (Nasdaq Symbol: AGCAX)

  THE ARBITRAGE EVENT-DRIVEN FUND

Class R (Nasdaq Symbol: AEDFX)

Class I (Nasdaq Symbol: AEDNX)

Class C (Nasdaq Symbol: AEFCX)

Class A (Nasdaq Symbol: AGEAX)

THE ARBITRAGE TACTICAL EQUITY FUND

Class R (Nasdaq Symbol: ATQFX)

Class I (Nasdaq Symbol: ATQIX)

Class C (Nasdaq Symbol: ATQCX)

Class A (Nasdaq Symbol: ATQAX)

41 Madison Avenue, 42nd Floor | New York, New York 10010

The Arbitrage Funds currently offers four fund series to investors — The Arbitrage Fund, The Arbitrage Credit Opportunities Fund, The Arbitrage Event-Driven Fund and The Arbitrage Tactical Equity Fund (the "Funds"), each of which has four classes of shares (the "Classes"). The Classes differ only in the expenses and sales charges to which they are subject and with respect to investment eligibility requirements.

The Arbitrage Fund seeks to achieve capital growth by engaging in merger arbitrage. The Arbitrage Credit Opportunities Fund seeks to provide current income and capital growth by investing in debt securities impacted by events such as mergers, acquisitions, debt maturities, refinancings, regulatory changes, recapitalizations, reorganizations, restructurings and other special situations. The Arbitrage Event-Driven Fund seeks to achieve capital growth by investing in securities of companies that are impacted by corporate events such as mergers, acquisitions, asset sales, restructurings, refinancings, recapitalizations, reorganizations or other special situations. The Arbitrage Tactical Equity Fund seeks to achieve capital appreciation by investing in securities of companies where the market may not fully appreciate the impact of fundamental changes to the business, industry or regulatory environment. The investment adviser to the Funds is Water Island Capital, LLC, 41 Madison Avenue, 42nd Floor, New York, New York 10010.

This Prospectus contains information about the Funds that you should know before investing, including information about risks. Please read it carefully and keep it with your investment records.

The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

2	Summary Sections
2	The Arbitrage Fund
12	The Arbitrage Credit Opportunities Fund
24	The Arbitrage Event-Driven Fund
36	The Arbitrage Tactical Equity Fund
47	Additional Important Information Regarding Fund Expenses And Dividends On Short Positions
50	Investment Objective, Policies And Risks
63	The Adviser
67	Distribution Arrangements
68	Net Asset Value
68	How To Purchase Shares
77	Redemptions
83	Exchanging Shares
84	Tax Status, Dividends And Distributions
87	Financial Highlights
104	Appendix A — Intermediary-Specific Sales Charge Reductions And Waivers

THE ARBITRAGE FUND

SUMMARY SECTION

Investment Objective

The Fund seeks to achieve capital growth by engaging in merger arbitrage.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund. More information about these and other discounts is available from your financial professional and in "How to Purchase Shares" beginning on page 68 of the prospectus and in Appendix A to this prospectus, titled "Intermediary-Specific Sales Charge Reductions and Waivers."

Shareholder Fees (fees paid directly from your investment)

	Class R Shares	Class I Shares	Class C Shares		Class A Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None		2.50%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price)	None	None	1.00	%(1)	1.00	%(2)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None		None
Redemption Fee (as a percentage of amount redeemed within 30 days of purchase)	2.00%	2.00%	None		2.00	%(3)
Exchange Fee (as a percentage of amount exchanged within 30 days of purchase)	2.00%	2.00%	None(4)		None(4)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class R Shares	Class I Shares	Class C Shares	Class A Shares
Management Fees	1.05%	1.05%	1.05%	1.05%
Distribution and/or Service (12b-1) Fees	0.25%	None	1.00%	0.25%
Other Expenses	0.58%	0.58%	0.58%	0.58%
Dividend on Short Positions and Interest Expense on Short Positions and/or Borrowings	0.41%	0.41%	0.41%	0.41%
All Remaining Other Expenses	0.17%	0.17%	0.17%	0.17%
Acquired Fund Fees and Expenses(6)	0.03%	0.03%	0.03%	0.03%
Total Annual Fund Operating Expenses	1.91%	1.66%	2.66%	1.91	%(5)

(1)  This contingent deferred sales charge applies to Class C shares redeemed within 12 months of purchase.

2 PROSPECTUS | APRIL 3 • 2017

(2)  A deferred sales charge of up to 1.00% will be imposed on purchases of $250,000 or more of Class A shares purchased without a front-end sales charge that are redeemed within 18 months of purchase. For shares purchased without a front-end sales charge prior to April 3, 2017 (determined on a first-in, first-out basis), you will be subject to a deferred sales charge of up to 0.50% if you redeem your shares within twelve months of purchase with respect to the shares purchased prior to April 3, 2017.

(3)  The redemption fee does not apply to purchases of $250,000 or more of Class A shares, which are subject to a contingent deferred sales charge.

(4)  Exchange privileges do not apply to Class A or Class C shares until such shares have been held for at least 30 days.

(5)  The operating expenses in this fee table do not correlate to the expense ratio in the financial highlights for the Class A shares, but rather reflect the Fund's current (i) expense levels and (ii) expense limitation agreement.

(6)  Acquired Fund Fees and Expenses are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class R Shares	$194	$600	$1,032	$2,233
Class I Shares	$169	$523	$902	$1,965
Class C Shares	$369	$826	$1,410	$2,993
Class A Shares	$439	$835	$1,256	$2,427

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class R Shares	$194	$600	$1,032	$2,233
Class I Shares	$169	$523	$902	$1,965
Class C Shares	$269	$826	$1,410	$2,993
Class A Shares	$439	$835	$1,256	$2,427

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 321% of the average value of its portfolio.

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THE ARBITRAGE FUND

Principal Investment Strategies

In attempting to achieve its investment objective, under normal market conditions the Fund will seek to invest at least 80% of its net assets in equity securities of companies (both U.S. and foreign) that are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations. Equity securities include common and preferred stock. The Fund may invest in equity securities of companies of any market capitalization. Merger arbitrage is a highly specialized investment approach designed to profit from the successful completion of mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations. The Fund's investment adviser uses investment strategies designed to minimize market exposure, including short selling and the purchasing and selling of options. The most common merger arbitrage activity, and the approach the Fund primarily uses, involves purchasing the shares of an announced acquisition target company at a discount to their expected value upon completion of the acquisition. The Fund may engage in selling securities short when the terms of a proposed acquisition call for the exchange of common stock and/or other securities. In such a case, the common stock of the company to be acquired may be purchased and, at approximately the same time, an amount of the acquiring company's common stock and/or other securities, as per the terms of the transaction, may be sold short. The purpose of the short sale is to protect against a decline in the market value of the acquiring company's securities prior to the acquisition's completion. The Fund may enter into equity swap agreements for the purpose of attempting to obtain a desired return on, or exposure to, certain equity securities or equity indices in an expedited manner or at a lower cost to the Fund than if the Fund had invested directly in such securities. The Fund may, but is not required to, seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies.

The Fund generally engages in active and frequent trading of portfolio securities to achieve its investment objective. The Fund will generally sell or close out a security when the securities of the companies involved in the transaction no longer meet the Fund's expected return criteria when gauged by prevailing market prices and the relative risks of the situation.

Principal Risks

As with all mutual funds, investing in the Fund entails risks that could cause the Fund and you to lose money. The principal risks of investing in the Fund are as follows:

Active Management Risk: Each Fund is an actively managed investment portfolio and is therefore subject to management risk. The Adviser will apply its investment and risk analysis in making investment decisions for the Fund, but there is no guarantee that these decisions will produce the intended results.

Concentration Risk: The Fund may, if a large percentage of mergers taking place within the U.S. over a given time, invest a large proportion of the Fund's assets in securities of issuers in a single industry for that period of time. During such a period of concentration, the Fund may be subject to greater volatility with respect to its portfolio securities than a fund that is more broadly diversified.

4 PROSPECTUS | APRIL 3 • 2017

Counterparty Risk: The Fund may enter into various types of derivative contracts. These derivative contracts may be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the creditworthiness of the counterparty declines, the Fund may not receive payments owed under the contract, or such payments may be delayed and the value of agreements with the counterparty can be expected to decline, potentially resulting in losses to the Fund.

Currency Risks: Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Currency forward/futures contracts also may deny the Fund from realizing gains from an increase in the value of the currency. In addition to currency risk, currency forward/futures contracts, like other derivatives, may be susceptible to credit risk and other risks.

Derivatives Risk: In general, a derivative instrument typically involves leverage and provides exposure to potential gain or loss from a change in the market price of the underlying asset (or a basket of assets or an index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument. Adverse changes in the value or price of the underlying asset or index, which the Fund may not directly own, can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. Derivative instruments come in many varieties and may include forward contracts, options (both written and purchased) and swap contracts.

Foreign Securities Risks: The securities of foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. The costs associated with securities transactions may be higher in foreign countries than in the United States. The U.S. dollar value of foreign securities traded in foreign currencies (and any dividends and interest earned) held by the Fund or by mutual funds in which the Fund invests may be affected favorably or unfavorably by changes in foreign currency exchange rates. An increase in the U.S. dollar relative to these other currencies may adversely affect the Fund. Additionally, investments in foreign securities, even those publicly traded in the United States, may involve risks which are in addition to those inherent in U.S. investments. Foreign companies may not be subject to the same regulatory requirements of U.S. companies, and as a consequence, there may be less publicly available information about such companies. Also, foreign companies may not be subject to uniform accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies. Foreign governments and foreign economies often are less stable than the U.S. Government and the U.S. economy.

Hedging Transaction Risk: The success of the Fund's hedging strategies, if used, will be subject to the Adviser's ability to assess correctly the degree of correlation between the performance of the instruments used in the hedging strategies and the performance of the investments in the

| 5

THE ARBITRAGE FUND

Fund's portfolio being hedged. Hedging transactions involve the risk of imperfect correlation. Imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. Hedging transactions also limit the opportunity for gain if the value of a hedged portfolio position should increase.

High Portfolio Turnover Risks: The Fund's investment strategies may result in high portfolio turnover rates. This may increase the Fund's brokerage commission costs, which would reduce performance. Rapid portfolio turnover also exposes shareholders to a higher current realization of short-term gains which could cause you to pay higher taxes.

Leverage Risk: If the Fund uses leverage through activities such as borrowing, entering into short sales, purchasing securities on margin or on a "when-issued" basis or purchasing derivative instruments in an effort to increase its returns, the Fund has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the net assets of the Fund. Should the Fund employ leverage, the Fund's net asset value may be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Fund to pay interest.

Market Risks: Market risk is the possibility that securities prices will fluctuate over time. This fluctuation includes both increases and decreases in security prices. The Fund is subject to market risk. The value of the Fund's investments, and the net asset value of the Fund, will fluctuate. Investors could lose money due to this price fluctuation.

Merger Arbitrage Risks: The principal risk associated with the Fund's merger arbitrage investment strategy is that the proposed reorganizations in which the Fund invests may be renegotiated or terminated, in which case the Fund may realize losses.

Options Risks: Options transactions involve special risks that may make it difficult or impossible to close a position when the Fund desires. These risks include possible imperfect correlation between the price movements of the option and the underlying security; the potential lack of a liquid secondary market at any particular time; and possible price fluctuation limits. In addition, the option activities of the Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by the Fund.

Short Sale Risks: The Fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. It is possible that the Fund's long positions will decline in value at the same time that the value of its short positions increase, thereby increasing potential losses to the Fund. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. The Fund's investment performance may also suffer if it is required to close out a short position earlier than it had intended. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing. These expenses may negatively impact the performance of the Fund. Short positions introduce more risk to the Fund than long positions (purchases) because the maximum sustainable loss on a security purchased (held long) is limited to the amount paid for

6 PROSPECTUS | APRIL 3 • 2017

the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security. Therefore, in theory, securities sold short have unlimited risk.

Small and Medium Capitalization Securities Risks: Securities issued by small and medium capitalization companies tend to be less liquid and more volatile than stocks of companies with relatively large market capitalizations. These companies may have limited product lines, markets or financial resources or may depend on a few key employees. Securities of small and medium capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these medium sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small and medium capitalization stock prices may be more volatile than those of larger companies.

Total Return Swap Risks: In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. Certain categories of swap agreements often have terms of greater than seven days and may be considered illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The swaps market is subject to extensive regulation under the Dodd-Frank Act and certain Securities and Exchange Commission and Commodity Futures Trading Commission rules promulgated thereunder. It is possible that developments in the swaps market, including new and additional government regulation, could result in higher Fund costs and expenses and could adversely affect the Fund's ability, among other things, to terminate existing swap agreements or to realize amounts to be received under such agreements.

Performance Information

The following information provides some indication of the risks and variability of investing in the Fund by showing how the Fund's performance has varied over time. The performance shown reflects the performance of the Fund's Class R shares before and after taxes and the Fund's Class I, Class C and Class A shares before taxes.

The bar chart and performance table shown below depict the performance of the Fund's Class R shares for the periods indicated and show how the Fund's average annual total returns compare with those of a broad measure of market performance. The performance table includes the performance of the Fund's Class I, Class C shares and Class A shares before taxes. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated information on the Fund's performance can be obtained by visiting www.arbitragefunds.com.

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THE ARBITRAGE FUND

Year-by-Year Annual Total Returns through December 31, 2016 – Class R Shares

During the period shown in the bar chart, the highest return for a quarter was 4.71% during the quarter ended June 30, 2009 and the lowest return for a quarter was -2.40% during the quarter ended June 30, 2010.

The year-to-date return of the Fund's Class R shares through March 31, 2017 is 0.94%.

While the Class I, Class C, and Class A shares would have substantially similar annual returns to the Class R shares because the shares are invested in the same portfolio of securities, the performance of Class I, Class C and Class A shares will differ from that shown above since the Classes do not have the same expenses or inception dates.

Average Annual Total Returns for Periods Ended December 31, 2016

The table below shows the Fund's average annual total returns for Class R shares, Class I shares, Class C shares and Class A shares compared with those of the Standard & Poor's 500® Index and the BofA Merrill Lynch U.S. 3-Month Treasury Bill Index. The table also presents the impact of taxes on the returns of the Fund's Class R shares. After-tax returns are shown for Class R shares only, and after-tax returns for Class I, Class C, and Class A shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Return after taxes on distributions measures the effect of taxable distributions, but assumes the underlying shares are held for the entire period. Return after taxes on distributions and sale of Fund shares shows the effect of both taxable distributions and any taxable gain or loss that would be realized if the underlying shares were purchased at the beginning and sold at the end of the period (for purposes of the calculation, it is assumed that income dividends and capital gain distributions are reinvested at net asset value and that the entire account is redeemed at the end of the period, including reinvested amounts). The Fund's return after taxes on distributions and sale of Fund shares may be higher than its returns before taxes or its returns after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have been incurred.

The BofA Merrill Lynch U.S. 3-Month Treasury Bill Index was added to the table below on September 30, 2016. The Adviser believes that, given the Fund's investment objective and strategy,

8 PROSPECTUS | APRIL 3 • 2017

the BofA Merrill Lynch U.S. 3-Month Treasury Bill Index provides a more appropriate basis for performance comparison.

Average Annual Total Returns

THE ARBITRAGE FUND	One Year	Five Years	Ten Years	Since Inception*
Class R Return Before Taxes	3.38%	1.30%	2.85%	4.18%
Class R Return After Taxes on Distributions	3.06%	0.84%	1.98%	3.26%
Class R Return After Taxes on Distributions and Sale of Fund Shares	2.02%	0.85%	1.90%	2.99%
Class I Return Before Taxes	3.60%	1.54%	3.09%	3.06%
Class C Return Before Taxes	1.57%	N/A	N/A	0.79%
Class A Return Before Taxes	0.72%	N/A	N/A	1.14%
STANDARD & POOR'S 500® INDEX (reflects no deduction for fees, expenses, or taxes)	11.96%	14.66%	6.95%	4.67%
BOFA MERRILL LYNCH U.S. 3-MONTH TREASURY BILL INDEX (reflects no deduction for fees, expenses, or taxes)	0.33%	0.12%	0.80%	1.62%

*  The inception date for Class R shares is September 18, 2000, the inception date for Class I shares is October 17, 2003, the inception date for Class C shares is June 1, 2012, and the inception date for the Class A shares is June 1, 2013. The "Since Inception" returns reflected for the Standard & Poor's 500 Index and BofA Merrill Lynch U.S. 3-Month Treasury Bill Index are based on the inception date for Class R shares.

In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Return After Taxes on Distributions and Sale of Fund Shares to be greater than the Return After Taxes on Distributions or even the Return Before Taxes.

Investment Adviser

Water Island Capital, LLC is the investment adviser to the Fund.

Portfolio Managers

Portfolio Manager	Portfolio Manager Since
John Orrico, CFA, President, CIO, Trustee of The Arbitrage Funds	September 2000
Roger Foltynowicz, CAIA	January 2005
Todd Munn	January 2005
Matthew Osowiecki	June 2016

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THE ARBITRAGE FUND

Purchase and Sale of Fund Shares

Minimum Investment Amounts Class R Shares – The minimum initial investment for all types of accounts is $2,000. There is no minimum for subsequent investments other than investments through the Fund's Automatic Investment Plan, which has a $100 minimum for investments.

Minimum Investment Amounts Class I Shares – The minimum initial investment for all types of accounts is $100,000. There is no minimum for subsequent investments other than investments through the Fund's Automatic Investment Plan, which has a $100 minimum for investments.

You may conduct transactions by mail (Regular Mail to The Arbitrage Funds, c/o DST Systems, Inc., P.O. Box 219842, Kansas City, Missouri 64121-9842, or Express/Overnight Mail to The Arbitrage Funds, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, Missouri 64105), or by telephone at (800) 295-4485. Transactions will only occur on days the New York Stock Exchange ("NYSE") is open. Investors who wish to purchase, exchange or redeem Class R or Class I shares through a broker-dealer should contact the broker-dealer regarding the hours during which orders to purchase, exchange or sell shares of the Fund may be placed. The Fund's transfer agent is open from 9:00 a.m. to 5:00 p.m. Eastern Time for purchase, exchange or redemption orders.

Minimum Investment Amounts Class C and Class A Shares – The minimum initial investment for all types of accounts is $2,000. There is no minimum for subsequent investments in Class C or Class A shares.

Purchases, exchanges and redemptions of Class C and Class A shares can be made only through institutional channels, such as financial intermediaries and retirement platforms, which have established an agreement with the Fund's distributor. Financial intermediaries may charge additional fees for their services. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. Requests must be received in good order by the Fund or its agent (financial intermediary or plan sponsor, if applicable) prior to the close of the regular trading session of the NYSE in order to receive that day's net asset value.

Tax Information

The Fund's distributions are generally taxable as ordinary income or capital gains, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case such distributions may be taxable when withdrawn from such account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

10 PROSPECTUS | APRIL 3 • 2017

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THE ARBITRAGE CREDIT OPPORTUNITIES FUND

SUMMARY SECTION

Investment Objective

The Fund seeks to provide current income and capital growth.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund. More information about these and other discounts is available from your financial professional and in "How to Purchase Shares" beginning on page 68 of the prospectus and in Appendix A to this prospectus, titled "Intermediary-Specific Sales Charge Reductions and Waivers."

Shareholder Fees (fees paid directly from your investment)

	Class R Shares	Class I Shares	Class C Shares		Class A Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None		3.25%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price)	None	None	1.00	%(1)	1.00	%(2)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None		None
Redemption Fee (as a percentage of amount redeemed within 60 days of purchase)	2.00%	2.00%	None		2.00	%(3)
Exchange Fee (as a percentage of amount exchanged within 30 days of purchase)	2.00%	2.00%	None(4)		None(4)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class R Shares		Class I Shares	Class C Shares	Class A Shares
Management Fees	1.00%		1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%		None	1.00%	0.25%
Other Expenses	0.68%		0.68%	0.68%	0.68%
Dividend on Short Positions and Interest Expense on Short Positions and/or Borrowings	0.18%		0.18%	0.18%	0.18%
All Remaining Other Expenses	0.50%		0.50%	0.50%	0.50%
Acquired Fund Fees and Expenses(6)	0.02%		0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	1.95	%(5)	1.70%	2.70%	1.95	%(5)
Fee Waiver(7)	(0.25)%		(0.25)%	(0.25)%	(0.25)%
Total Annual Fund Operating Expenses After Fee Waiver	1.70%		1.45%	2.45%	1.70%

12 PROSPECTUS | APRIL 3 • 2017

(1)  This contingent deferred sales charge applies to Class C shares redeemed within 12 months of purchase.

(2)  A deferred sales charge of up to 1.00% will be imposed on purchases of $500,000 or more of Class A shares purchased without a front-end sales charge that are redeemed within 18 months of purchase.

(3)  The redemption fee does not apply to purchases of $500,000 or more of Class A shares, which are subject to a contingent deferred sales charge.

(4)  Exchange privileges do not apply to Class A or Class C shares until such shares have been held for at least 30 days.

(5)  The operating expenses in this fee table do not correlate to the expense ratio in the financial highlights for the Class R and Class A shares, but rather reflect the Fund's current (i) expense levels and (ii) expense limitation agreement

(6)  Acquired Fund Fees and Expenses are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies.

(7)  The Fund has entered into an Expense Waiver and Reimbursement Agreement with the Fund's investment adviser pursuant to which the adviser has contractually agreed to limit the total annual operating expenses of the Fund, not including taxes, interest, dividends on short positions, brokerage commissions, acquired fund fees and expenses and other costs incurred in connection with the purchase or sale of portfolio securities, so that they do not exceed 1.50% of the Fund's average daily net assets allocable to the Class R shares, 1.25% of the Fund's average daily net assets allocable to the Class I shares, 2.25% of the Fund's average daily net assets allocable to the Class C shares, and 1.50% of the Fund's average daily net assets allocable to the Class A shares. The agreement remains in effect until September 30, 2018, and thereafter continues until either party terminates it upon not less than five days' notice by sending a written notice to the other party. The adviser may recoup any waived amount from the Fund pursuant to the agreement, if such recoupment does not cause the Fund to exceed expense limitations in effect at the time the amounts were waived and the recoupment is done within three years after the year in which the expense is waived.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's expenses are equal to the Total Annual Fund Operating Expenses After Fee Waiver for the first year and equal to the Total Annual Fund Operating Expenses for the remaining years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class R Shares	$173	$588	$1,029	$2,255
Class I Shares	$148	$511	$900	$1,988
Class C Shares	$348	$815	$1,408	$3,014
Class A Shares	$492	$894	$1,321	$2,506

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THE ARBITRAGE CREDIT OPPORTUNITIES FUND

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class R Shares	$173	$588	$1,029	$2,255
Class I Shares	$148	$511	$900	$1,988
Class C Shares	$248	$815	$1,408	$3,014
Class A Shares	$492	$894	$1,321	$2,506

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 181% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in a portfolio of debt securities including corporate bonds and debentures (including high yield bonds commonly known as "junk bonds"), bank loans, convertible and preferred securities, credit default swaps and other debt instruments and derivatives that the Fund's investment adviser believes have debt-like characteristics. The Fund invests in both domestic and foreign debt securities. The principal type of derivatives in which the Fund may invest are credit default swaps, interest rate swaps, total return swaps, futures and options.

The Fund invests primarily in debt securities whose returns the adviser believes will be more correlated with the outcome of specific catalysts or events rather than overall market direction. These catalysts and events include mergers, acquisitions, debt maturities, refinancings, regulatory changes, recapitalizations, reorganizations, restructurings and other special situations. The Fund also uses a relative value approach and may express positive views on specific issuers by taking long positions in cash bonds and/or derivatives and negative views on specific issuers by taking short positions in cash bonds and/or derivatives. The Fund uses fundamental research to identify mispricings or inefficiencies in these situations and assesses their potential impact on security prices.

The Fund may engage in short-term trading strategies, and may engage in short sales and invest in derivatives. The principal short-term trading strategies may at times include convertible arbitrage, merger arbitrage, and capital structure arbitrage, which are discussed below. The Fund may seek to mitigate the risk of volatility (the appreciation or depreciation of the value of a security over a period of time) and duration (the impact of interest rate changes on fixed-income securities) by engaging in short sales and/or investing in derivatives, including credit default swaps, interest rate swaps, futures and options. The Fund may purchase or sell short equity securities or derivatives as part of a hedging strategy or hold equity positions or other assets that the Fund receives as part of a reorganization process. The Fund may, but is not required to, seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies.

14 PROSPECTUS | APRIL 3 • 2017

The Fund is not limited with respect to its portfolio maturity or duration. The Fund may invest in debt securities without regard to their credit ratings, including securities that are unrated, and in debt securities with a wide variety of terms that may vary from security to security, including but not limited to optional and mandatory prepayment provisions, fixed, variable, semi-variable, and resettable interest rates and conversion options, as well as various combinations of these terms.

Merger Arbitrage: Merger arbitrage is a highly specialized investment approach designed to profit from the successful completion of mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations. The most common merger arbitrage activity, and the approach the Fund generally uses, involves purchasing debt securities of an announced acquisition target company at a discount to their expected value upon completion of the acquisition. The Fund may engage in selling securities short when the terms of a proposed acquisition call for the exchange of common stock and/or other securities. In such a case, the securities of the company to be acquired may be purchased and, at approximately the same time, an amount of the acquiring company's common stock and/or other securities as per the terms of the transaction may be sold short.

Convertible Arbitrage: Convertible arbitrage is a specialized strategy that seeks to profit from pricing inefficiencies between a firm's convertible securities and its underlying equity. The most common convertible arbitrage approach, and the strategy the Fund generally uses, matches a long position in the convertible security with a short position in the underlying common stock. The Fund seeks to purchase convertible securities at discounts to their expected future values and sell short shares of the underlying common stock in order to mitigate equity market movements. As stock prices rise and the convertible security becomes more equity sensitive, the Fund may sell short additional common shares in order to maintain the relationship between the convertible and the underlying common stock. As stock prices fall, the Fund will typically buy back a portion of shares which it had sold short. Positions are typically designed to earn income from coupon or dividend payments and net gains from the purchase and sale of the convertible securities' positions and the underlying common stocks.

Capital Structure Arbitrage: Capital structure arbitrage seeks to profit from relative pricing discrepancies between related debt and/or equity securities. For example, when the Fund believes that unsecured securities are overvalued in relation to senior secured securities, the Fund may purchase a senior secured security of an issuer and sell short an unsecured security of the same issuer. In this example the trade would be profitable if credit quality spreads widened or if the issuer went bankrupt and the recovery rate for the senior debt was higher than anticipated. It is expected that, over time, the relative mispricing of the securities may decline, at which point the position will be liquidated.

Principal Risks

As with all mutual funds, investing in the Fund entails risks that could cause the Fund and you to lose money. The principal risks of investing in the Fund are as follows:

Active Management Risk: Each Fund is an actively managed investment portfolio and is therefore subject to management risk. The Adviser will apply its investment and risk analysis in making

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THE ARBITRAGE CREDIT OPPORTUNITIES FUND

investment decisions for the Fund, but there is no guarantee that these decisions will produce the intended results.

Convertible Security Risks: Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Because convertible securities are higher in the firm's capital structure than equity, convertible securities are generally not as risky as the equity securities of the same issuer. However, convertible securities may gain or lose value due to changes in interest rates and other general economic conditions, industry fundamentals, market sentiment and changes in the issuer's operating results and credit ratings.

Counterparty Risk: The Fund may enter into various types of derivative contracts. These derivative contracts may be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the creditworthiness of the counterparty declines, the Fund may not receive payments owed under the contract, or such payments may be delayed and the value of agreements with the counterparty can be expected to decline, potentially resulting in losses to the Fund.

Credit Risks: Credit risk refers to the possibility that the issuer of the security will not be able to make interest or principal payments when due. The Fund may invest in convertible and non-convertible debt securities, including high yield debt securities, also known as "junk bonds." Investments in junk bonds are subject to greater credit risks than securities with credit ratings above investment grade and have a greater risk of default than investment grade debt securities. Junk bonds are less sensitive to interest rate changes than higher credit quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments.

Currency Risks: Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Currency forward/futures contracts also may deny the Fund from realizing gains from an increase in the value of the currency. In addition to currency risk, currency forward/futures contracts, like other derivatives, may be susceptible to credit risk and other risks.

Derivatives Risk: In general, a derivative instrument typically involves leverage and provides exposure to potential gain or loss from a change in the market price of the underlying asset (or a basket of assets or an index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument. Adverse changes in the value or price of the underlying asset or index, which the Fund may not directly own, can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. Derivative instruments come in many varieties and may include forward contracts, options (both written and purchased) and swap contracts.

16 PROSPECTUS | APRIL 3 • 2017

Foreign Securities Risks: The securities of foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. The costs associated with securities transactions may be higher in foreign countries than in the United States. The U.S. dollar value of foreign securities traded in foreign currencies (and any dividends and interest earned) held by the Fund or by mutual funds in which the Fund invests may be affected favorably or unfavorably by changes in foreign currency exchange rates. An increase in the U.S. dollar relative to these other currencies may adversely affect the Fund. Additionally, investments in foreign securities, even those publicly traded in the United States, may involve risks which are in addition to those inherent in U.S. investments. Foreign companies may not be subject to the same regulatory requirements of U.S. companies, and as a consequence, there may be less publicly available information about such companies. Also, foreign companies may not be subject to uniform accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies. Foreign governments and foreign economies often are less stable than the U.S. Government and the U.S. economy.

Hedging Transaction Risk: The success of the Fund's hedging strategies, if used, will be subject to the Adviser's ability to assess correctly the degree of correlation between the performance of the instruments used in the hedging strategies and the performance of the investments in the Fund's portfolio being hedged. Hedging transactions involve the risk of imperfect correlation. Imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. Hedging transactions also limit the opportunity for gain if the value of a hedged portfolio position should increase.

High Portfolio Turnover Risks: The Fund's investment strategies may result in high portfolio turnover rates. This may increase the Fund's brokerage commission costs, which would reduce performance. Rapid portfolio turnover also exposes shareholders to a higher current realization of short-term gains which could cause you to pay higher taxes.

Interest Rate Risks: Prices of debt securities and preferred stocks tend to move inversely with changes in interest rates. When interest rates fall, the market value of the respective debt securities and preferred securities usually increases. Conversely, when interest rates rise, the market value of the respective debt securities and preferred securities usually declines. As such, a change in interest rates may affect prices of the Fund's debt securities and preferred securities and, accordingly, the Fund's share price.

Leverage Risks: If the Fund uses leverage through activities such as borrowing, entering into short sales, purchasing securities on margin or on a "when-issued" basis or purchasing derivative instruments in an effort to increase its returns, the Fund has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the net assets of the Fund. Should the Fund employ leverage, the Fund's net asset value may be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Fund to pay interest.

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THE ARBITRAGE CREDIT OPPORTUNITIES FUND

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed-income securities, or the lack of an active market. Liquid investments may become less liquid after being purchased by the Fund, particularly during periods of market stress. Illiquid and relatively less liquid investments may be harder to value, especially in turbulent markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss.

Market Risks: Market risk is the possibility that securities prices will fluctuate over time. This fluctuation includes both increases and decreases in security prices. The Fund is subject to market risk. The value of the Fund's investments, and the net asset value of the Fund, will fluctuate. Investors could lose money due to this price fluctuation.

Merger Arbitrage Risks: The principal risk associated with the Fund's merger arbitrage investment strategy is that the proposed reorganizations in which the Fund invests may be renegotiated or terminated, in which case the Fund may realize losses.

Options Risks: Options transactions involve special risks that may make it difficult or impossible to close a position when the Fund desires. These risks include possible imperfect correlation between the price movements of the option and the underlying security; the potential lack of a liquid secondary market at any particular time; and possible price fluctuation limits. In addition, the option activities of the Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by the Fund.

Preferred Securities Risk: Investments in preferred stocks may be subject to the risks of deferred distribution payments, subordination to debt instruments, a lack of liquidity compared to equities, limited voting rights and sensitivity to interest-rate changes.

Short Sale Risks: The Fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. It is possible that the Fund's long positions will decline in value at the same time that the value of its short positions increase, thereby increasing potential losses to the Fund. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. The Fund's investment performance may also suffer if it is required to close out a short position earlier than it had intended. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing. These expenses may negatively impact the performance of the Fund. Short positions introduce more risk to the Fund than long positions (purchases) because the maximum sustainable loss on a security purchased (held long) is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security. Therefore, in theory, securities sold short have unlimited risk.

Total Return Swap Risks: In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. Certain categories of swap agreements often have terms of greater

18 PROSPECTUS | APRIL 3 • 2017

than seven days and may be considered illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The swaps market is subject to extensive regulation under the Dodd-Frank Act and certain Securities and Exchange Commission and Commodity Futures Trading Commission rules promulgated thereunder. It is possible that developments in the swaps market, including new and additional government regulation, could result in higher Fund costs and expenses and could adversely affect the Fund's ability, among other things, to terminate existing swap agreements or to realize amounts to be received under such agreements.

Performance Information

The following information provides some indication of the risks and variability of investing in the Fund by showing how the Fund's performance has varied over time. The performance shown reflects the performance of the Fund's Class R shares before and after taxes and the Fund's Class I, Class C and Class A shares before taxes.

The bar chart and performance table shown below depict the performance of the Fund's Class R shares for the periods indicated and show how the Fund's average annual total returns compare with those of a broad measure of market performance. The performance table includes the performance of the Fund's Class I, Class C and Class A shares before taxes. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund's performance would be reduced. Updated information on the Fund's performance can be obtained by visiting www.arbitragefunds.com.

Year-by-Year Annual Total Returns through December 31, 2016 – Class R Shares

During the period shown in the bar chart, the highest return for a quarter was 2.63% during the quarter ended September 30, 2013 and the lowest return for a quarter was -1.61% during the quarter ended September 30, 2015.

The year-to-date return of the Fund's Class R shares through March 31, 2017 is -0.72%.

While the Class I shares, Class C shares, and Class A shares would have substantially similar annual returns to the Class R shares because the shares are invested in the same portfolio of securities, the performance of Class I, Class C and Class A shares will differ from that shown above since the Classes do not have the same expenses or inception dates.

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THE ARBITRAGE CREDIT OPPORTUNITIES FUND

Average Annual Total Returns for Periods Ended December 31, 2016

The table below shows the Fund's average annual total returns for Class R shares, Class I shares, Class C shares and Class A shares compared with those of the Bloomberg Barclays Capital U.S. Aggregate Bond Index and the BofA Merrill Lynch U.S. 3-Month Treasury Bill Index. The table also presents the impact of taxes on the returns of the Fund's Class R shares. After-tax returns are shown for Class R shares only, and after-tax returns for Class I, Class C and Class A shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Return after taxes on distributions measures the effect of taxable distributions, but assumes the underlying shares are held for the entire period. Return after taxes on distributions and sale of Fund shares shows the effect of both taxable distributions and any taxable gain or loss that would be realized if the underlying shares were purchased at the beginning and sold at the end of the period (for purposes of the calculation, it is assumed that income dividends and capital gain distributions are reinvested at net asset value and that the entire account is redeemed at the end of the period, including reinvested amounts). The Fund's return after taxes on distributions and sale of Fund shares may be higher than its returns before taxes or its returns after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have been incurred.

The BofA Merrill Lynch U.S. 3-Month Treasury Bill Index was added to the table below on September 30, 2016. The Adviser believes that, given the Fund's investment objective and strategy, the BofA Merrill Lynch U.S. 3-Month Treasury Bill Index provides a more appropriate basis for performance comparison.

Average Annual Total Returns

THE ARBITRAGE CREDIT OPPORTUNITIES FUND	One Year	Three Years	Since Inception*
Class R Return Before Taxes	4.72%	1.35%	2.30%
Class R Return After Taxes on Distributions	3.77%	0.17%	1.06%
Class R Return After Taxes on Distributions and Sale of Fund Shares	2.67%	0.49%	1.19%
Class I Return Before Taxes	5.00%	1.60%	2.52%
Class C Return Before Taxes	2.99%	0.63%	1.59%
Class A Return Before Taxes	1.25%	0.23%	1.11%
BLOOMBERG BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX (reflects no deduction for fees, expenses, or taxes)	2.65%	3.03%	1.69%
BOFA MERRILL LYNCH U.S. 3-MONTH TREASURY BILL INDEX (reflects no deduction for fees, expenses, or taxes)	0.33%	0.14%	0.12%

*  The inception date for Class R shares, Class I shares and Class C shares is October 1, 2012. The inception date for the Class A shares is June 1, 2013. The "Since Inception" returns reflected for the Bloomberg Barclays Capital U.S. Aggregate Bond Index and BofA Merrill Lynch U.S. 3-Month Treasury Bill Index are based on the inception date for Class R, Class I and Class C shares.

20 PROSPECTUS | APRIL 3 • 2017

In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Return After Taxes on Distributions and Sale of Fund Shares to be greater than the Return After Taxes on Distributions or even the Return Before Taxes.

Investment Adviser

Water Island Capital, LLC is the investment adviser to the Fund.

Portfolio Managers

Portfolio Manager	Portfolio Manager Since
Gregory Loprete	October 2012
Robert Ryon	June 2016

Purchase and Sale of Fund Shares

Minimum Investment Amounts Class R Shares – The minimum initial investment for all types of accounts is $2,000. There is no minimum for subsequent investments other than investments through the Fund's Automatic Investment Plan, which has a $100 minimum for investments.

Minimum Investment Amounts Class I Shares – The minimum initial investment for all types of accounts is $100,000. There is no minimum for subsequent investments other than investments through the Fund's Automatic Investment Plan, which has a $100 minimum for investments.

You may conduct transactions by mail (Regular Mail to The Arbitrage Funds, c/o DST Systems, Inc., P.O. Box 219842, Kansas City, Missouri 64121-9842, or Express/Overnight Mail to The Arbitrage Funds, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, Missouri 64105), or by telephone at (800) 295-4485. Transactions will only occur on days the New York Stock Exchange ("NYSE") is open. Investors who wish to purchase, exchange or redeem Class R or Class I shares through a broker-dealer should contact the broker-dealer regarding the hours during which orders to purchase, exchange or sell shares of the Fund may be placed. The Fund's transfer agent is open from 9:00 a.m. to 5:00 p.m. Eastern Time for purchase, exchange or redemption orders.

Minimum Investment Amounts Class C and Class A Shares – The minimum initial investment for all types of accounts is $2,000. There is no minimum for subsequent investments in Class C or Class A shares.

Purchases, exchanges and redemptions of Class C and Class A shares can be made only through institutional channels, such as financial intermediaries and retirement platforms, which have established an agreement with the Fund's distributor. Financial intermediaries may charge additional fees for their services. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. Requests must be received in good order by the Fund or its agent (financial intermediary or plan sponsor, if applicable) prior to the close of the regular trading session of the NYSE in order to receive that day's net asset value.

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THE ARBITRAGE CREDIT OPPORTUNITIES FUND

Tax Information

The Fund's distributions are generally taxable as ordinary income or capital gains, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case such distributions may be taxable when withdrawn from such account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

22 PROSPECTUS | APRIL 3 • 2017

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THE ARBITRAGE EVENT-DRIVEN FUND

SUMMARY SECTION

Investment Objective

The Fund seeks to achieve capital growth.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund. More information about these and other discounts is available from your financial professional and in "How to Purchase Shares" beginning on page 68 of the prospectus and in Appendix A to this prospectus, titled "Intermediary-Specific Sales Charge Reductions and Waivers."

Shareholder Fees (fees paid directly from your investment)

	Class R Shares	Class I Shares	Class C Shares		Class A Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None		3.25%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price)	None	None	1.00	%(1)	1.00	%(2)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None		None
Redemption Fee (as a percentage of amount redeemed within 30 days of purchase)	2.00%	2.00%	None		2.00	%(3)
Exchange Fee (as a percentage of amount exchanged within 30 days of purchase)	2.00%	2.00%	None(4)		None(4)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class R Shares	Class I Shares	Class C Shares	Class A Shares
Management Fees	1.25%	1.25%	1.25%	1.25%
Distribution and/or Service (12b-1) Fees	0.25%	None	1.00%	0.25%
Other Expenses	1.12%	1.12%	1.12%	1.12%
Dividend on Short Positions and Interest Expense on Short Positions and/or Borrowings	0.77%	0.77%	0.77%	0.77%
All Remaining Other Expenses	0.35%	0.35%	0.35%	0.35%
Acquired Fund Fees and Expenses(6)	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	2.64%	2.39%	3.39%	2.64	%(5)
Fee Waiver(7)	(0.16)%	(0.16)%	(0.16)%	(0.16)%
Total Annual Fund Operating Expenses After Fee Waiver	2.48%	2.23%	3.23%	2.48%

24 PROSPECTUS | APRIL 3 • 2017

(1)  This contingent deferred sales charge applies to Class C shares redeemed within 12 months of purchase.

(2)  A deferred sales charge of up to 1.00% will be imposed on purchases of $500,000 or more of Class A shares purchased without a front-end sales charge that are redeemed within 18 months of purchase.

(3)  The redemption fee does not apply to purchases of $500,000 or more of Class A shares, which are subject to a contingent deferred sales charge.

(4)  Exchange privileges do not apply to Class A or Class C shares until such shares have been held for at least 30 days.

(5)  The operating expenses in this fee table do not correlate to the expense ratio in the financial highlights for the Class A shares, but rather reflect the Fund's current (i) expense levels and (ii) expense limitation agreement.

(6)  Acquired Fund Fees and Expenses are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies.

(7)  The Fund has entered into an Expense Waiver and Reimbursement Agreement with the Fund's investment adviser pursuant to which the adviser has contractually agreed to limit the total annual operating expenses of the Fund, not including taxes, interest, dividends on short positions, brokerage commissions, acquired fund fees and expenses and other costs incurred in connection with the purchase or sale of portfolio securities, so that they do not exceed 1.69% of the Fund's average daily net assets allocable to the Class R shares, 1.44% of the Fund's average daily net assets allocable to the Class I shares, 2.44% of the Fund's average daily net assets allocable to the Class C shares, and 1.69% of the Fund's average daily net assets allocable to the Class A shares. The agreement remains in effect until September 30, 2018, and thereafter continues until either party terminates it upon not less than five days' notice by sending a written notice to the other party. The adviser may recoup any waived amount from the Fund pursuant to the agreement, if such recoupment does not cause the Fund to exceed existing expense limitations in effect at the time the amounts were waived and the recoupment is done within three years after the year in which the expense was waived.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's expenses are equal to the Total Annual Fund Operating Expenses After Fee Waiver for the first year and equal to Total Annual Fund Operating Expenses for the remaining years. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class R Shares	$251	$805	$1,386	$2,962
Class I Shares	$226	$730	$1,261	$2,714
Class C Shares	$426	$1,027	$1,751	$3,665
Class A Shares	$568	$1,104	$1,666	$3,190

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THE ARBITRAGE EVENT-DRIVEN FUND

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class R Shares	$251	$805	$1,386	$2,962
Class I Shares	$226	$730	$1,261	$2,714
Class C Shares	$326	$1,027	$1,751	$3,665
Class A Shares	$568	$1,104	$1,666	$3,190

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 350% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests in equity and debt and debt-like instruments (including high yield bonds commonly known as "junk bonds") of companies whose prices the Fund's investment adviser believes are or will be impacted by a corporate event. Specifically, the Fund employs investment strategies designed to capture price movements generated by corporate events such as mergers, acquisitions, asset sales, restructurings, refinancings, recapitalizations, reorganizations or other special situations (referred to as "event-driven opportunities"). The Fund may invest in both U.S. and foreign securities, and may invest in securities of companies of any market capitalization and in debt securities of any maturity. The Fund may also invest in derivatives, such as options and total return swaps.

The Fund may utilize investment strategies such as merger arbitrage, convertible arbitrage and capital structure arbitrage in order to profit from event-driven opportunities. These investment strategies are described more fully below.

Merger Arbitrage: Merger arbitrage is a highly specialized investment approach designed to profit from the successful completion of mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations. The most common merger arbitrage activity, and the approach the Fund generally uses, involves purchasing the shares of an announced acquisition target company at a discount to their expected value upon completion of the acquisition. The Fund may engage in selling securities short when the terms of a proposed acquisition call for the exchange of common stock and/or other securities. In such a case, the securities of the company to be acquired may be purchased and, at approximately the same time, an amount of the acquiring company's common stock and/or other securities as per the terms of the transaction may be sold short.

Convertible Arbitrage: Convertible arbitrage is a specialized strategy that seeks to profit from pricing inefficiencies between a firm's convertible securities and its underlying equity. The most common convertible arbitrage approach, and the strategy the Fund generally uses, matches a

26 PROSPECTUS | APRIL 3 • 2017

long position in the convertible security with a short position in the underlying common stock. The Fund seeks to purchase convertible securities at discounts to their expected future values and sell short shares of the underlying common stock in order to mitigate equity market movements. As stock prices rise and the convertible security becomes more equity sensitive, the Fund may sell short additional common shares in order to maintain the relationship between the convertible and the underlying common stock. As stock prices fall, the Fund will typically buy back a portion of shares which it had sold short. Positions are typically designed to earn income from coupon or dividend payments and net gains from the purchase and sale of the convertible securities' positions and the underlying common stocks.

Capital Structure Arbitrage: Capital structure arbitrage seeks to profit from relative pricing discrepancies between related debt and/or equity securities. For example, when the Fund believes that unsecured securities are overvalued in relation to senior secured securities, the Fund may purchase a senior secured security of an issuer and sell short an unsecured security of the same issuer. In this example the trade would be profitable if credit quality spreads widened or if the issuer went bankrupt and the recovery rate for the senior debt was higher than anticipated. Another example might involve the Fund purchasing one class of common stock while selling short a different class of common stock of the same issuer. It is expected that, over time, the relative mispricing of the securities may decline, at which point the position will be liquidated.

The Fund generally engages in active and frequent trading of portfolio securities to achieve its principal investment objective. The Fund may sell or close out a security when the securities of the companies involved in the transaction no longer meet the Fund's expected return criteria when gauged by prevailing market prices and the relative risks of the situation. The Fund may, but is not required to, seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies.

Principal Risks

As with all mutual funds, investing in the Fund entails risks that could cause the Fund and you to lose money. The principal risks of investing in the Fund are as follows:

Active Management Risk: Each Fund is an actively managed investment portfolio and is therefore subject to management risk. The Adviser will apply its investment and risk analysis in making investment decisions for the Fund, but there is no guarantee that these decisions will produce the intended results.

Convertible Security Risks: Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Because convertible securities are higher in the firm's capital structure than equity, convertible securities are generally not as risky as the equity securities of the same issuer. However, convertible securities may gain or lose value due to changes in interest rates and other general economic conditions, industry fundamentals, market sentiment and changes in the issuer's operating results and credit ratings.

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THE ARBITRAGE EVENT-DRIVEN FUND

Counterparty Risk: The Fund may enter into various types of derivative contracts. These derivative contracts may be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the creditworthiness of the counterparty declines, the Fund may not receive payments owed under the contract, or such payments may be delayed and the value of agreements with the counterparty can be expected to decline, potentially resulting in losses to the Fund.

Credit Risks: Credit risk refers to the possibility that the issuer of the security will not be able to make interest or principal payments when due. The Fund may invest in convertible and non-convertible debt securities, including high yield debt securities, also known as "junk bonds." Investments in junk bonds are subject to greater credit risks than securities with credit ratings above investment grade and have a greater risk of default than investment grade debt securities. Junk bonds are less sensitive to interest rate changes than higher credit quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments.

Currency Risks: Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Currency forward/futures contracts also may deny the Fund from realizing gains from an increase in the value of the currency. In addition to currency risk, currency forward/futures contracts, like other derivatives, may be susceptible to credit risk and other risks.

Derivatives Risk: In general, a derivative instrument typically involves leverage and provides exposure to potential gain or loss from a change in the market price of the underlying asset (or a basket of assets or an index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument. Adverse changes in the value or price of the underlying asset or index, which the Fund may not directly own, can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. Derivative instruments come in many varieties and may include forward contracts, options (both written and purchased) and swap contracts.

Event-Driven Risk: Event-driven investments involve the risk that certain of the events driving the investment may not happen or the market may react differently than expected to the anticipated transaction. In addition, although an event may occur or is announced, it may be renegotiated, terminated or involve a longer time frame than originally contemplated. Event-driven investment transactions are also subject to the risk of overall market movements. Any one of these risks could cause the Fund to experience investment losses, impacting its shares negatively.

Foreign Securities Risks: The securities of foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. The costs associated with securities transactions may be higher in foreign countries than in the United States. The U.S. dollar value of foreign securities traded in foreign currencies (and any dividends and interest earned) held by the Fund or by mutual

28 PROSPECTUS | APRIL 3 • 2017

funds in which the Fund invests may be affected favorably or unfavorably by changes in foreign currency exchange rates. An increase in the U.S. dollar relative to these other currencies may adversely affect the Fund. Additionally, investments in foreign securities, even those publicly traded in the United States, may involve risks which are in addition to those inherent in U.S. investments. Foreign companies may not be subject to the same regulatory requirements of U.S. companies, and as a consequence, there may be less publicly available information about such companies. Also, foreign companies may not be subject to uniform accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies. Foreign governments and foreign economies often are less stable than the U.S. Government and the U.S. economy.

Hedging Transaction Risk: The success of the Fund's hedging strategies, if used, will be subject to the Adviser's ability to assess correctly the degree of correlation between the performance of the instruments used in the hedging strategies and the performance of the investments in the Fund's portfolio being hedged. Hedging transactions involve the risk of imperfect correlation. Imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. Hedging transactions also limit the opportunity for gain if the value of a hedged portfolio position should increase.

High Portfolio Turnover Risks: The Fund's investment strategies may result in high portfolio turnover rates. This may increase the Fund's brokerage commission costs, which would reduce performance. Rapid portfolio turnover also exposes shareholders to a higher current realization of short-term gains which could cause you to pay higher taxes.

Interest Rate Risks: Prices of debt securities and preferred stocks tend to move inversely with changes in interest rates. When interest rates fall, the market value of the respective debt securities and preferred securities usually increases. Conversely, when interest rates rise, the market value of the respective debt securities and preferred securities usually declines. As such, a change in interest rates may affect prices of the Fund's debt securities and preferred securities and, accordingly, the Fund's share price.

Leverage Risks: If the Fund uses leverage through activities such as borrowing, entering into short sales, purchasing securities on margin or on a "when-issued" basis or purchasing derivative instruments in an effort to increase its returns, the Fund has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the net assets of the Fund. Should the Fund employ leverage, the Fund's net asset value may be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Fund to pay interest.

Market Risks: Market risk is the possibility that securities prices will fluctuate over time. This fluctuation includes both increases and decreases in security prices. The Fund is subject to market risk. The value of the Fund's investments, and the net asset value of the Fund, will fluctuate. Investors could lose money due to this price fluctuation.

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THE ARBITRAGE EVENT-DRIVEN FUND

Merger Arbitrage Risks: The principal risk associated with the Fund's merger arbitrage investment strategy is that the proposed reorganizations in which the Fund invests may be renegotiated or terminated, in which case the Fund may realize losses.

Options Risks: Options transactions involve special risks that may make it difficult or impossible to close a position when the Fund desires. These risks include possible imperfect correlation between the price movements of the option and the underlying security; the potential lack of a liquid secondary market at any particular time; and possible price fluctuation limits. In addition, the option activities of the Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by the Fund.

Short Sale Risks: The Fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. It is possible that the Fund's long positions will decline in value at the same time that the value of its short positions increase, thereby increasing potential losses to the Fund. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. The Fund's investment performance may also suffer if it is required to close out a short position earlier than it had intended. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing. These expenses may negatively impact the performance of the Fund. Short positions introduce more risk to the Fund than long positions (purchases) because the maximum sustainable loss on a security purchased (held long) is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security. Therefore, in theory, securities sold short have unlimited risk.

Small and Medium Capitalization Securities Risks: Securities issued by small and medium capitalization companies tend to be less liquid and more volatile than stocks of companies with relatively large market capitalizations. These companies may have limited product lines, markets or financial resources or may depend on a few key employees. Securities of small and medium capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these medium sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small and medium capitalization stock prices may be more volatile than those of larger companies.

Total Return Swap Risks: In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. Certain categories of swap agreements often have terms of greater than seven days and may be considered illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The swaps market is subject to extensive regulation under the Dodd-Frank Act and certain Securities and Exchange Commission and Commodity Futures Trading Commission rules promulgated thereunder. It is possible that developments in the swaps market, including new and additional government regulation, could result in higher Fund costs and

30 PROSPECTUS | APRIL 3 • 2017

expenses and could adversely affect the Fund's ability, among other things, to terminate existing swap agreements or to realize amounts to be received under such agreements.

Performance Information

The following information provides some indication of the risks and variability of investing in the Fund by showing how the Fund's performance has varied over time. The performance shown reflects the performance of the Fund's Class R shares before and after taxes and the Fund's Class I, Class C and Class A shares before taxes.

The bar chart and performance table shown below depict the performance of the Fund's Class R shares for the periods indicated and show how the Fund's average annual total returns compare with those of a broad measure of market performance. The performance table includes the performance of the Fund's Class I, Class C and Class A shares before taxes. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund's performance would be reduced. Updated information on the Fund's performance can be obtained by visiting www.arbitragefunds.com.

Year-by-Year Annual Total Returns through December 31, 2016 – Class R Shares

During the period shown in the bar chart, the highest return for a quarter was 5.81% during the quarter ended December 31, 2011 and the lowest return for a quarter was -5.89% during the quarter ended September 30, 2015.

The year-to-date return of the Fund's Class R shares through March 31, 2017 is 0.88%.

While the Class I shares, Class C shares and Class A shares would have substantially similar annual returns to the Class R shares because the shares are invested in the same portfolio of securities, the performance of Class I, Class C, and Class A shares will differ from that shown above since the Classes do not have the same expenses or inception dates.

Average Annual Total Returns for Periods Ended December 31, 2016

The table below shows the Fund's average annual total returns for Class R shares, Class I shares, Class C shares and Class A shares compared with those of the Barclays U.S. Aggregate Bond Index and the BofA Merrill Lynch U.S. 3-Month Treasury Bill Index. The table also presents the impact of taxes on the returns of the Fund's Class R shares. After-tax returns are shown for Class R shares only, and after-tax returns for Class I, Class C, and Class A shares will vary. After-tax returns are

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THE ARBITRAGE EVENT-DRIVEN FUND

calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Return after taxes on distributions measures the effect of taxable distributions, but assumes the underlying shares are held for the entire period. Return after taxes on distributions and sale of Fund shares shows the effect of both taxable distributions and any taxable gain or loss that would be realized if the underlying shares were purchased at the beginning and sold at the end of the period (for purposes of the calculation, it is assumed that income dividends and capital gain distributions are reinvested at net asset value and that the entire account is redeemed at the end of the period, including reinvested amounts). The Fund's return after taxes on distributions and sale of Fund shares may be higher than its returns before taxes or its returns after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have been incurred.

The BofA Merrill Lynch U.S. 3-Month Treasury Bill Index was added to the table below on September 30, 2016. The Adviser believes that, given the Fund's investment objective and strategy, BofA Merrill Lynch U.S. 3-Month Treasury Bill Index provides a more appropriate basis for performance comparison.

Average Annual Total Returns

THE ARBITRAGE EVENT-DRIVEN FUND	One Year	Five Years	Since Inception*
Class R Return Before Taxes	5.06%	0.32%	1.03%
Class R Return After Taxes on Distributions	5.06%	(0.31)%	0.12%
Class R Return After Taxes on Distributions and Sale of Fund Shares	2.86%	(0.01)%	0.46%
Class I Return Before Taxes	5.37%	0.56%	1.28%
Class C Return Before Taxes	3.28%	N/A	(0.42)%
Class A Return Before Taxes	1.78%	N/A	(1.31)%
BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX (reflects no deduction for fees, expenses, or taxes)	2.65%	2.23%	2.80%
BOFA MERRILL LYNCH U.S. 3-MONTH TREASURY BILL INDEX (reflects no deduction for fees, expenses, or taxes)	0.33%	0.12%	0.12%

*  The inception date for Class R shares and Class I shares is October 1, 2010, the inception date for the Class C shares is June 1, 2012, and the inception date for the Class A shares is June 1, 2013. The "Since Inception" returns reflected for the Bloomberg Barclays U.S. Aggregate Bond Index and BofA Merrill Lynch U.S. 3-Month Treasury Bill Index are based on the inception date for Class R and Class I shares.

In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Return After Taxes on Distributions and Sale of Fund Shares to be greater than the Return After Taxes on Distributions or even the Return Before Taxes.

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Investment Adviser

Water Island Capital, LLC is the investment adviser to the Fund.

Portfolio Managers

Portfolio Manager	Portfolio Manager Since
Roger Foltynowicz, CAIA	October 2010
Todd Munn	October 2010
Gregory Loprete	October 2010
Edward Chen	September 2013
Robert Ryon	June 2016

Purchase and Sale of Fund Shares

Minimum Investment Amounts Class R Shares – The minimum initial investment for all types of accounts is $2,000. There is no minimum for subsequent investments other than investments through the Fund's Automatic Investment Plan, which has a $100 minimum for investments.

Minimum Investment Amounts Class I Shares – The minimum initial investment for all types of accounts is $100,000. There is no minimum for subsequent investments other than investments through the Fund's Automatic Investment Plan, which has a $100 minimum for investments.

You may conduct transactions by mail (Regular Mail to The Arbitrage Funds, c/o DST Systems, Inc., P.O. Box 219842, Kansas City, Missouri 64121-9842, or Express/Overnight Mail to The Arbitrage Funds, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, Missouri 64105), or by telephone at (800) 295-4485. Transactions will only occur on days the New York Stock Exchange ("NYSE") is open. Investors who wish to purchase, exchange or redeem Class R or Class I shares through a broker-dealer should contact the broker-dealer regarding the hours during which orders to purchase, exchange or sell shares of the Fund may be placed. The Fund's transfer agent is open from 9:00 a.m. to 5:00 p.m. Eastern Time for purchase, exchange or redemption orders.

Minimum Investment Amounts Class C and Class A Shares – The minimum initial investment for all types of accounts is $2,000. There is no minimum for subsequent investments in Class C or Class A shares.

Purchases, exchanges and redemptions of Class C and Class A shares can be made only through institutional channels, such as financial intermediaries and retirement platforms, which have established an agreement with the Fund's distributor. Financial intermediaries may charge additional fees for their services. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. Requests must be received in good order by the Fund or its agent (financial intermediary or plan sponsor, if applicable) prior to the close of the regular trading session of the NYSE in order to receive that day's net asset value.

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THE ARBITRAGE EVENT-DRIVEN FUND

Tax Information

The Fund's distributions are generally taxable as ordinary income or capital gains, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case such distributions may be taxable when withdrawn from such account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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THE ARBITRAGE TACTICAL EQUITY FUND

SUMMARY SECTION

Investment Objective

The Fund seeks to achieve capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund. More information about these and other discounts is available from your financial professional and in "How to Purchase Shares" beginning on page 68 of the prospectus and in Appendix A to this prospectus, titled "Intermediary-Specific Sales Charge Reductions and Waivers."

Shareholder Fees (fees paid directly from your investment)

	Class R Shares	Class I Shares	Class C Shares		Class A Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None		3.25%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price)	None	None	1.00	%(1)	1.00	%(2)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None		None
Redemption Fee (as a percentage of amount redeemed within 30 days of purchase)	2.00%	2.00%	None		2.00	%(3)
Exchange Fee (as a percentage of amount exchanged within 30 days of purchase)	2.00%	2.00%	None(4)		None(4)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class R Shares		Class I Shares	Class C Shares		Class A Shares
Management Fees	1.25%		1.25%	1.25%		1.25%
Distribution and/or Service (12b-1) Fees	0.25%		None	1.00%		0.25%
Other Expenses	18.77%		18.77%	18.77%		18.77%
Dividend on Short Positions and Interest Expense on Short Positions and/or Borrowings	0.96%		0.96%	0.96%		0.96%
All Remaining Other Expenses	17.81%		17.81%	17.81%		17.81%
Acquired Fund Fees and Expenses(6)	0.06%		0.06%	0.06%		0.06%
Total Annual Fund Operating Expenses	20.33	%(5)	20.08%	21.08	%(5)	20.33	%(5)
Fee Waiver(7)	(17.62)%		(17.62)%	(17.62)%		(17.62)%
Total Annual Fund Operating Expenses After Fee Waiver	2.71%		2.46%	3.46%		2.71%

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(1)  This contingent deferred sales charge applies to Class C shares redeemed within 12 months of purchase.

(2)  A deferred sales charge of up to 1.00% will be imposed on purchases of $500,000 or more of Class A shares purchased without a front-end sales charge that are redeemed within 18 months of purchase.

(3)  The redemption fee does not apply to purchases of $500,000 or more of Class A shares, which are subject to a contingent deferred sales charge.

(4)  Exchange privileges do not apply to Class A or Class C shares until such shares have been held for at least 30 days.

(5)  The operating expenses in this fee table do not correlate to the expense ratio in the financial highlights for the Class R, Class C and Class A shares, but rather reflect the Fund's current (i) expense levels and (ii) expense limitation agreement.

(6)  Acquired Fund Fees and Expenses are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies.

(7)  The Fund has entered into an Expense Waiver and Reimbursement Agreement with the Fund's investment adviser pursuant to which the adviser has contractually agreed to limit the total annual operating expenses of the Fund, not including taxes, interest, dividends on short positions, brokerage commissions, acquired fund fees and expenses and other costs incurred in connection with the purchase or sale of portfolio securities, so that they do not exceed 1.69% of the Fund's average daily net assets allocable to the Class R shares, 1.44% of the Fund's average daily net assets allocable to the Class I shares, 2.44% of the Fund's average daily net assets allocable to the Class C shares, and 1.69% of the Fund's average daily net assets allocable to the Class A shares. The agreement remains in effect until September 30, 2018, and thereafter continues until either party terminates it upon not less than five days' notice by sending a written notice to the other party. The adviser may recoup any waived amount from the Fund pursuant to the agreement, if such recoupment does not cause the Fund to exceed existing expense limitations in effect at the time the amounts were waived and the recoupment is done within three years after the year in which the expense was waived.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's expenses are equal to the Total Annual Fund Operating Expenses After Fee Waiver for the first year and equal to Total Annual Fund Operating Expenses for the remaining years. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class R Shares	$274	$3,820	$6,362	$9,998
Class I Shares	$249	$3,770	$6,308	$9,974
Class C Shares	$449	$3,969	$6,518	$10,063
Class A Shares	$590	$4,021	$6,480	$9,998

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THE ARBITRAGE TACTICAL EQUITY FUND

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class R Shares	$274	$3,820	$6,362	$9,998
Class I Shares	$249	$3,770	$6,308	$9,974
Class C Shares	$349	$3,969	$6,518	$10,063
Class A Shares	$590	$4,021	$6,480	$9,998

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 416% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to profit from investing in securities of companies whose stock price trades significantly higher or lower from where the investment adviser (the "Adviser") believes it should trade. The Adviser believes such differences may occur when news and events create misperception of a company's correct stock price. Examples of such news and events, which the Fund refers to as "investment opportunities," include, but are not limited to: changes in industry or sector fundamentals, announcements or potential announcements of restructurings (bankruptcies, spinoffs, and asset sales), mergers and acquisitions, earnings results and outlook, regulatory changes and litigation. The Adviser's investment approach is to identify these differences and to tactically purchase or sell short such securities in order to achieve the Fund's objective. The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. In certain circumstances, the Adviser may seek to proactively engage with company management to address opportunities that may further unlock value or discuss concerns.

In order to meet its investment objective, the Fund will invest in a portfolio of securities including: equities, debt (such as corporate bonds, debentures, notes and other similar instruments), warrants, distressed, high-yield (these are referred to as junk bonds), convertible, preferred, when-issued, and other securities the Adviser believes will further its investment objective. The Fund may also invest in derivatives. The principal types of derivatives in which the Fund may invest are options, total return swaps, credit default swaps, credit default indexes, currency forwards, and futures. Furthermore, the Adviser may invest in instruments, such as exchange traded funds ("ETFs"), exchange traded notes ("ETNs") and commodities. The Fund may invest in both physical gold and other precious metals and the securities of companies in the gold mining and other precious metal mining sectors. Under normal circumstances, the Fund invests at least 80% of the value of its net assets (including borrowings for investment purposes) in equity securities, such as common stock, preferred stock and securities convertible into such stock, and other instruments that have economic characteristics similar to equity securities.

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The Fund is not limited with respect to issuer, geography, market capitalization, credit quality, sector or industry and the Fund is non-diversified as defined by the Investment Company Act of 1940, as amended (the "1940 Act"). In addition, the Fund may invest in cash or cash equivalents, money market funds, or money market instruments such as Treasury bills and other short-term obligations of the United States Government, its agencies or instrumentalities and prime commercial paper. The Fund may, but is not required to, seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies.

Principal Risks

As with all mutual funds, investing in the Fund entails risks that could cause the Fund and you to lose money. The principal risks of investing in the Fund are as follows:

Active Management Risk: Each Fund is an actively managed investment portfolio and is therefore subject to management risk. The Adviser will apply its investment and risk analysis in making investment decisions for the Fund, but there is no guarantee that these decisions will produce the intended results.

Commodities Risk: Commodities may subject the Fund to greater volatility than investments in traditional securities. Commodities may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject the Fund's investments to greater volatility than investments in traditional securities.

Counterparty Risk: The Fund may enter into various types of derivative contracts. These derivative contracts may be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the creditworthiness of the counterparty declines, the Fund may not receive payments owed under the contract, or such payments may be delayed and the value of agreements with the counterparty can be expected to decline, potentially resulting in losses to the Fund.

Credit Risks: Credit risk refers to the possibility that the issuer of the security will not be able to make interest or principal payments when due. The Fund may invest in convertible and non-convertible debt securities, including high yield debt securities, also known as "junk bonds." Investments in junk bonds are subject to greater credit risks than securities with credit ratings above investment grade and have a greater risk of default than investment grade debt securities. Junk bonds are less sensitive to interest rate changes than higher credit quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments.

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THE ARBITRAGE TACTICAL EQUITY FUND

Currency Risks: Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Currency forward/futures contracts also may deny the Fund from realizing gains from an increase in the value of the currency. In addition to currency risk, currency forward/futures contracts, like other derivatives, may be susceptible to credit risk and other risks.

Derivatives Risk: In general, a derivative instrument typically involves leverage and provides exposure to potential gain or loss from a change in the market price of the underlying asset (or a basket of assets or an index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument. Adverse changes in the value or price of the underlying asset or index, which the Fund may not directly own, can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. Derivative instruments come in many varieties and may include forward contracts, options (both written and purchased) and swap contracts.

ETF Risk: Unlike shares of traditional mutual funds, shares of ETFs are listed and traded on securities exchanges and in over-the-counter markets, and the purchase and sale of these shares involve transaction fees and commissions. In addition, shares of an ETF are issued in "creation units" and are not redeemable individually except upon termination of the ETF. To redeem, a Fund must accumulate enough shares of an ETF to reconstitute a creation unit. The liquidity of a small holding of an ETF, therefore, will depend upon the existence of a secondary market. Also, even though the market price of an ETF is derived from the securities it owns, such price at any given time may be at, below or above the ETF's NAV.

ETN Risk: ETNs are unsecured debt obligations of financial institutions that trade on a securities exchange. ETN payment terms are linked to the performance of a reference index or benchmark, representing the ETN's investment objective. They are different from traditional corporate bonds in that an ETN does not pay a stated rate of interest but rather provides a return based on the performance of a reference index or benchmark (less any investor fees). ETNs may be linked to a broad-based securities index or to an index tied to emerging markets, commodities, a specific industry sector or other assets. ETNs are subject to issuer credit risks, market risks from the performance of their index or benchmark, price volatility risk and liquidity risk, and may be subject to leverage risk.

Event-Driven Risk: Event-driven investments involve the risk that certain of the events driving the investment may not happen or the market may react differently than expected to the anticipated transaction. In addition, although an event may occur or is announced, it may be renegotiated, terminated or involve a longer time frame than originally contemplated. Event-driven investment transactions are also subject to the risk of overall market movements. Any one of these risks could cause the Fund to experience investment losses, impacting its shares negatively.

Foreign Securities Risks: The securities of foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. The costs associated with securities transactions may be

40 PROSPECTUS | APRIL 3 • 2017

higher in foreign countries than in the United States. The U.S. dollar value of foreign securities traded in foreign currencies (and any dividends and interest earned) held by the Fund or by mutual funds in which the Fund invests may be affected favorably or unfavorably by changes in foreign currency exchange rates. An increase in the U.S. dollar relative to these other currencies may adversely affect the Fund. Additionally, investments in foreign securities, even those publicly traded in the United States, may involve risks which are in addition to those inherent in U.S. investments. Foreign companies may not be subject to the same regulatory requirements of U.S. companies, and as a consequence, there may be less publicly available information about such companies. Also, foreign companies may not be subject to uniform accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies. Foreign governments and foreign economies often are less stable than the U.S. Government and the U.S. economy.

Gold and Precious Metals Risk: The risks related to investing in precious metals directly are similar to those of investing in securities of precious metal finance and operating companies. There are, however, additional considerations related to such direct precious metal investments, including custody and transaction costs that may be higher than those involving securities. Moreover, holding gold, whether in physical form or book account, results in no income being derived from such holding, unlike securities, which may pay dividends or make other current payments. In addition, income derived from trading in gold and certain contracts and derivatives relating to gold must be closely monitored to avoid potentially negative tax consequences. Although the Fund has contractual protections with respect to the credit risk of its custodian, gold held in physical form (even in a segregated account) involves the risk of delay in obtaining the assets in the case of bankruptcy or insolvency of the custodian. This could impair disposition of the assets under those circumstances. Finally, although not currently anticipated, if gold in the future were held in book account, it would involve risks of the credit of the party holding the gold.

Hedging Transaction Risk: The success of the Fund's hedging strategies, if used, will be subject to the Adviser's ability to assess correctly the degree of correlation between the performance of the instruments used in the hedging strategies and the performance of the investments in the Fund's portfolio being hedged. Hedging transactions involve the risk of imperfect correlation. Imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. Hedging transactions also limit the opportunity for gain if the value of a hedged portfolio position should increase.

High Portfolio Turnover Risks: The Fund's investment strategies may result in higher portfolio turnover rates. This may increase the Fund's brokerage commission costs, which would reduce performance. Rapid portfolio turnover also exposes shareholders to a higher current realization of short-term gains which could cause you to pay higher taxes.

Interest Rate Risks: Prices of debt securities and preferred stocks tend to move inversely with changes in interest rates. When interest rates fall, the market value of the respective debt securities and preferred securities usually increases. Conversely, when interest rates rise, the market value of the respective debt securities and preferred securities usually declines. As such, a change in

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THE ARBITRAGE TACTICAL EQUITY FUND

interest rates may affect prices of the Fund's debt securities and preferred securities and, accordingly, the Fund's share price.

Leverage Risks: If the Fund uses leverage through activities such as borrowing, entering into short sales, purchasing securities on margin or on a "when-issued" basis or purchasing derivative instruments in an effort to increase its returns, the Fund has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the net assets of the Fund. Should the Fund employ leverage, the Fund's net asset value may be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Fund to pay interest.

Market Risks: Market risk is the possibility that securities prices will fluctuate over time. This fluctuation includes both increases and decreases in security prices. The Fund is subject to market risk. The value of the Fund's investments, and the net asset value of the Fund, will fluctuate. Investors could lose money due to this price fluctuation.

Non-Diversification Risks: The Fund is a non-diversified investment company, which means that more of the Fund's assets may be invested in the securities of a single issuer than could be invested in the securities of a single issuer by a diversified investment company. This may make the value of the Fund's shares more susceptible to certain risks than shares of a diversified investment company. As a non-diversified fund, the Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

Options Risks: Options transactions involve special risks that may make it difficult or impossible to close a position when the Fund desires. These risks include possible imperfect correlation between the price movements of the option and the underlying security; the potential lack of a liquid secondary market at any particular time; and possible price fluctuation limits. In addition, the option activities of the Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by the Fund.

Short Sale Risks: The Fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. It is possible that the Fund's long positions will decline in value at the same time that the value of its short positions increase, thereby increasing potential losses to the Fund. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. The Fund's investment performance will also suffer if it is required to close out a short position earlier than it had intended. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing. These expenses may negatively impact the performance of the Fund. Short positions may introduce additional risk to the Fund because a short position loses value as a security's price increases and there is no theoretical ceiling to the price of the shorted security. Therefore, securities sold short have unlimited risk.

Small and Medium Capitalization Securities Risks: Securities issued by small and medium capitalization companies tend to be less liquid and more volatile than stocks of companies with

42 PROSPECTUS | APRIL 3 • 2017

relatively large market capitalizations. These companies may have limited product lines, markets or financial resources or may depend on a few key employees. Securities of small and medium capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these medium sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small and medium capitalization stock prices may be more volatile than those of larger companies.

Total Return Swap Risks: In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. Certain categories of swap agreements often have terms of greater than seven days and may be considered illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The swaps market is subject to extensive regulation under the Dodd-Frank Act and certain Securities and Exchange Commission and Commodity Futures Trading Commission rules promulgated thereunder. It is possible that developments in the swaps market, including new and additional government regulation, could result in higher Fund costs and expenses and could adversely affect the Fund's ability, among other things, to terminate existing swap agreements or to realize amounts to be received under such agreements.

Performance Information

The following information provides some indication of the risks and variability of investing in the Fund by showing how the Fund's performance has varied over time. The performance shown reflects the performance of the Fund's Class R shares before and after taxes and the Fund's Class I, Class C and Class A shares before taxes.

The bar chart and performance table shown below depict the performance of the Fund's Class R shares for the period indicated and show how the Fund's average annual total returns compare with those of a broad measure of market performance. The performance table includes the performance of the Fund's Class I, Class C and Class A shares before taxes. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund's performance would be reduced. Updated information on the Fund's performance can be obtained by visiting www.arbitragefunds.com.

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THE ARBITRAGE TACTICAL EQUITY FUND

Year-by-Year Annual Total Returns through December 31, 2016 – Class R Shares

During the period shown in the bar chart, the highest return for a quarter was 2.91% during the quarter ended September 30, 2016 and the lowest return for a quarter was -6.05% during the quarter ended September 30, 2015.

The year-to-date return of the Fund's Class R shares through March 31, 2017 is 2.82%.

While the Class I shares, Class C shares and Class A shares would have substantially similar annual returns to the Class R shares because the shares are invested in the same portfolio of securities, the performance of Class I, Class C, and Class A shares will differ from that shown above since the Classes do not have the same expenses.

Average Annual Total Returns for Periods Ended December 31, 2016

The table below shows the Fund's average annual total returns for Class R shares, Class I shares, Class C shares and Class A shares compared with those of the Standard & Poor's 500® Index and BofA Merrill Lynch U.S. 3-Month Treasury Bill Index. The table also presents the impact of taxes on the returns of the Fund's Class R shares. After-tax returns are shown for Class R shares only, and after-tax returns for Class I, Class C, and Class A shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Return after taxes on distributions measures the effect of taxable distributions, but assumes the underlying shares are held for the entire period. Return after taxes on distributions and sale of Fund shares shows the effect of both taxable distributions and any taxable gain or loss that would be realized if the underlying shares were purchased at the beginning and sold at the end of the period (for purposes of the calculation, it is assumed that income dividends and capital gain distributions are reinvested at net asset value and that the entire account is redeemed at the end of the period, including reinvested amounts). The Fund's return after taxes on distributions and sale of Fund shares may be higher than its returns before taxes or its returns after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have been incurred.

44 PROSPECTUS | APRIL 3 • 2017

Average Annual Total Returns

THE ARBITRAGE TACTICAL EQUITY FUND	One Year	Since Inception*
Class R Return Before Taxes	4.58%	(1.60)%
Class R Return After Taxes on Distributions	4.58%	(1.81)%
Class R Return After Taxes on Distributions and Sale of Fund Shares	2.59%	(1.31)%
Class I Return Before Taxes	4.58%	(1.60)%
Class C Return Before Taxes	3.58%	(1.60)%
Class A Return Before Taxes	1.16%	(3.23)%
STANDARD & POOR'S 500® INDEX (reflects no deduction for fees, expenses, or taxes)	11.96%	5.98%
BOFA MERRILL LYNCH U.S. 3-MONTH TREASURY BILL INDEX (reflects no deduction for fees, expenses, or taxes)	0.33%	0.19%

*  The inception date for Class R shares, Class I shares, Class C shares, and Class A shares is December 31, 2014, The "Since Inception" returns reflected for the Standard & Poor's 500 Index and BofA Merrill Lynch U.S. 3-Month Treasury Bill Index are based on the inception date for Class R, Class I, Class C, and Class A shares.

In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Return After Taxes on Distributions and Sale of Fund Shares to be greater than the Return After Taxes on Distributions or even the Return Before Taxes.

Investment Adviser

Water Island Capital, LLC is the investment adviser to the Fund.

Portfolio Manager

Portfolio Manager	Portfolio Manager Since
Edward Chen	January 2015
Curtis Watkins, CFA	September 2015

Purchase and Sale of Fund Shares

Minimum Investment Amounts Class R Shares – The minimum initial investment for all types of accounts is $2,000. There is no minimum for subsequent investments other than investments through the Fund's Automatic Investment Plan, which has a $100 minimum for investments.

Minimum Investment Amounts Class I Shares – The minimum initial investment for all types of accounts is $100,000. There is no minimum for subsequent investments other than investments through the Fund's Automatic Investment Plan, which has a $100 minimum for investments.

You may conduct transactions by mail (Regular Mail to The Arbitrage Funds, c/o DST Systems, Inc., P.O. Box 219842, Kansas City, Missouri 64121-9842, or Express/Overnight Mail to The

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THE ARBITRAGE TACTICAL EQUITY FUND

Arbitrage Funds, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, Missouri 64105), or by telephone at (800) 295-4485. Transactions will only occur on days the New York Stock Exchange ("NYSE") is open. Investors who wish to purchase, exchange or redeem Class R or Class I shares through a broker-dealer should contact the broker-dealer regarding the hours during which orders to purchase, exchange or sell shares of the Fund may be placed. The Fund's transfer agent is open from 9:00 a.m. to 5:00 p.m. Eastern Time for purchase, exchange or redemption orders.

Minimum Investment Amounts Class C and Class A Shares – The minimum initial investment for all types of accounts is $2,000. There is no minimum for subsequent investments in Class C or Class A shares.

Purchases, exchanges and redemptions of Class C and Class A shares can be made only through institutional channels, such as financial intermediaries and retirement platforms, which have established an agreement with the Fund's distributor. Financial intermediaries may charge additional fees for their services. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. Requests must be received in good order by the Fund or its agent (financial intermediary or plan sponsor, if applicable) prior to the close of the regular trading session of the NYSE in order to receive that day's net asset value.

Tax Information

The Fund's distributions are generally taxable as ordinary income or capital gains, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case such distributions may be taxable when withdrawn from such account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

46 PROSPECTUS | APRIL 3 • 2017

ADDITIONAL IMPORTANT INFORMATION REGARDING FUND EXPENSES AND DIVIDENDS ON SHORT POSITIONS

When a Fund sells a security short, the Fund borrows the security from a lender and then sells the security in the general market. A Fund is obligated to pay any interest accrued or dividend declared during the period in which the Fund maintains the short position to the lender from which the Fund borrowed the security and the Fund is obligated to record the payment of the accrued interest or dividend as an expense. Dividend expenses are not fees directly charged to shareholders by a Fund or any Fund service provider, but are similar to finance charges incurred by the Fund in borrowing transactions. Dividends, whether earned by a Fund on long positions, or paid by a Fund on short positions, are taken into account by the Funds' investment adviser, Water Island Capital, LLC (the "Adviser"), when calculating the return potential of its investments.

The Arbitrage Fund

Excluding the effect of expenses attributable to dividends on short positions and interest on short positions and/or borrowings, The Arbitrage Fund's total annual operating expenses (expenses that are deducted from Fund assets) are as set forth below. Please refer to the table in the Fund's "Fees and Expenses" discussion on pages 2 and 3 for details on the Fund's Total Annual Operating Expenses including the effect of expenses attributable to dividends on short positions and interest on short positions and/or borrowings; and see the accompanying footnote for details relating to the Acquired Fund Fees and Expenses.

	Class R Shares	Class I Shares	Class C Shares	Class A Shares
Management Fees	1.05%	1.05%	1.05%	1.05%
Distribution and/or Service (12b-1) Fees	0.25%	None	1.00%	0.25%
Other Expenses, Excluding Dividend on Short Positions and Interest Expense on Short Positions and/or Borrowings	0.17%	0.17%	0.17%	0.17%
Acquired Fund Fees and Expenses	0.03%	0.03%	0.03%	0.03%
Total Annual Fund Operating Expenses, Excluding Effect of Dividend on Short Positions and Interest Expense on Short Positions and/or Borrowings	1.50%	1.25%	2.25%	1.50%

The Arbitrage Credit Opportunities Fund

Excluding the effect of expenses attributable to dividends on short positions and interest on short positions and/or borrowings, The Arbitrage Credit Opportunities Fund's total annual operating expenses (expenses that are deducted from Fund assets) are as set forth below. Please refer to the table in the Fund's "Fees and Expenses" discussion on pages 12 and 13 for details on the Fund's Total Annual Operating Expenses including the effect of expenses attributable to dividends on short positions and interest on short positions and/or borrowings, and see the accompanying

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footnotes for details relating to the Acquired Fund Fees and Expenses and the Expense Waiver and Reimbursement Agreement.

	Class R Shares	Class I Shares	Class C Shares	Class A Shares
Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	None	1.00%	0.25%
Other Expenses, Excluding Dividend on Short Positions and Interest Expense on Short Positions and/or Borrowings	0.50%	0.50%	0.50%	0.50%
Acquired Fund Fees and Expenses	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses, Excluding Effect of Dividend on Short Positions and Interest Expense on Short Positions and/or Borrowings	1.77%	1.52%	2.52%	1.77%
Fee Waiver	(0.25)%	(0.25)%	(0.25)%	(0.25)%
Total Annual Fund Operating Expenses After Fee Waiver	1.52%	1.27%	2.27%	1.52%

The Arbitrage Event-Driven Fund

Excluding the effect of expenses attributable to dividends on short positions and interest on short positions and/or borrowings, The Arbitrage Event-Driven Fund's total annual operating expenses (expenses that are deducted from Fund assets) are as set forth below. Please refer to the table in the Fund's "Fees and Expenses" discussion on pages 24 and 25 for details on the Fund's Total Annual Operating Expenses including the effect of expenses attributable to dividends on short positions and interest on short positions and/or borrowings, and see the accompanying footnotes for details relating to the Acquired Fund Fees and Expenses and the Expense Waiver and Reimbursement Agreement.

	Class R Shares	Class I Shares	Class C Shares	Class A Shares
Management Fees	1.25%	1.25%	1.25%	1.25%
Distribution and/or Service (12b-1) Fees	0.25%	None	1.00%	0.25%
Other Expenses, Excluding Dividend on Short Positions and Interest Expense on Short Positions and/or Borrowings	0.35%	0.35%	0.35%	0.35%
Acquired Fund Fees and Expenses	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses, Excluding Effect of Dividend on Short Positions and Interest Expense on Short Positions and/or Borrowings	1.87%	1.62%	2.62%	1.87%
Fee Waiver	(0.16)%	(0.16)%	(0.16)%	(0.16)%
Total Annual Fund Operating Expenses After Fee Waiver	1.71%	1.46%	2.46%	1.71%

The Arbitrage Tactical Equity Fund

Excluding the effect of expenses attributable to dividends on short positions and interest on short positions and/or borrowings, The Arbitrage Tactical Equity Fund's total annual operating expenses (expenses that are deducted from Fund assets) are as set forth below. Please refer to the table in

48 PROSPECTUS | APRIL 3 • 2017

the Fund's "Fees and Expenses" discussion on pages 36 and 37 for details on the Fund's Total Annual Operating Expenses including the effect of expenses attributable to dividends on short positions and interest on short positions and/or borrowings, and see the accompanying footnotes for details relating to the Acquired Fund Fees and Expenses and the Expense Waiver and Reimbursement Agreement.

	Class R Shares	Class I Shares	Class C Shares	Class A Shares
Management Fees	1.25%	1.25%	1.25%	1.25%
Distribution and/or Service (12b-1) Fees	0.25%	None	1.00%	0.25%
Other Expenses, Excluding Dividend on Short Positions and Interest Expense on Short Positions and/or Borrowings	17.81%	17.81%	17.81%	17.81%
Acquired Fund Fees and Expenses	0.06%	0.06%	0.06%	0.06%
Total Annual Fund Operating Expenses, Excluding Effect of Dividend on Short Positions and Interest Expense on Short Positions and/or Borrowings	19.37%	19.12%	20.12%	19.37%
Fee Waiver	(17.62)%	(17.62)%	(17.62)%	(17.62)%
Total Annual Fund Operating Expenses After Fee Waiver	1.75%	1.50%	2.50%	1.75%

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INVESTMENT OBJECTIVE, POLICIES AND RISKS

Investment Objective

The Arbitrage Fund seeks to achieve capital growth by engaging in merger arbitrage.

The Arbitrage Credit Opportunities Fund seeks to provide current income and capital growth.

The Arbitrage Event-Driven Fund seeks to achieve capital growth.

The Arbitrage Tactical Equity Fund seeks to achieve capital appreciation.

Each of the Funds may change its investment objective without shareholder approval.

Principal Investment Strategies and Policies

The Arbitrage Fund

To achieve its investment objective, The Arbitrage Fund, under normal market conditions, will invest at least 80% of its net assets in equity securities of companies (both U.S. and foreign) involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other types of corporate reorganizations (all referred to as "corporate reorganizations"). Equity securities include common and preferred stock. The Fund may invest in equity securities of companies of any market capitalization.

Merger arbitrage refers to the investment practice of capturing the difference between the end value of a corporate reorganization and the prevailing market prices of the securities of the companies involved prior to the consummation of the reorganization. It is a highly specialized investment approach designed to profit from the successful completion of such reorganizations. The discrepancy in value is attributable to risks that are inherent in corporate reorganizations, which include the possibility the transaction will not be completed and the time it takes for corporate reorganizations to be completed.

The Fund continuously monitors not only the investment positions owned by the Fund, but also other potential mergers and corporate reorganizations. This enables the Fund to make timely and informed investment decisions if market prices of other securities adjust enough so that it becomes attractive for the Fund to make new investments for its own portfolio. The Adviser expects the Fund's assets to be invested across various industries; however, if a large percentage (namely, at least 50%) of mergers taking place within the U.S. are within one industry over a given period of time, a large portion of the Fund's assets could be concentrated in that industry for that period of time.

The most common merger arbitrage activity, and the approach the Fund primarily uses, involves purchasing the shares of an announced acquisition target at a discount to their expected value upon completion of the acquisition. The Adviser will carefully evaluate all potential arbitrage

50 PROSPECTUS | APRIL 3 • 2017

THE ARBITRAGE FUNDS

investment opportunities examining each situation's return characteristics together with its risk profile. As an important part of this investment process, the Fund systematically reduces market exposure by employing various hedging strategies, as discussed below.

The Fund generally engages in active and frequent trading of portfolio securities to achieve its principal investment strategies. When determining whether to sell or close out a security, the Adviser continuously reviews and rationalizes each investment's risk versus its reward relative to its predetermined exit strategy. The Fund will generally sell or close out a security when the securities of the companies involved in the transaction do not meet the Fund's expected return criteria when gauged by prevailing market prices and the relative risks of the situation.

The principal hedging strategies that the Fund employs are the use of put and call options. The Fund may, but is not required to, seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies.

Short Sales: The Adviser may engage in selling securities short when the terms of a proposed acquisition call for the exchange of common stock and/or other securities. In such a case, the common stock of the company to be acquired may be purchased and, at approximately the same time, an amount of the acquiring company's common stock and/or other securities as per the terms of the transaction may be sold short. The Fund will make these short sales with the intention of later closing out (or covering) the short position with the securities of the acquiring company received when the acquisition is consummated. The purpose of the short sale is to protect against a decline in the market value of the acquiring company's securities prior to the acquisition's completion. At all times when the Fund does not own securities which are sold short, the Fund will maintain collateral consisting of cash, cash equivalents and liquid securities equal in value on a daily marked-to-market basis to the securities sold short.

Put and Call Options: The Adviser may engage in purchasing and/or selling put and call options in an effort to reduce the risks associated with some of its investments. A put option is a short-term contract which gives the purchaser of the option, in return for a premium paid, the right to sell the underlying security at a specified price upon exercise of the option at any time prior to the expiration of the option. The market price of a put option normally will vary inversely with the market price of the underlying security. Consequently, by purchasing put options on securities the Fund has purchased, it may be possible for the Fund to partially offset any decline in the market value of these securities. A call option, on the other hand, is a short-term contract entitling the purchaser, in return for a premium paid, the right to buy the underlying security at a specified price upon exercise of the option, at any time prior to its expiration. The market price of the call, in most instances, will move in conjunction with the price of the underlying security.

The premium received by the Fund for the sale of options may be used by the Fund to reduce the risks associated with individual investments and to increase total investment return. Currently, the Adviser does not intend to commit greater than 25% of the Fund's net assets to option strategies.

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The Arbitrage Credit Opportunities Fund

The Arbitrage Credit Opportunities Fund invests primarily in a portfolio of debt and debt-like instruments including corporate bonds and debentures (including high yield bonds commonly known as "junk bonds"), bank loans, convertible and preferred securities, credit default swaps and other debt instruments and derivatives that the Fund's investment adviser believes have debt-like characteristics. The Fund invests in both domestic and foreign debt securities. The principal type of derivatives in which the Fund may invest are credit default swaps, interest rate swaps, total return swaps, futures and options.

The Fund invests primarily in debt securities whose returns the Adviser believes will be more correlated with the outcome of specific catalysts or events rather than overall market direction. These catalysts and events include mergers, acquisitions, debt maturities, refinancings, regulatory changes, recapitalizations, reorganizations, restructurings and other special situations. The Fund also uses a relative value approach and may express positive views on specific credits by taking long positions in cash bonds and/or derivatives and negative views on specific credits by taking short positions in cash bonds and/or derivatives. The Fund uses fundamental research to identify mispricings or inefficiencies in these situations and assess their potential impact on security prices.

The Fund may engage in short-term trading strategies, and may engage in short sales and invest in derivatives. The principal short-term trading strategies may at times include convertible arbitrage, merger arbitrage, and capital structure arbitrage, which are discussed below. The Fund may seek to mitigate the risk of volatility (the appreciation and depreciation of the value of a security over a period of time) and duration (the impact of interest rate changes on fixed-income securities) by engaging in short sales and/or investing in derivatives, including credit default swaps, interest rate swaps, futures and options. The Fund may purchase or sell short equity securities or derivatives as part of a hedging strategy or hold equity positions or other assets that the Fund receives as part of a reorganization process. The Fund may, but is not required to, seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies.

The principal hedging strategies that the Fund employs are short selling and the use of put and call options, index credit default swaps and single name credit default swaps.

The Fund is not limited with respect to its portfolio maturity or duration. The Fund may invest in debt securities without regard to their credit ratings, including unrated securities, securities that are non-investment grade, and in debt securities with a wide variety of terms that may vary from security to security, including but not limited to optional and mandatory prepayment provisions, fixed, variable, semi-variable, and resettable interest rates and conversion options, as well as various combinations of these terms.

Convertible Arbitrage: Convertible arbitrage is a specialized strategy that seeks to profit from pricing inefficiencies between a firm's convertible securities and its underlying equity. The most common convertible arbitrage approach, and the strategy the Fund generally uses, when it believes that the common stock is overvalued in relation to the convertible securities, matches a long

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THE ARBITRAGE FUNDS

position in the debt securities, preferred stocks and other securities convertible into common stock with a short position in the underlying common stock. The Fund seeks to purchase such convertible securities at discounts to their expected future values and sell short shares of the underlying common stock in order to mitigate equity market movements. As stock prices rise and the convertible security becomes more equity sensitive, the Fund will sell short additional common shares in order to maintain the relationship between the convertible and the underlying common stock. As stock prices fall, the Fund will typically buy back a portion of shares which it had sold short. Positions are typically designed to earn income from coupon or dividend payments, and from the short sale of common stock.

Merger Arbitrage: Merger arbitrage is a highly specialized investment approach designed to profit from the successful completion of mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations. The most common merger arbitrage activity, and the approach the Fund generally uses, involves purchasing the shares of an announced acquisition target company at a discount to their expected value upon completion of the acquisition. The Fund may engage in selling securities short when the terms of a proposed acquisition call for the exchange of common stock and/or other securities. In such a case, the securities of the company to be acquired may be purchased and, at approximately the same time, an amount of the acquiring company's common stock and/or other securities as per the terms of the transaction may be sold short.

Capital Structure Arbitrage: Capital structure arbitrage seeks to profit from relative pricing discrepancies between related debt and/or equity securities. For example, when the Fund believes that unsecured securities are overvalued in relation to senior secured securities, the Fund may purchase a senior secured security of an issuer and sell short an unsecured security of the same issuer. In this example the trade would be profitable if credit quality spreads widened or if the issuer went bankrupt and the recovery rate for the senior debt was higher. It is expected that, over time, the relative mispricing of the securities may decline, at which point the position will be liquidated.

The Fund may also employ a hedging program that will focus on reducing the impact of market risk, interest rate risk, credit risk and idiosyncratic events. This hedging program is intended to reduce the portfolio's overall volatility. This program may include the purchase and sale of instruments such as equities and derivatives, including options and swaps.

The Fund continuously monitors its investments and evaluates each investment's risk/return profile, not only for each investment by itself, but also in the context of the Fund's overall portfolio and the availability of other event-driven opportunities. As a result of this continuous examination of investment conditions, the Fund will not necessarily use each of its available strategies (principal and non-principal) at a particular time, but rather will allocate its investments according to what the Adviser believes are the best risk-adjusted opportunities available.

The Adviser expects the Fund's assets to be invested in various industries; however, if, for example, a large percentage of corporate events taking place within the U.S. are within one industry over a

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given period of time, a large portion of the Fund's assets could be concentrated in that industry for that period of time.

The Fund may engage in active trading of portfolio securities to achieve its principal investment objective. The Fund will sell or close out a security when the securities of the companies involved in the transaction do not meet the Fund's expected return criteria when gauged by prevailing market prices and the relative risks of the situation.

The Arbitrage Event-Driven Fund

To achieve its investment objective, The Arbitrage Event-Driven Fund invests in equity and debt and debt-like securities of companies that are impacted by corporate events such as mergers, acquisitions, asset sales, restructurings, refinancings, recapitalizations, reorganizations or other special situations. In order to achieve its investment objective, the Fund may employ investment strategies such as merger arbitrage, convertible arbitrage and capital structure arbitrage in order to profit from event-driven opportunities. The Fund may invest in both U.S. and foreign securities and may invest in securities of companies of any market capitalization and in debt securities of any maturity and credit quality. The Fund may also invest in derivatives, such as options and total return swaps.

Merger Arbitrage: Merger arbitrage is a highly specialized investment approach designed to profit from the successful completion of mergers, takeovers, tender offers, leveraged buyouts, spin offs, liquidations and other corporate reorganizations. The most common merger arbitrage activity, and the approach the Fund generally uses, involves purchasing the shares of an announced acquisition target company at a discount to their expected value upon completion of the acquisition. The Fund may engage in selling securities short when the terms of a proposed acquisition call for the exchange of common stock and/or other securities. In such a case, the securities of the company to be acquired may be purchased and, at approximately the same time, an amount of the acquiring company's common stock and/or other securities as per the terms of the transaction may be sold short.

Convertible Arbitrage: Convertible arbitrage is a specialized strategy that seeks to profit from pricing inefficiencies between a firm's convertible securities and its underlying equity. The most common convertible arbitrage approach, and the strategy the Fund generally uses when it believes that the common stock is overvalued in relation to the convertible securities, matches a long position in the convertible security with a short position in the underlying common stock. The Fund seeks to purchase convertible securities at discounts to their expected future values and sell short shares of the underlying common stock in order to mitigate equity market movements. As stock prices rise and the convertible security becomes more equity sensitive, the Fund will sell short additional common shares in order to maintain the relationship between the convertible and the underlying common stock. As stock prices fall, the Fund will typically buy back a portion of shares which it had sold short. Positions are typically designed to earn income from coupon or dividend payments, and from the short sale of common stock.

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Capital Structure Arbitrage: Capital structure arbitrage seeks to profit from relative pricing discrepancies between related debt and/or equity securities. For example, when the Fund believes that unsecured securities are overvalued in relation to senior secured securities, the Fund may purchase a senior secured security of an issuer and sell short an unsecured security of the same issuer. In this example the trade would be profitable if credit quality spreads widened or if the issuer went bankrupt and the recovery rate for the senior debt was higher than anticipated. Another example might involve the Fund purchasing one class of common stock while selling short a different class of common stock of the same issuer. It is expected that, over time, the relative mispricing of the securities may decline, at which point the position will be liquidated.

The Fund continuously monitors its investments and evaluates each investment's risk/return profile, not only for each investment by itself, but also in the context of the Fund's overall portfolio and the availability of other event-driven opportunities. As a result of this continuous examination of investment conditions, the Fund will not necessarily use each of its available strategies (principal and non-principal) at a particular time, but rather will allocate its investments according to what the Adviser believes are the best risk-adjusted event-driven opportunities available.

The Adviser expects the Fund's assets to be invested in various industries; however, if, for example, a large percentage of corporate events taking place within the U.S. are within one industry over a given period of time, a large portion of the Fund's assets could be concentrated in that industry for that period of time.

The principal strategies that the Fund employs are short selling and the use of put and call options, index credit default swaps and single name credit default swaps.

The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. When determining whether to sell or close out a security, the Adviser continuously reviews and rationalizes each investment's risk versus its reward relative to its predetermined exit strategy. The Fund will sell or close out a security when the securities of the companies involved in the transaction do not meet the Fund's expected return criteria when gauged by prevailing market prices and the relative risks of the situation. The Fund may, but is not required to, seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies.

The Arbitrage Tactical Equity Fund

The Arbitrage Tactical Equity Fund seeks to profit from investing in securities of companies whose stock price trades significantly higher or lower from where the Adviser believes it should trade. The Adviser believes such differences may occur when news and events create misperception of a company's correct stock price. Examples of such news and events, which the Fund refers to as "investment opportunities," include, but are not limited to: changes in industry or sector fundamentals, announcements or potential announcements of restructurings (bankruptcies, spinoffs, and asset sales), mergers and acquisitions, earnings results and outlook, regulatory changes and litigation. The Adviser's investment approach is to identify these differences and to tactically purchase or sell short such securities in order to achieve the Fund's objective. The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective.

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In certain circumstances, the Adviser may seek to proactively engage with company management to address opportunities that may further unlock value or discuss concerns.

In order to meet its investment objective, the Fund will invest in a portfolio of securities including: equities, debt (such as corporate bonds, debentures, notes and other similar instruments), warrants, distressed, high-yield (these are referred to as "junk bonds"), convertible, preferred, when-issued, and other securities the Adviser believes will further its investment objective. The Fund may also invest in derivatives. The principal types of derivatives in which the Fund may invest are options, total return swaps, currency forwards. Furthermore, the Adviser may invest in instruments, such as ETFs, ETNs and commodities. The Fund may invest in both physical gold and other precious metals and the securities of companies in the gold mining and other precious metal mining sectors. The Fund intends, however, to purchase only those forms of precious metals that are readily marketable and that can be stored in accordance with custody regulations applicable to mutual funds. Under normal circumstances, the Fund invests at least 80% of the value of its net assets (including borrowings for investment purposes) in equity securities, such as common stock, preferred stock and securities convertible into such stock, and other instruments that have economic characteristics similar to equity securities.

The Fund is not limited with respect to issuer, geography, market capitalization, credit quality, sector or industry and the Fund is non-diversified as defined by the Investment Company Act of 1940, as amended (the "1940 Act"). In addition, the Fund may invest in cash or cash equivalents, money market funds, or money market instruments such as Treasury bills and other short-term obligations of the United States Government, its agencies or instrumentalities and prime commercial paper. The Fund may, but is not required to, seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies.

Short Sales: The Adviser may engage in selling securities short when the Adviser believes the security is overvalued or subject to an investment opportunity in which its value is more likely to decline. At all times when the Fund does not own securities which are sold short, the Fund will maintain collateral consisting of cash, cash equivalents and liquid securities equal in value on a daily marked-to-market basis to the securities sold short.

Put and Call Options: The Adviser may engage in purchasing and/or selling put and call options in an effort to improve the risk/return associated with some of its investments. A put option is a short-term contract which gives the purchaser of the option, in return for a premium paid, the right to sell the underlying security at a specified price upon exercise of the option at any time prior to the expiration of the option. The market price of a put option normally will vary inversely with the market price of the underlying security. Consequently, by purchasing put options on securities the Fund owns, it may be possible for the Fund to partially offset any decline in the market value of these securities. A call option, on the other hand, is a short-term contract entitling the purchaser, in return for a premium paid, the right to buy the underlying security at a specified price upon exercise of the option, at any time prior to its expiration. The market price of the call, in most instances, will move in conjunction with the price of the underlying security.

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The premium received by the Fund for the sale of options may be used by the Fund to reduce the risks associated with individual investments and to increase total investment return.

Currency Forward/Futures Contracts: A currency forward contract is a financial contract to trade a specific foreign currency at an agreed exchange rate at a future date. The contract is individually negotiated and privately traded by currency traders and their customers in the interbank market. A currency forward contract will generally reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. A currency futures contract may serve a similar function as a currency forward contract except that it is generally a standard binding agreement and may be traded on U.S. and non-U.S. exchanges.

Leverage: The Fund may borrow from banks to increase its portfolio holdings of securities. Borrowings may be on a secured or unsecured basis at fixed or variable rates of interest. The 1940 Act requires the Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings. This allows the Fund to borrow for such purposes an amount (when taken together with any borrowings for temporary or emergency purposes) equal to as much as 50% of the value of its net assets (not including such borrowings).

Exchange Traded Notes: An ETN is a type of unsecured, unsubordinated debt security that differs from other types of bonds and notes because ETN returns are typically based upon the performance of a market index. ETNs are publically traded on a U.S. securities exchange.

The Fund continuously monitors its investments and evaluates each investment's risk/return profile, not only for each investment by itself, but also in the context of the Fund's overall portfolio and the availability of other investment opportunities. As a result of this continuous examination of investment conditions, the Fund will not necessarily use each of its available strategies (principal and non-principal) at a particular time, but rather will allocate its investments according to what the Adviser believes are the best risk-adjusted investment opportunities available.

The Adviser expects the Fund's assets to be invested in various industries; however, if, for example, a large percentage of investment opportunities are occurring within the U.S. are within one industry over a given period of time, a large portion of the Fund's assets could be concentrated in that industry for that period of time. Examples of such investment opportunities include, but are not limited to: changes in industry or sector fundamentals, announcements or potential announcements of restructurings (bankruptcies, spinoffs, and asset sales), mergers and acquisitions, earnings results and outlook, regulatory changes and litigation.

Principal Investment Risks

All investments, including those in mutual funds entail risks that could cause a Fund and you to lose money. The risks identified below are the principal risks of investing in each Fund. The summary section for each of the Funds and the below matrix lists the principal risks applicable to that Fund.

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Risk	The Arbitrage Fund	The Arbitrage Credit Opportunities Fund	The Arbitrage Event Driven Fund	The Arbitrage Tactical Equity Fund
Active Management Risk	X	X	X	X
Commodities Risk				X
Concentration Risk	X
Convertible Security Risk		X	X
Counterparty Risk	X	X	X	X
Credit Risk		X	X	X
Currency Risk	X	X	X	X
Derivatives Risk	X	X	X	X
ETF Risk				X
ETN Risk				X
Event Driven Risk			X	X
Foreign Securities Risk	X	X	X	X
Gold and Precious Metals Risk				X
Hedging Transaction Risk	X	X	X	X
High Portfolio Turnover	X	X	X	X
Interest rate Risk		X	X	X
Leverage Risk	X	X	X	X
Liquidity Risk		X
Market Risk	X	X	X	X
Merger Arbitrage Risk	X	X	X
Non-Diversification Risk				X
Options Risk	X	X	X	X
Preferred Security Risk		X
Short Sale Risk	X	X	X	X
Small and Medium Capitalization Securities Risk	X		X	X
Total Return Swap Risk	X	X	X	X

Active Management Risk: Each Fund is an actively managed investment portfolio and is therefore subject to management risk. The Adviser will apply its investment and risk analysis in making investment decisions for the Fund, but there is no guarantee that these decisions will produce the intended results.

Commodities Risk: Commodities may subject the Fund to greater volatility than investments in traditional securities. Commodities may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may

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create additional investment risks which subject the Fund's investments to greater volatility than investments in traditional securities.

Concentration Risk: The Fund may, if a large percentage of mergers taking place within the U.S. over a given time, invest a large proportion of the Fund's assets in securities of issuers in a single industry for that period of time. During such a period of concentration, the Fund may be subject to greater volatility with respect to its portfolio securities than a fund that is more broadly diversified.

Convertible Security Risks: Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Because convertible securities are higher in the firm's capital structure than equity, convertible securities are generally not as risky as the equity securities of the same issuer. However, convertible securities may gain or lose value due to changes in interest rates and other general economic conditions, industry fundamentals, market sentiment and changes in the issuer's operating results and credit ratings.

Counterparty Risk: The Funds may enter into various types of derivative contracts. These derivative contracts may be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the creditworthiness of the counterparty declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses to the Fund.

Credit Risks: Credit risk refers to the possibility that the issuer of the security will not be able to make interest or principal payments when due. The Funds may invest in convertible and non-convertible debt securities, including high yield debt securities, also known as "junk bonds." Investments in junk bonds are subject to greater credit risks than securities with credit ratings above investment grade and have a greater risk of default than investment grade debt securities. Junk bonds are less sensitive to interest rate changes than higher credit quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments.

Currency Risks: Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Currency forward/futures contracts also may prevent a Fund from realizing gains from an increase in the value of the currency. In addition to currency risk, currency forward/futures contracts, like other derivatives, may be susceptible to credit risk and other risks.

Derivatives Risk: In general, a derivative instrument typically involves leverage and provides exposure to potential gain or loss from a change in the market price of the underlying asset (or a basket of assets or an index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument. Adverse changes in the value or level

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of the underlying asset or index, which a Fund may not directly own, can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. The use of derivative instruments also exposes a Fund to additional risks and transaction costs. These instruments come in many varieties and may include forward contracts, options (both written and purchased) and swap contracts.

ETF Risk: Unlike shares of traditional mutual funds, shares of ETFs are listed and traded on securities exchanges and in over-the-counter markets, and the purchase and sale of these shares involve transaction fees and commissions. In addition, shares of an ETF are issued in "creation units" and are not redeemable individually except upon termination of the ETF. To redeem, a Fund must accumulate enough shares of an ETF to reconstitute a creation unit. The liquidity of a small holding of an ETF, therefore, will depend upon the existence of a secondary market. Also, even though the market price of an ETF is derived from the securities it owns, such price at any given time may be at, below or above the ETF's NAV.

ETN Risk: ETNs are unsecured debt obligations of financial institutions that trade on a securities exchange. ETN payment terms are linked to the performance of a reference index or benchmark, representing the ETN's investment objective. They are different from traditional corporate bonds in that an ETN does not pay a stated rate of interest but rather provides a return based on the performance of a reference index or benchmark (less any investor fees). ETNs may be linked to a broad-based securities index or to an index tied to emerging markets, commodities, a specific industry sector or other assets. ETNs are subject to issuer credit risks, market risks from the performance of their index or benchmark, price volatility risk and liquidity risk, and may be subject to leverage risk.

Event-Driven Risk: Event-driven investments involve the risk that certain of the events driving the investment may not happen or the market may react differently than expected to the anticipated transaction. In addition, although an event may occur or is announced, it may be renegotiated, terminated or involve a longer time frame than originally contemplated. Event-driven investment transactions are also subject to the risk of overall market movements. Any one of these risks could cause a Fund to experience investment losses impacting its shares negatively.

Foreign Securities Risks: The securities of foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. The costs associated with securities transactions may be higher in foreign countries than in the United States. The U.S. dollar value of foreign securities traded in foreign currencies (and any dividends and interest earned) held by a Fund or by mutual funds in which a Fund invests may be affected favorably or unfavorably by changes in foreign currency exchange rates. An increase in the U.S. dollar relative to these other currencies may adversely affect a Fund. Additionally, investments in foreign securities, even those publicly traded in the United States, may involve risks which are in addition to those inherent in U.S. investments. Foreign companies may not be subject to the same regulatory requirements of U.S. companies, and as a consequence, there may be less publicly available information about such companies. Also, foreign companies may not be subject to uniform accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies. Foreign

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governments and foreign economies often are less stable than the U.S. Government and the U.S. economy.

Gold and Precious Metals Risk: The risks related to investing in precious metals directly are similar to those of investing in securities of precious metal finance and operating companies. There are, however, additional considerations related to such direct precious metal investments, including custody and transaction costs that may be higher than those involving securities. Moreover, holding gold, whether in physical form or book account, results in no income being derived from such holding, unlike securities, which may pay dividends or make other current payments. In addition, income derived from trading in gold and certain contracts and derivatives relating to gold must be closely monitored to avoid potentially negative tax consequences. Although the Fund has contractual protections with respect to the credit risk of its custodian, gold held in physical form (even in a segregated account) involves the risk of delay in obtaining the assets in the case of bankruptcy or insolvency of the custodian. This could impair disposition of the assets under those circumstances. Finally, although not currently anticipated, if gold in the future were held in book account, it would involve risks of the credit of the party holding the gold.

Hedging Transaction Risk: The success of a Fund's hedging strategies, if used, will be subject to the Adviser's ability to assess correctly the degree of correlation between the performance of the instruments used in the hedging strategies and the performance of the investments in the Fund's portfolio being hedged. Hedging transactions involve the risk of imperfect correlation. Imperfect correlation may prevent a Fund from achieving the intended hedge or expose the Fund to risk of loss. Hedging transactions also limit the opportunity for gain if the value of a hedged portfolio position should increase.

High Portfolio Turnover Risks: The Funds' investment strategies may result in high portfolio turnover rates. This may increase a Fund's brokerage commission costs, which would reduce performance. Rapid portfolio turnover also exposes shareholders to a higher current realization of short-term gains which could cause you to pay higher taxes.

Interest Rate Risks: Prices of debt securities and preferred stocks tend to move inversely with changes in interest rates. When interest rates fall, the market value of the respective debt securities and preferred securities usually increases. Conversely, when interest rates rise, the market value of the respective debt securities and preferred securities usually declines. As such, a change in interest rates may affect prices of the Fund's debt securities and preferred securities and, accordingly, the Fund's share price.

Leverage Risks: If a Fund uses leverage through activities such as borrowing, entering into short sales, purchasing securities on margin or on a "when-issued" basis or purchasing derivative instruments in an effort to increase its returns, the Fund has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the net assets of the Fund. Should the Fund employ leverage, the Fund's net asset value may be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Fund to pay interest.

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Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed-income securities, or the lack of an active market. Liquid investments may become less liquid after being purchased by a Fund, particularly during periods of market stress. Illiquid and relatively less liquid investments may be harder to value, especially in turbulent markets and if a Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss.

Market Risks: Market risk is the possibility that securities prices will fluctuate over time. This fluctuation includes both increases and decreases in security prices. Each Fund is subject to market risk. The value of the Fund's investments, and the net asset value of the Fund, will fluctuate. Investors could lose money due to this price fluctuation.

Merger Arbitrage Risks: The principal risk associated with a Fund's merger arbitrage investment strategy is that the proposed reorganizations in which the Fund invests may be renegotiated or terminated, in which case the Fund may realize losses.

Non-Diversification Risks: The Arbitrage Tactical Equity Fund is a non-diversified investment company, which means that more of the Fund's assets may be invested in the securities of a single issuer than could be invested in the securities of a single issuer by a diversified investment company. This may make the value of the Fund's shares more susceptible to certain risks than shares of a diversified investment company. As a non-diversified fund, the Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

Options Risks: Options transactions involve special risks that may make it difficult or impossible to close a position when the Fund desires. These risks include possible imperfect correlation between the price movements of the option and the underlying security; the potential lack of a liquid secondary market at any particular time; and possible price fluctuation limits. In addition, the option activities of the Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by the Fund.

Preferred Securities Risk: Investments in preferred stocks may be subject to the risks of deferred distribution payments, subordination to debt instruments, a lack of liquidity compared to equities, limited voting rights and sensitivity to interest-rate changes.

Short Sale Risks: A Fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. It is possible that the Fund's long positions will decline in value at the same time that the value of its short positions increase, thereby increasing potential losses to the Fund. Short sales expose a Fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. A Fund's investment performance may also suffer if it is required to close out a short position earlier than it had intended. In addition, a Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing. These expenses may negatively impact the performance of a Fund. Short positions introduce more risk to a Fund than long positions (purchases) because the

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maximum sustainable loss on a security purchased (held long) is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security. Therefore, in theory, securities sold short have unlimited risk.

Small and Medium Capitalization Securities Risks: Securities issued by small and medium capitalization companies tend to be less liquid and more volatile than stocks of companies with relatively large market capitalizations. These companies may have limited product lines, markets or financial resources or may depend on a few key employees. Securities of small and medium capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these medium sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small and medium capitalization stock prices may be more volatile than those of larger companies.

Total Return Swap Risks: In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. Certain categories of swap agreements often have terms of greater than seven days and may be considered illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The swaps market is subject to extensive regulation under the Dodd-Frank Act and certain Securities and Exchange Commission and Commodity Futures Trading Commission rules promulgated thereunder. It is possible that developments in the swaps market, including new and additional government regulation, could result in higher Fund costs and expenses and could adversely affect a Fund's ability, among other things, to terminate existing swap agreements or to realize amounts to be received under such agreements.

Portfolio Holdings and Disclosure Policy

Each Fund's top ten portfolio holdings in order of position size are published quarterly, within the first 30 days following quarter end at http://www.arbitragefunds.com. Additional information about a Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities, as set forth in the Funds' Portfolio Holdings and Disclosure Policy, is included in the Funds' Statement of Additional Information.

THE ADVISER

Water Island Capital, LLC, 41 Madison Avenue, 42nd Floor, New York, New York 10010, a registered investment adviser, is the Funds' investment adviser. The Adviser was formed in 2000 and as of February 28, 2017 had $2.6 billion in assets under management. Subject to the authority of the Funds' Board of Trustees, the Adviser is responsible for the overall management of each Fund's business affairs.

The Arbitrage Fund pays an annual fee of 1.25% on the first $250 million of its average daily net assets, 1.20% on the next $50 million of its average daily net assets, 1.15% on the next

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$50 million of its average daily net assets, 1.10% on the next $75 million of its average daily net assets, 1.05% on the next $75 million of its average daily net assets and 1.00% on its average daily net assets in excess of $500 million. For the fiscal year ended May 31, 2016, the net fee paid to the Adviser as a percentage of average net assets was 1.05%.

The Arbitrage Credit Opportunities Fund pays an annual fee of 1.00% on the amount of the Fund's average net assets. For the fiscal year ended May 31, 2016, the net fee paid to the Adviser as a percentage of average net assets was 0.75%.

The Arbitrage Event-Driven Fund pays an annual fee of 1.25% on the amount of the Fund's average net assets. For the fiscal year ended May 31, 2016, the net fee paid to the Adviser as a percentage of average net assets was 1.09%.

The Arbitrage Tactical Equity Fund pays an annual fee of 1.25% on the amount of the Fund's average net assets. For the fiscal year ended May 31, 2016, the net fee paid to the Adviser as a percentage of average net assets was 0.00%.

A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement with the Adviser for each Fund is available in the Funds' latest annual report to shareholders for the year ended May 31, 2016.

The Arbitrage Fund, The Arbitrage Event-Driven Fund and The Arbitrage Tactical Equity Fund have each entered into an Expense Waiver and Reimbursement Agreement with the Adviser so that total annual operating expenses of the Fund, not including taxes, interest, dividends on short positions, brokerage commissions, acquired fund fees and expenses and other costs incurred in connection with the purchase or sale of portfolio securities, do not exceed 1.69% of the Fund's average daily net assets allocable to the Class R shares, 1.44% of the Fund's average daily net assets allocable to the Class I shares, 2.44% of the Fund's average daily net assets allocable to the Class C shares, and 1.69% of the Fund's average daily net assets allocable to the Class A shares. The Arbitrage Fund's Expense Waiver and Reimbursement Agreement, The Arbitrage Event-Driven Fund's Expense Waiver and Reimbursement Agreement and The Arbitrage Tactical Equity Fund's Expense Waiver and Reimbursement Agreement each remain in effect until September 30, 2018, and thereafter continue until either party terminates the agreement in writing. The Adviser may recoup any waived amount from a Fund pursuant to the agreement if such reimbursement does not cause the Fund to exceed existing liabilities, and the reimbursement is made within three years after the year in which the expense was waived.

The Arbitrage Credit Opportunities Fund has entered into an Expense Waiver and Reimbursement Agreement with the Adviser so that total annual operating expenses of the Fund, not including taxes, interest, dividends on short positions, brokerage commissions, acquired fund fees and expenses and other costs incurred in connection with the purchase or sale of portfolio securities, do not exceed 1.50% of the Fund's average daily net assets allocable to the Class R shares, 1.25% of the Fund's average daily net assets allocable to the Class I shares, 2.25% of the Fund's average daily net assets allocable to the Class C shares, and 1.50% of the Fund's average daily net assets allocable to the Class A shares. The agreement remains in effect until September 30,

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2018, and thereafter continues until either party terminates it in writing. The Adviser may recoup any waived amount from a Fund pursuant to the agreement if such reimbursement does not cause the Fund to exceed existing liabilities, and the reimbursement is made within three years after the year in which the expense was waived.

Portfolio Managers

Roger Foltynowicz, CAIA, Todd Munn, John Orrico, CFA and Matthew Osowiecki are portfolio managers for The Arbitrage Fund. They are all equally responsible for the day-to-day management of the portfolio of the Fund.

Gregory Loprete and Robert Ryon are portfolio managers for The Arbitrage Credit Opportunities Fund. They are equally responsible for the day-to-day management of the portfolio of the Fund.

Edward Chen, Roger Foltynowicz, CAIA, Gregory Loprete, Todd Munn and Robert Ryon are portfolio managers for The Arbitrage Event-Driven Fund. They are all equally responsible for the day-to-day management of the portfolio of the Fund.

Edward Chen and Curtis Watkins, CFA are the portfolio managers for The Arbitrage Tactical Equity Fund. They are equally responsible for the day-to-day management of the portfolio of the Fund.

Edward Chen joined the Adviser in 2013. He is responsible for the firm's investments in event-driven equity situations. Prior to joining the firm, Mr. Chen was a Managing Director and Senior Event-Driven Strategist for Jefferies LLC and an Event-Driven Analyst for Citigroup Global Markets, Inc. He started his career at Citigroup as an Associate in the firm's Communications Investment Banking Group. Mr. Chen received a Masters of Business Administration with a concentration in Finance from MIT Sloan School of Management and a Bachelor of Software Engineering in Computer Science from the University of Pennsylvania.

Prior to becoming a portfolio manager of The Arbitrage Fund in January 2005 and The Arbitrage Event-Driven Fund in October 2010, Roger Foltynowicz was a senior equity analyst for the Funds. Mr. Foltynowicz received a Master of Science degree from Pace University in 2006 – with a major in Investment Management – and a Bachelor's degree from Presbyterian College in 1999 – with a major in Business Administration.

Gregory Loprete joined the Adviser in 2009 and currently serves as a portfolio manager of The Arbitrage Credit Opportunities Fund and The Arbitrage Event-Driven Fund. Prior to joining the Adviser, Mr. Loprete worked at Keefe, Bruyette & Woods as a Convertible and Preferred Trader where he evaluated, implemented and managed convertible and capital structure investments. From 2007 – 2008, Mr. Loprete was a Director in the Convertible Arbitrage Group at Ramius Capital Group, LLC ("Ramius"). At Ramius, Mr. Loprete served as co-manager and trader for the firm's US Convertible Arbitrage Portfolio. From 2003 to 2007, Mr. Loprete was a Senior Convertible Analyst and Convertible Banking Liaison at SG Cowen & Company. Mr. Loprete received a Masters of Business Administration degree in Finance from New York University in 1993 and a Bachelor's

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degree from the University of Delaware in 1987 — with a major in English Literature and a minor in Economics.

Prior to becoming a portfolio manager of The Arbitrage Fund in January 2005 and The Arbitrage Event-Driven Fund in October 2010, Todd Munn was a senior equity analyst for the Funds. Mr. Munn received a Masters of Business Administration degree from Fordham Graduate School of Business in 2003 and a Bachelor's degree from Gettysburg College in 1993 – with a double major in Finance and Accounting.

John Orrico, CFA, serves as Chief Investment Officer of the Adviser and also serves as the President and a Trustee of The Arbitrage Funds. Prior to organizing the Adviser in January 2000, Mr. Orrico assisted in the management of private trusts and entities employing merger arbitrage strategies. Mr. Orrico received a Bachelor's degree from Georgetown University in 1982 – with a double major in Finance and International Management. He received the Chartered Financial Analyst designation in 1988.

Matthew Osowiecki joined the Adviser in 2007. Prior to becoming a portfolio manager of The Arbitrage Fund in June 2016, Mr. Osowiecki served as a senior equity analyst for the Funds. Before joining the Adviser, Mr. Osowiecki worked in the Investment Product Division of The Hartford and as a project manager in commercial development. Mr. Osowiecki received a Bachelor of Science in Finance from the University of Connecticut.

Robert Ryon joined the Adviser in 2014, previously serving as a portfolio risk strategist and head trader for the firm's credit team. Mr. Ryon became a portfolio manager of The Arbitrage Credit Opportunities Fund and The Arbitrage Event-Driven Fund in June 2016. Before joining the Adviser, Mr. Ryon held various senior positions analyzing, trading, and managing portfolios of convertible and capital structure investments. Most recently, he was a portfolio manager and trader at Southpaw Asset Management where he managed and traded convertible and capital structure investments. Mr. Ryon received a Masters of Business Administration from Lehigh University and a Bachelor of Science in Finance from The Pennsylvania State University.

Curtis Watkins, CFA joined the Adviser in 2010 and currently serves as a portfolio manager of The Arbitrage Tactical Equity Fund. Prior to becoming a portfolio manager in 2015, he served as a Research Analyst. Mr. Watkins spent four years with the Economic and Valuation Services Group at KPMG, LLP. There, he performed valuation services for multi-national clients relating to mergers and acquisitions, fairness opinions and corporate restructuring. Mr. Watkins holds a Bachelor of Science in Economics with a concentration in Finance from John Carroll University.

The Statement of Additional Information for the Funds provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Funds he manages.

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DISTRIBUTION ARRANGEMENTS

Distributor

ALPS Distributors, Inc. (the "Distributor") serves as principal underwriter for the Funds and, as such, is the exclusive agent for the distribution of shares of the Funds.

Distribution Plan

Each Fund has adopted a Rule 12b-1 plan for Class R shares, which allows the Fund to pay distribution and other fees for the sale and distribution of Class R shares and for services provided to shareholders. The maximum level of distribution expenses is 0.25% per year of a Fund's average daily net assets allocable to Class R shares. As these fees are paid out of a Fund's assets on an on-going basis, over time these fees will increase the cost of an investment in Class R shares and may cost you more than paying other types of sales charges.

Each Fund has adopted a Rule 12b-1 plan for Class C shares (the "Plan"), which allows the Fund to pay distribution and other fees for the sale and distribution of Class C shares and for services provided to shareholders. The Plan permits each Fund to make payments at an annual rate of up to 0.75% of the Fund's average daily net assets attributable to its Class C shares for expenses incurred in the promotion and distribution of the Fund's shares. In addition, the Plan permits each Fund to make payments at an annual rate of up to 0.25% of the Fund's Class C shares for expenses incurred in connection with the provision of shareholder support or administrative services for the Fund's Class C shares. As these fees are paid out of a Fund's assets on an on-going basis, over time these fees will increase the cost of an investment in Class C shares and may cost you more than paying other types of sales charges. Under the terms of the Plan, each Fund is authorized to make payments to the principal distributor of the Fund for remittance to broker-dealers, retirement platforms, and other financial intermediaries as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. Financial intermediaries may from time to time be required to meet certain criteria in order to receive 12b-1 fees. The Fund's principal distributor is entitled to retain all fees paid under the Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares. The Funds' principal distributor is entitled to retain some or all fees payable under a Plan in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record.

Each Fund has adopted a Rule 12b-1 plan for Class A shares, which allows the Fund to pay distribution and other fees for the sale and distribution of Class A shares and for services provided to shareholders. The maximum level of distribution expenses is 0.25% per year of a Fund's average daily net assets allocable to Class A shares. As these fees are paid out of a Fund's assets on an on-going basis, over time these fees will increase the cost of an investment in Class A shares and may cost you more than paying other types of sales charges.

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NET ASSET VALUE

The net asset value ("NAV") per share of each Class of shares of a Fund will be determined on each day the NYSE is open for business and will be computed by determining the aggregate market value of all assets of the Fund less its liabilities, and then dividing by the total number of shares outstanding. The NYSE is closed on weekends and most national holidays. The determination of NAV for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received before the close of trading on the NYSE on that day (normally 4:00 p.m. Eastern Time).

Each Fund generally values portfolio securities at market value. If market quotations are not available or reliable, a Fund will value securities at their fair value as determined in good faith under the supervision of the Board of Trustees. The fair value of a security is the amount which a Fund might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price and a Fund may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the NYSE. Market quotations of foreign securities from the principal markets in which they trade may not be reliable if events or circumstances that may affect the value of portfolio securities occur between the time of the market quotation and the close of trading on the NYSE. If a significant event that affects the valuation of a foreign security occurs between the close of the foreign security's primary exchange and the time the Funds calculate their NAV, the Funds will fair value the foreign security to account for this discrepancy. In addition, since certain foreign securities may trade on weekends or days when a Fund does not price its shares, the value of these securities may change on days when Fund shares cannot be purchased or redeemed.

HOW TO PURCHASE SHARES

The availability of certain sales charge reductions and waivers may depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Different intermediaries may impose different sales charges (including potential reductions in or waivers of sales charges) from those listed below. Such intermediary-specific sales charge variations are described in Appendix A to this prospectus, titled "Intermediary-Specific Sales Charge Reductions and Waivers." Appendix A is incorporated by reference into (or legally considered part of) this prospectus.

In all instances, it is the shareholder's responsibility to notify the Fund or the shareholder's financial intermediary at the time of purchase of any relationship or other facts qualifying the shareholder for sales charge reductions or waivers. For reductions and waivers not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these reductions or waivers.

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Eligible Purchases

Purchases, exchanges and redemptions of Class C and Class A shares can be made only through institutional channels, such as broker-dealers, financial intermediaries and retirement platforms, which have established an agreement with the Funds' distributor. Financial intermediaries may charge additional fees for their services. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. Requests must be received in good order by the Fund or its agent (financial intermediary or plan sponsor, if applicable) prior to the close of the regular trading session of the NYSE in order to receive that day's NAV.

Front-End Sales Charges – Class A Shares

The offering price of Class A Shares is the NAV next calculated after the Funds receive your request, plus the front-end sales charge. The amount of any front-end sales charge included in your offering price varies depending on the amount of your investment.

Front-End Sales Charges – The Arbitrage Fund

If Your Investment Is:	Your Sales Charge as a Percentage of Offering Price*	Your Sales Charge as a Percentage of Your Net Investment	Dealer's Concession as a Percentage of Offering Price
Less than $100,000	2.50%	2.56%	2.00%
$100,000 but less than $250,000	1.50%	1.52%	1.00%
$250,000 or more	0.00%	0.00%	up to 0.50%**

*  If you are in a category of investors who may purchase Fund shares without a front-end sales charge, you will be subject to a deferred sales charge of up to 1.00% if you redeem your shares within 18 months of purchase. If you are in this category of investors and purchased shares without a sales charge prior to April 3, 2017 (determined on a first-in, first-out basis), you will be subject to a deferred sales charge of up to 0.50% if you redeem your shares within twelve months of purchase with respect to the shares purchased prior to April 3, 2017.

**  The Distributor, at its own discretion, will pay a commission to dealers on purchases of $250,000 or more as follows: 0.50% on sales of $250,000 up to $3,000,000 and 0.25% on sales of $3,000,000 or more. Payments of 12b-1 fees to broker-dealers and others who receive a finder's fee will begin after the Class A shares have been held for one year.

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Front-End Sales Charges – The Arbitrage Credit Opportunities Fund, The Arbitrage Event-Driven Fund and The Arbitrage Tactical Equity Fund

If Your Investment Is:	Your Sales Charge as a Percentage of Offering Price*	Your Sales Charge as a Percentage of Your Net Investment	Dealer's Concession as a Percentage of Offering Price
Less than $100,000	3.25%	3.36%	2.75%
$100,000 but less than $250,000	2.75%	2.83%	2.25%
$250,000 but less than $500,000	2.25%	2.30%	2.00%
$500,000 or more	0.00%	0.00%	Up to 1.00%**

*  If you are in a category of investors who may purchase Fund shares without a front-end sales charge, you will be subject to a deferred sales charge of up to 1.00% if you redeem your shares within eighteen months of purchase.

**  The Distributor, at its own discretion, will pay a commission to dealers on purchases of $500,000 or more as follows: 1.00% on sales of $500,000 up to $3,000,000, 0.50% on sales of $3,000,000 up to $10,000,000, and 0.25% on sales of $10,000,000 or more. Payments of 12b-1 fees to broker-dealers and others who receive a finder's fee will begin after the Class A shares have been held for one year.

Since some of your investment goes to pay an upfront sales charge when you purchase Class A Shares, you purchase fewer shares than you would with the same investment in Class C Shares. Nevertheless, you are usually better off purchasing Class A Shares, rather than Class C Shares, and paying the front-end sales charge if you:

●  plan to own the shares for an extended period of time, since the ongoing Rule 12b-1 fees on Class C Shares may eventually exceed the cost of the front-end sales charge; and

●  qualify for a reduced or waived sales charge.

For more information on how to determine what share class is most appropriate for you, please see "Choosing a Share Class," below, or consult your broker or other financial intermediary.

You may qualify for reduced sales charges or sales charge waivers. Please consult your broker or other financial intermediary to see whether you qualify for a reduction or waiver of the sales charge. If you believe that you may qualify for a reduction or waiver of the sales charge, you should discuss this matter with your broker or other financial intermediary. To qualify for these reductions or waivers, you or your financial intermediary must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment. This information could be used to aggregate, for example, holdings in personal or retirement accounts, Fund shares owned by your immediate family members, and holdings in accounts at other brokers or financial intermediaries. The Funds or your financial intermediary may request documentation from you in order to verify your eligibility for a breakpoint discount. This information may include account statements and records regarding Fund shares held at all financial intermediaries by you and members of your immediate family. In addition to breakpoint discounts, the following sections describe other circumstances in which sales charges are waived or otherwise may be reduced.

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Waiver of Front-End Sales Charge – Class A Shares

Certain investors may be eligible for a waiver of the sales charges due to the nature of the investors and/or the reduced sales efforts necessary to obtain their investments. The front-end sales charge may be waived on Class A Shares purchased by:

●  Accounts advised by the Adviser;

●  Persons repurchasing shares they redeemed within the last 60 days (see "Repurchase of Class A Shares");

●  Employees, officers and directors, and members of their immediate family, of the Adviser;

●  Investors who acquire Class A Shares in one Fund through the exchange of Class A Shares in another Fund (See "Exchanging Shares");

●  Institutional retirement plans whereby an agreement is in place with the financial intermediary to offer those shares at NAV;

●  Asset allocation programs whereby an agreement is in place with the financial intermediary to offer those shares at NAV;

●  Other specific dealers, financial institutions, or programs whereby an agreement is in place with the financial intermediary to offer those shares at NAV;

●  Registered representatives and other employees of certain financial intermediaries (and their immediate family members) having selling agreements with the Adviser or the Distributor;

●  Broker-dealer sponsored wrap program accounts and/or fee-based accounts maintained for clients of certain financial intermediaries who have entered into selling agreements with the Distributor;

●  Financial intermediary supermarkets and fee-based platforms. Other fees may be charged by the service-provider sponsoring the fund supermarket, and transaction charges may apply to purchases and sales made through a broker-dealer; and

●  Other investors as deemed appropriate by the Adviser.

Repurchase of Class A Shares

You may repurchase any amount of Class A Shares of any Fund at NAV (without the normal front-end sales charge), up to the limit of the value of any amount of Class A Shares (other than those which were purchased with reinvested dividends and distributions) that you redeemed within the past 60 days. In effect, this allows you to reacquire shares that you may have had to redeem, without repaying the front-end sales charge. To exercise this privilege, the Fund must receive your purchase order within 60 days of your redemption. In addition, you must notify your investment professional or institution when you send in your purchase order that you are repurchasing shares. Certain tax rules may limit your ability to recognize a loss on the redemption of your Class A Shares, and you should consult your tax advisor if recognizing such a loss is important to you.

Rights of Accumulation

In calculating the appropriate sales charge rate, this right allows you to add the value of the Class A Shares you already own to the amount that you are currently purchasing. A Fund will combine the

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value of your purchases with the value of any Class A Shares you purchased previously for (i) your account, (ii) your spouse's account, (iii) a joint account with your spouse or (iv) your minor children's trust or custodial accounts. A fiduciary purchasing shares for the same fiduciary account, trust or estate may also use this right of accumulation. The value of your accumulated shares equals the cost or current value of those shares, whichever is higher. The current value of shares is determined by multiplying the number of shares by their highest current public offering price. If your investment qualifies for a reduced sales load due to accumulation of purchases, you must notify the transfer agent at the time of purchase of the existence of other accounts and/or holdings eligible to be aggregated to reduce or eliminate the sales load. You may be required to provide records, such as account statements, regarding the Fund shares held by you or related accounts at the Fund or at other financial intermediaries in order to verify your eligibility for a breakpoint discount as the Funds, their transfer agent and financial intermediaries may not maintain this information. You will receive the reduced sales load only on the additional purchases and not retroactively on previous purchases. The Funds may amend or terminate this right of accumulation at any time.

Letter of Intent

You may purchase Class A Shares at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period. In other words, a Letter of Intent allows you to purchase Class A Shares of a Fund over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. The Funds will only consider the value of Class A Shares sold subject to a sales charge. As a result, Class A Shares purchased with dividends or distributions will not be included in the calculation. To be entitled to a reduced sales charge on the purchase of Class A Shares based on shares you intend to purchase over the 13-month period, you must send the Fund a Letter of Intent. In calculating the total amount of purchases, you may include in your Letter purchases made up to 90 days before the date of the Letter. Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the Letter. The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the date of the Letter. Please note that the purchase price of these prior purchases will not be adjusted.

You are not legally bound by the terms of your Letter of Intent to purchase the amount of your shares stated in the Letter. The Letter does, however, authorize the Fund to hold in escrow 5% of the total amount you intend to purchase. If you do not complete the total intended purchase of Class A Shares at the end of the 13-month period, the Fund's transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

Combined Purchase/Quantity Discount Privilege

When calculating the appropriate sales charge rate, a Fund will combine same-day purchases of Class A Shares (that are subject to a sales charge) made by you, your spouse and your minor

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children (under age 21). This combination also applies to Class A Shares you purchase with a Letter of Intent.

General Information about Sales Charges

Your securities dealer is paid a commission when you buy your shares and is paid a servicing fee as long as you hold your shares.

From time to time, some financial institutions may be reallowed up to the entire sales charge. Firms that receive a reallowance of the entire sales charge may be considered underwriters for the purpose of federal securities law.

From time to time, one or more promotional incentive programs for dealers may be instituted. Under any such program, dealers may receive cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include merchandise, travel expenses, prizes, meals, lodgings and gifts that do not exceed $100 per year, per individual.

Information regarding the Funds' sales charges may be obtained free of charge by calling, toll-free, at (800) 295-4485.

Contingent Deferred Sales Charge

If your account value, including the amount of your current investment, totals $250,000 or more in Class A shares of The Arbitrage Fund or $500,000 or more in Class A shares of The Arbitrage Credit Opportunities Fund, The Arbitrage Event-Driven Fund or The Arbitrage Tactical Equity Fund, you will not pay a front-end sales charge on the current investment amount. However, if you sell these shares (for which you did not pay a front-end sales charge) within 12 months of purchase, with respect to shares of The Arbitrage Fund purchased prior to April 3, 2017 (determined using the first-in, first-out "FIFO" method), or 18 months of purchase, with respect to shares of The Arbitrage Fund (for shares purchased on or after April 3, 2017, determined using the FIFO method), The Arbitrage Credit Opportunities Fund, The Arbitrage Event-Driven Fund or The Arbitrage Tactical Equity Fund, you will pay a contingent deferred sales charge ("CDSC") of up to 0.50% for The Arbitrage Fund purchased prior to April 3, 2017 (determined using the FIFO method) and up to 1.00% for The Arbitrage Fund (for shares purchased on or after April 3, 2017, determined using the FIFO method), The Arbitrage Credit Opportunities Fund, The Arbitrage Event-Driven Fund and The Arbitrage Tactical Equity Fund. The amount of the CDSC is determined as a percentage of the lesser of the current market value or the cost of the shares being redeemed. The CDSC primarily goes to the distributor as reimbursement for the portion of the dealer concession paid to financial intermediaries. This sales charge does not apply to exchanges of Class A Shares of one Fund for Class A Shares of another Fund.

There is a 1% CDSC on Class C shares which you sell within 12 months of purchase. The amount of the CDSC is determined as a percentage of the original purchase price of the shares being redeemed. The CDSC primarily goes to the Funds' distributor as reimbursement for the portion of the dealer concession paid to financial intermediaries.

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The Fund will use the FIFO method to determine the holding period for the CDSC. The date of the redemption will be compared to the earliest purchase date of shares held in the redeeming shareholder's account. The CDSC will be charged if the holding period is less than one year, using the anniversary date of a transaction to determine the "one year" mark. As an example, shares purchased on December 1, 2015 would be subject to the CDSC if they were redeemed prior to December 1, 2016. On or after December 1, 2016, they would not be subject to CDSC.

Class A shares acquired by reinvestment of dividends are not subject to the CDSC. CDSC waivers are available in certain circumstances. For information regarding waivers, please see "Waiver of CDSC" below.

Waiver of CDSC

A Fund may waive the imposition of a CDSC on redemption or exchange of Fund shares under certain circumstances and conditions, including without limitation, the following:

●  Redemptions following the death or permanent disability (as defined by Section 72(m)(7) of the Internal Revenue Code) of a shareholder if made within one year of death or the initial determination of permanent disability. The waiver is available only for shares held at the time of death or initial determination of permanent disability.

●  Required minimum distributions from a tax-deferred retirement plan or an individual retirement account ("IRA") as required under the Internal Revenue Code. The waiver of the CDSC for required distributions will be as a percentage of assets held in the Fund.

If you think you may be eligible for a CDSC waiver, contact your financial intermediary. You must notify the Fund prior to the redemption request to ensure your receipt of the waiver.

Choosing a Share Class

Each Fund offers four classes of shares, Class R, Class I, Class C, and Class A. The four classes, which represent interests in the same portfolio of investments and have the same rights, differ primarily in the expenses to which they are subject and required investment minimums (the minimum investment amounts are subject to waiver, as discussed below).

Class A shares and Class R shares are subject to an annual 12b-1 fee of up to 0.25% of a Fund's average daily net assets allocable to that share class. Class C shares are subject to an annual 12b-1 fee of up to 1.00% of a Fund's average daily net assets allocable to Class C shares. Class I shares are not subject to any 12b-1 fees.

Class A shares are sold subject to a front-end sales charge. Class R shares and Class I shares of each Fund are no-load. This means that shares may be purchased without the imposition of any sales charge. There is a 1% CDSC on class C shares if you sell within 12 months of a purchase. A CDSC may be imposed on certain purchases of Class A shares, as described above in "Contingent Deferred Sales Charge."

Purchases, exchanges and redemptions of Class A and Class C shares can be made only through institutional channels, such as financial intermediaries and retirement platforms, which have

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established an agreement with the Funds' Distributor. Financial intermediaries may charge additional fees for their services. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. Requests must be received in good order by the Fund or its agent (financial intermediary or plan sponsor, if applicable) prior to the close of the regular trading session of the NYSE in order to receive that day's NAV.

Class I shares are available only to shareholders who invest directly in a Fund or who invest through a broker-dealer, financial institution or servicing agent that does not receive a distribution fee from the Fund or the Adviser. There is also a higher minimum initial investment requirement with respect to Class I shares in "Minimum Investments Amounts," below.

If you qualify as a purchaser of Class I shares, but your account is invested in Class R, C, or A shares, you may convert such shares to Class I shares based on the relative net asset values of the two Classes on the conversion date.

Shares of a Fund are available for purchase from the Fund every day the NYSE is open for business, at the NAV (or offering price, for Class A shares) next calculated after receipt of the purchase request in good order. Each Fund mails you confirmations of all purchases or redemptions of Fund shares.

Minimum Investment Amounts

Class R shares* – The minimum initial investment for all types of accounts is $2,000. There is no minimum for subsequent investments other than investments through a Fund's Automatic Investment Plan, which has a $100 minimum for investments.

Class I shares* – The minimum initial investment for all types of accounts is $100,000. There is no minimum for subsequent investments other than investments through a Fund's Automatic Investment Plan, which has a $100 minimum for investments.

Class C shares – The minimum initial investment for all types of accounts is $2,000. There is no minimum for subsequent investments in Class C shares.

Class A shares – The minimum initial investment for all types of accounts is $2,000. There is no minimum for subsequent investments in Class A shares.

Each Fund has granted the authority to the Adviser, in its sole discretion, to waive the initial investment minimums for the Class A Shares. The Adviser, though granted sole discretion by each Fund, has committed to consult the Fund's Chief Compliance Officer prior to authorizing any such waivers.

*  Additionally, there will be no investment minimums for either share class for both omnibus and non-omnibus accounts held by financial institutions for the benefit of their clients who purchase shares through investment programs such as (1) employee benefit plans, like 401(k) retirement plans; (2) fee-based advisory or "wrap" programs; (3) mutual fund supermarkets or platforms such as those maintained by Schwab, Fidelity, TD Ameritrade or other broker-dealers; (4) consulting firms; and (5) trust companies.

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Shares of each Fund are offered on a continuous basis. Each Fund reserves the right, in its sole discretion, to reject any application to purchase shares.

When Orders Are Processed

All shares will be purchased at the NAV per share next determined after a Fund or its agent receives your purchase request in good order. All requests received in good order by a Fund before 4:00 p.m. (Eastern Time) will be executed on that same day. Requests received after 4:00 p.m. will be processed on the next business day.

Purchase through Brokers and other Intermediaries

You may use your broker, dealer, financial institution or other servicing agent to purchase shares of a Fund if the servicing agent has an agreement with the Fund's distributor. Please note that such agents may charge additional fees for their services. See Appendix A — "Intermediary Sales Charge Reductions and Waivers" for information on whether you may qualify for certain waivers or reductions in sales charges offered by a particular intermediary. Depending on your servicing agent's arrangements with a Fund, you may qualify to purchase Class I shares, which are subject to lower ongoing expenses. Please see "Choosing a Share Class" above for more information or contact your servicing agent. You should also note that your servicing agent may become a record shareholder of a Fund requiring all purchase and redemption requests to be sent through your servicing agent. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from a Fund. You should carefully read the program materials provided to you by your servicing agent.

Certain servicing agents may provide administrative services (such as sub-transfer agency, record-keeping or shareholder communications services) to investors purchasing shares of a Fund through such companies. The Adviser or a Fund may pay fees to these servicing agents for their services. They may also compensate servicing agents in connection with the sale of Fund shares. These payments may create an incentive for the servicing agents to recommend that you purchase Fund shares.

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Purchase by Wire

If you wish to wire money to invest in Class R shares or Class I shares of a Fund, please call the Funds at 1-800-295-4485 to notify the Funds that a wire transfer is coming. There are no direct purchases for Class C or Class A shares of a Fund. You may use the following instructions:

The Arbitrage Funds
United Missouri Bank

For further credit to: Name/Fund #/Account #

If the shareholder would like to make a fund purchase via wire transfer, he/she must contact the Fund's transfer agent for proper wire instructions. The Fund numbers are as follows:

Automatic Investment Plan

Class R and Class I shareholders may participate in the Funds' Automatic Investment Plan, an investment plan that automatically debits money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts. After making an initial investment of at least $2,000, you may elect to make subsequent investments by transfers of a minimum of $100 on specified days of each month into your established Fund account. Please contact the Funds at 1-800-295-4485 for more information about the Automatic Investment Plan.

Retirement Plans

You may purchase shares of a Fund for your individual retirement plans. Please call the Funds at 1-800-295-4485 for the most current listing and appropriate disclosure documentation on how to open a retirement account.

The Funds do not accept cash, credit card checks, money orders, travelers checks, third party checks, or bearer forms securities of any kind.

REDEMPTIONS

Redemptions for Class C and Class A shares, like purchases, may generally be effected only through retirement plans, broker-dealers and other financial intermediaries. Please contact your financial intermediary or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of shares.

The Fund numbers are as follows:

The Arbitrage Fund Class R – 1001

The Arbitrage Fund Class I – 1000

The Arbitrage Credit Opportunities Fund Class R – 7000

The Arbitrage Credit Opportunities Fund Class I – 7001

The Arbitrage Fund Event-Driven Fund Class R – 6001

The Arbitrage Fund Event-Driven Fund Class I – 6000

The Arbitrage Tactical Equity Fund Class R – 4301

The Arbitrage Tactical Equity Fund Class I – 4300

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The redemption price of Class C and Class A shares subject to a CDSC will be reduced by any applicable CDSC. The CDSC may be deducted from your redemption proceeds or from your account balance. If no preference is stated at the time of redemption, the charge will be deducted from the redemption proceeds.

Written Redemption Requests

You will be entitled to redeem all or any portion of the Class R shares or Class I shares credited to your account by submitting a written request for redemption to:

Regular Mail

The Arbitrage Funds
c/o DST Systems, Inc.
P.O. Box 219842
Kansas City, MO 64121-9842

Express/Overnight Mail

The Arbitrage Funds
c/o DST Systems, Inc.
430 W. 7th St.
Kansas City, MO 64105

Redeeming By Telephone

You may redeem Class R shares or Class I shares by telephone having a value of up to a maximum of $25,000 in any 30-day period. The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call 1-800-295-4485. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions. IRA accounts are not redeemable by telephone.

The telephone redemption privilege is automatically available to you unless you have instructed the Funds to remove this privilege from your account.

The telephone redemption privilege will not be available with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days. Neither the Funds, the transfer agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss. Each Fund or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If a Fund and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

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Wire Redemptions

If you request your redemption proceeds to be sent by wire transfer, you will be required to pay a $15 wire transfer fee to cover costs associated with the transfer. In addition, your bank may impose a charge for receiving wires.

Redemption Fee

A redemption fee is not imposed on redemptions of Class C shares of the Funds. A redemption fee is not imposed on redemptions of Class A shares of the Funds subject to a CDSC. For redemptions of Class A shares not subject to a CDSC, a redemption fee of 2% of the dollar value of the shares redeemed, payable to the applicable Fund, is imposed on any redemption of shares within 30 days of the date of purchase of The Arbitrage Fund, The Arbitrage Event-Driven Fund or The Arbitrage Tactical Equity Fund, or 60 days of the date of purchase of The Arbitrage Credit Opportunities Fund.

A redemption fee of 2% of the dollar value of the shares redeemed, payable to the applicable Fund, is imposed on any redemption of Class R or Class I shares within 30 days of the date of purchase of The Arbitrage Fund, The Arbitrage Event-Driven Fund or The Arbitrage Tactical Equity Fund, or 60 days of the date of purchase of The Arbitrage Credit Opportunities Fund. No redemption fee will be imposed on the redemption of shares representing reinvested dividends or capital gains distributions, or on amounts representing capital appreciation of shares. In determining whether a redemption fee is applicable to a particular redemption, it is assumed that the redemption is first of shares acquired pursuant to the reinvestment of dividends and capital gains distributions, and next of other shares held by the shareholder for the longest period of time.

The redemption fee will not be assessed on the redemption of shares held through qualified retirement plans. The redemption fee is also waived on required distributions from IRA accounts due to the shareholder reaching age 701/2, and for any partial or complete redemption following death or disability (as defined in Section 22(e)(3) of the Internal Revenue Code) of a shareholder named on the account. Redemptions resulting from recharacterizations and/or excess contributions from an IRA account also may be waived. The Funds may require documentation in connection with these waivers.

In addition to the circumstances noted in the preceding paragraph, each Fund has granted authority to the Adviser to waive the redemption fee at its sole discretion where the Adviser believes such waiver is in the best interests of the Fund. The Adviser, though granted sole discretion by the Funds, has committed to consult the Funds' Chief Compliance Officer prior to authorizing any such waivers.

Systematic Withdrawal Plan

If an account has a current value of at least $10,000, you may adopt a Systematic Withdrawal Plan to provide for monthly, quarterly or other periodic checks for any designated amount of $500

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or more. If you wish to open a Systematic Withdrawal Plan, please contact the Funds at 1-800-295-4485.

When Redemptions are Sent

Once a Fund receives your redemption request from a financial intermediary in "good order" as described below, it will issue a check based on the next determined NAV following your redemption request. If you purchase shares using a check and soon after request a redemption, the applicable Fund will honor the redemption request, but will not mail the proceeds until your purchase check has cleared (usually within 15 days).

A Fund may delay the payment of redemption proceeds for up to seven days in all cases. In addition, a Fund can suspend redemptions and/or postpone payments or redemption proceeds beyond seven days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.

Good Order

Your redemption request will be processed if it is received from a financial intermediary in "good order." To be in good order, the following conditions must be satisfied:

●  The request should indicate the name of the applicable Fund;

●  The request should indicate the number of shares or dollar amount to be redeemed;

●  The request must identify the name(s) on your account and your account number; and

●  The request should be signed by you and any other person listed on the account, exactly as the shares are registered.

See below for a discussion on when the signature(s) on the request must be guaranteed by an eligible medallion signature guarantor.

When You Need Signature Guarantees

A signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers.

A signature guarantee is required if:

●  you request a redemption to be made payable to a person not on record with the Funds;

●  you request that a redemption be mailed to an address other than that on record with the Funds, or a change of address request was received by the transfer agent within the last 30 days;

●  when establishing or modifying certain services on an account; or

●  the shares to be redeemed over any 30-day period have a value of greater than $25,000.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing

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THE ARBITRAGE FUNDS

agencies and savings associations) or by completing a supplemental telephone redemption authorization form. Contact the Funds to obtain this form. Further, in some cases, documentation may be required to change the designated account if shares are held by a corporation, fiduciary or other organization. A notary public cannot guarantee signatures.

●  A Medallion signature guarantee is designed to protect you and The Arbitrage Funds from fraud by verifying your signature. You may need to have your signature guaranteed in certain situations, such as:

●  Written requests: (1) to redeem over $100,000 or (2) to wire redemption proceeds when prior bank account authorization is not on file.

●  Remitting redemption proceeds to any person, address, or bank account not on file.

●  Transferring redemption proceeds to an Arbitrage Fund account with a different registration (name or ownership) from yours.

●  Establishing certain services after the account is opened.

●  The signature guarantee must be obtained from a financial institution that is a participant in a Medallion signature guarantee program. You can obtain a Medallion signature guarantee from most banks, savings institutions, broker-dealers, and other guarantors acceptable to The Arbitrage Funds. When obtaining a Medallion signature guarantee, please discuss with the guarantor the dollar amount of your proposed transaction. It is important that the level of coverage provided by the guarantor's stamp covers the dollar amount of the transaction or it may be rejected. We cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

Retirement Plans

If you are redeeming shares from an IRA or other retirement plan, you must indicate on your redemption request whether the Funds should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Redeeming through Brokers

If shares of the Funds are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Funds. The servicing agent may charge a fee for this service.

Low Balances and Redemption "In Kind"

If at any time your account balance falls below $1,000 for Class R shares or $50,000 for Class I shares, the Funds may notify you that, unless the account is brought up to at least that amount, your account could be closed. The Funds may, within 30 days, redeem all of your shares and close your account by sending you a check to the address of record on your account. In addition, with respect to Class I shares, the Funds may convert your Class I shares into Class R shares. Any such

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conversion will occur at the relative NAV of the two share Classes, without the imposition of any fees or other charges. Where a retirement plan or other financial intermediary holds Class I shares on behalf of its participants or clients, the above policy applies to any such participants or clients when they roll over their accounts with the retirement plan or financial intermediary into an individual retirement account and they are not otherwise eligible to purchase Class I shares.

If at any time your account balance falls below $1,000 for Class C shares, the Funds or their agents may notify you that, unless the account is brought up to at least that amount, your account could be closed. The Funds or their agents may, within 30 days, redeem all of your shares and close your account by sending you a check to the address of record on your account. Any such redemption may result in a taxable event, and you may realize a gain or a loss as a result.

The Funds may pay redemption requests "in kind." This means that the Funds may pay redemption requests entirely or partially with securities rather than with cash. Shareholders who receive a redemption "in kind" may incur costs to dispose of such securities.

Cost Basis Information

Since January 1, 2012, federal law requires that mutual fund companies report their shareholders' cost basis, gain/loss, and holding period to the Internal Revenue Service ("IRS") on the shareholders' Consolidated Form 1099s when "covered" shares of the mutual funds are sold. Covered shares are any fund and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

The Funds have chosen average cost as their standing (default) tax lot identification method for all shareholders, which means this is the method the Funds will use to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Funds' standing tax lot identification method is the method it will use to report the sale of covered shares on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method other than the Funds' standing method at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate IRS regulations or consult your tax advisor with regard to your personal circumstances.

Frequent Trading Policies

Frequent purchases and redemptions of Fund shares by a shareholder may harm other Fund shareholders by interfering with the efficient management of a Fund's portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares. Accordingly, the Funds' Board of Trustees discourages frequent purchases and redemptions of Class R, Class I, and Class A shares by:

1)  Reserving the right to reject any purchase order for any reason or no reason, including purchase requests from potential investors that the Funds believe might engage in frequent purchases and redemptions of Fund shares; and

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2)  Imposing a 2% redemption fee on redemptions that occur within 30 days of the share purchase for The Arbitrage Fund, The Arbitrage Event-Driven Fund and The Arbitrage Tactical Equity Fund and within 60 days of the share purchase for The Arbitrage Credit Opportunities Fund.

The redemption fee applies to all investors, including those investors that invest in omnibus accounts at intermediaries such as investment advisers, broker-dealers and third party administrators. The Funds rely on intermediaries to determine when a redemption occurs within 30 and 60 days of a purchase. The right to reject an order applies to any order, including an order placed from an omnibus account, as applicable. Although the Funds have taken steps to discourage frequent purchases and redemptions of Fund shares, they cannot guarantee that such trading will not occur.

With regard to the Funds' Class C shares, the Funds' Board of Trustees has determined not to adopt policies and procedures that discourage frequent purchases and redemptions of Fund shares because it believes that since the Class C shares have a CDSC it is unlikely that the Class C shares will experience frequent purchases and redemptions that are disruptive to the Fund. The Funds' Board of Trustees may reconsider its decision not to adopt such policies and procedures if it determines there is unusual trading in Class C shares of the Funds. In addition, the Funds reserve the right to reject any Class C purchase order for any reason or no reason, including purchase requests from potential investors that the Funds believe might engage in frequent purchases and redemptions of Fund shares. The right to reject an order applies to any order, including an order placed from an omnibus account.

EXCHANGING SHARES

Class R shares of any Fund may be exchanged for Class R shares of another Fund at their relative net asset values. Class I shares of any Fund may be exchanged for Class I shares of another Fund at their relative net asset values.

Class C shares of any Fund may be exchanged for Class C shares of another Fund at their relative net asset values, provided you have held such shares for at least thirty days. For purposes of calculating the CDSC, such shares will be deemed to have been held since the date the shares being exchanged were initially purchased. Class C shares of any Fund may be exchanged for Class R or Class I shares of the same Fund, provided (1) you meet the investment eligibility requirements for purchase of shares of the class you wish to exchange into, and (2) you have held your Class C shares for longer than twelve months.

Class A shares of any Fund may be exchanged for Class A shares of another Fund at their relative net asset values, provided you have held such shares for at least thirty days. For purposes of calculating the CDSC, such shares will be deemed to have been held since the date the shares being exchanged were initially purchased. Class A shares of any Fund may be exchanged for Class R or Class I shares of the same Fund, provided (1) you meet the investment eligibility requirements for purchase of shares of the class you wish to exchange into, and (2) for Class A

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shares subject to a CDSC, you have held such shares for longer than twelve months, with respect to shares of The Arbitrage Fund purchased prior to April 3, 2017, or eighteen months, with respect to shares of The Arbitrage Fund (purchased on or after April 3, 2017, determined using the FIFO method), The Arbitrage Credit Opportunities Fund, The Arbitrage Event-Driven Fund and The Arbitrage Tactical Equity Fund.

The Fund reserves the right to reject any exchange request for any reason or no reason. You may have a taxable gain or loss as a result of an exchange because the Internal Revenue Code treats an exchange as a sale of shares. To exchange shares:

1.  Read this Prospectus carefully.

2.  Determine the number of shares you want to exchange keeping in mind that exchanges are subject to a $1,000 minimum.

3.  Contact your financial intermediary, or call DST Systems, Inc. at (800) 295-4485. You may also make an exchange by writing to The Arbitrage Funds, c/o DST Systems, Inc., P.O. Box 219842, Kansas City, Missouri 64121-9842.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

The Funds intend to qualify as regulated investment companies for federal income tax purposes and, as such, they will not be subject to federal income tax on their taxable income and gains that they distribute to their shareholders. Under ordinary circumstances, the Funds intend to distribute their income and gains in such a way that they will not be subject to a federal excise tax on certain undistributed amounts. However, no assurance can be given that the Funds will not be subject to the excise tax.

The Arbitrage Fund, The Arbitrage Event-Driven Fund and The Arbitrage Tactical Equity Fund intend to distribute substantially all of their net investment income and net realized capital gains in December. The Arbitrage Credit Opportunities Fund intends to distribute its net investment income daily and substantially all of its net realized capital gains in December. Distributions will be reinvested in shares of the Funds unless you elect to receive cash. Distributions from net investment income (including any excess of net short-term capital gains over net long-term capital losses) are generally taxable to investors as ordinary income (although a portion of such distributions may be taxable to investors at the lower rate applicable to qualified dividend income), while distributions of capital gains (the excess of net long-term capital gains over net short-term capital losses) are taxable as long-term capital gains, regardless of your holding period of Fund shares. The Funds expect that, as a result of their investment objectives and strategies, their distributions will consist primarily of short-term capital gains, which are taxable as ordinary income. Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January. Each year the Funds will inform you of the amount and type of your distributions. IRAs and other qualified retirement plans are exempt from federal income taxation, unless they incur debt to finance the acquisition of Fund shares.

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Redemptions of shares of the Funds are taxable events on which you may realize a gain or loss.

U.S. individuals, trusts and estates with income above certain thresholds are subject to the Medicare contribution tax at a rate of 3.8% on their net investment income, which includes interest, dividends and capital gains.

Federal law requires the Funds (or their administrative agent) to report to the IRS and furnish to Fund shareholders the cost basis information and holding period for Fund shares purchased on or after January 1, 2012, and redeemed on or after that date. The Funds will permit Fund shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election, the Funds will use average cost as the default cost basis method. The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

The Funds require you to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Funds to withhold 28% of any distribution and redemption proceeds. The Funds reserve the right to reject your purchase order if you have not provided a certified social security or taxpayer identification number.

The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares. In addition to federal taxes, you may be subject to state and local taxes on distributions. This summary is not intended to be and should not be construed to be legal or tax advice. You should consult your own tax advisors to determine the tax consequences of owning Fund shares.

Foreign Taxes

The Fund may be subject to foreign withholding taxes with respect to income from foreign securities. The Funds do not expect to be able to "pass through" those taxes to the shareholders but will deduct such amounts in determining how much the Funds are required to distribute to their shareholders.

U.S. Taxation of Foreign Shareholders

Nonresident aliens, foreign corporations and other non-U.S. investors in the Funds will be subject to a 30% withholding tax on dividend distributions (other than capital gain dividends, unless the shareholder is entitled to a lower rate pursuant to an applicable tax treaty). A foreign shareholder must provide an applicable Form W-8 certifying its foreign status and the applicability of any treaty. Foreign investors are generally not subject to U.S. income tax or distributions of capital gains and capital gains recognized on the sale, exchange, or redemption of shares unless they are present

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in the U.S. for 183 days or more in a taxable year, or such gains are effectively connected with a U.S. trade or business. Under the Foreign Account Tax Compliance Act ("FATCA"), the Funds are required to withhold tax at the rate of 30% on payments to foreign entities that do not comply with information reporting requirements under FATCA.

All foreign investors should consult their tax advisors about the tax consequences of investing in a Fund.

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FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance for each fiscal period shown for Class R shares, Class I shares, Class C shares and Class A shares.

Please note that the financial highlights information represents financial highlights of each Fund through May 31 of each fiscal period shown below and through the six-month period ended November 30, 2016. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). The information presented in the tables for the six-month period ended November 30, 2016 is unaudited. All other information has been derived from the financial statements audited by Ernst & Young LLP, whose report, along with the Funds' financial statements, are included in the Funds' annual report for the fiscal year ended May 31, 2016, which is available upon request

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The Arbitrage Fund – Class R

Selected Per Share Data and Ratios for a Share Outstanding Throughout the Periods Presented:

	Six Months Ended November 30, 2016 (Unaudited)		Year Ended May 31, 2016	Year Ended May 31, 2015	Year Ended May 31, 2014	Year Ended May 31, 2013	Year Ended May 31, 2012
Net asset value, beginning of period	$12.78		$12.97	$12.58	$12.50	$12.80	$12.77
Income (loss) from investment operations
Net investment loss(a)	(0.06	)(b)	(0.06)	(0.11)	(0.09)	(0.10)	(0.11)
Net realized and unrealized gains on investments and foreign currencies	0.16		0.17	0.53	0.23	0.15	0.44
Total from investment operations	0.10		0.11	0.42	0.14	0.05	0.33
Less distributions
From net investment income	—		—	—	—	(0.09)	—
From net realized gains	—		(0.30)	(0.03)	(0.06)	(0.26)	(0.30)
Total Distributions	—		(0.30)	(0.03)	(0.06)	(0.35)	(0.30)
Proceeds from redemption fees collected(c)	0.00		0.00	0.00	0.00	0.00	0.00
Net asset value, end of period	$12.88		$12.78	$12.97	$12.58	$12.50	$12.80
Total Return(d)	0.78	%(e)	0.87%	3.35%	1.10%	0.42%	2.54%
Net assets, end of period (in 000s)	$353,347		$433,936	$500,440	$760,750	$916,677	$1,003,646
RATIOS TO AVERAGE NET ASSETS:
Gross Expenses(g)	1.97	%(b)(f)	1.88%	2.31%	2.17%	1.97%	2.23%
Net expenses after advisory fees waived and expenses reimbursed(g)(h)	1.97	%(b)(f)	1.88%	2.31%	2.17%	1.97%	2.23%
Net investment loss	(0.92	)%(b)(f)	(0.51)%	(0.87)%	(0.70)%	(0.78)%	(0.83)%
Portfolio turnover rate	196	%(e)	321%	514%	462%	459%	563%

(a)  Per share amounts were calculated using average shares outstanding for the period.

(b)  Includes a non-recurring reimbursement for overbilling of prior years' out-of-pocket fees. This amounted to less than $0.01 per share and is less than 0.005% of average net assets.

(c)  Amount rounds to less than $0.01 per share.

(d)  Total return is a measure of the change in the value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)  Not annualized.

(f)  Annualized.

(g)  Dividend expense totaled 0.41% (annualized), 0.34%, 0.68%, 0.60%, 0.42% and 0.58% of average net assets for the six months ended November 30, 2016 and the years ended May 31, 2016, 2015, 2014, 2013 and 2012, respectively. Interest rebate expense and line of credit interest expense totaled 0.08% (annualized), 0.07%, 0.18%, 0.12%, 0.10% and 0.20% of average net assets for the six months ended November 30, 2016 and the years ended May 31, 2016, 2015, 2014, 2013 and 2012, respectively.

(h)  Excluding dividend and interest expenses, the Fund's net expenses after advisory fees waived and expenses reimbursed would have been 1.48% (annualized), 1.47%, 1.45%, 1.45%, 1.45% and 1.45% of average net assets for the six months ended November 30, 2016 and the years ended May 31, 2016, 2015, 2014, 2013 and 2012, respectively.

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FINANCIAL HIGHLIGHTS

The Arbitrage Fund – Class I

Selected Per Share Data and Ratios for a Share Outstanding Throughout the Periods Presented:

	Six Months Ended November 30, 2016 (Unaudited)		Year Ended May 31, 2016	Year Ended May 31, 2015	Year Ended May 31, 2014	Year Ended May 31, 2013	Year Ended May 31, 2012
Net asset value, beginning of period	$13.13		$13.28	$12.86	$12.74	$13.04	$12.98
Income (loss) from investment operations
Net investment loss(a)	(0.04	)(b)	(0.03)	(0.09)	(0.05)	(0.07)	(0.07)
Net realized and unrealized gains on investments and foreign currencies	0.16		0.18	0.54	0.23	0.16	0.43
Total from investment operations	0.12		0.15	0.45	0.18	0.09	0.36
Less distributions
From net investment income	—		—	—	—	(0.13)	—
From net realized gains	—		(0.30)	(0.03)	(0.06)	(0.26)	(0.30)
Total Distributions	—		(0.30)	(0.03)	(0.06)	(0.39)	(0.30)
Proceeds from redemption fees collected(c)	0.00		0.00	0.00	0.00	0.00	0.00
Net asset value, end of period	$13.25		$13.13	$13.28	$12.86	$12.74	$13.04
Total Return(d)	0.91	%(e)	1.16%	3.51%	1.39%	0.67%	2.74%
Net assets, end of period (in 000s)	$1,368,844		$1,395,178	$1,514,685	$1,712,120	$1,937,514	$2,084,530
RATIOS TO AVERAGE NET ASSETS:
Gross Expenses(g)	1.72	%(b)(f)	1.63%	2.06%	1.92%	1.72%	1.98%
Net expenses after advisory fees waived and expenses reimbursed(g)(h)	1.72	%(b)(f)	1.63%	2.06%	1.92%	1.72%	1.98%
Net investment loss	(0.68	)%(b)(f)	(0.24)%	(0.65)%	(0.42)%	(0.51)%	(0.56)%
Portfolio turnover rate	196	%(e)	321%	514%	462%	459%	563%

(a)  Per share amounts were calculated using average shares outstanding for the period.

(b)  Includes a non-recurring reimbursement for overbilling of prior years' out-of-pocket fees. This amounted to less than $0.01 per share and is less than 0.005% of average net assets.

(c)  Amount rounds to less than $0.01 per share.

(d)  Total return is a measure of the change in the value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)  Not annualized.

(f)  Annualized.

(g)  Dividend expense totaled 0.41% (annualized), 0.34%, 0.68%, 0.60%, 0.42% and 0.58% of average net assets for the six months ended November 30, 2016 and the years ended May 31, 2016, 2015, 2014, 2013 and 2012, respectively. Interest rebate expense and line of credit interest expense totaled 0.08% (annualized), 0.07%, 0.18%, 0.12%, 0.10% and 0.20% of average net assets for the six months ended November 30, 2016 and the years ended May 31, 2016, 2015, 2014, 2013 and 2012, respectively.

(h)  Excluding dividend and interest expenses, the Fund's net expenses after advisory fees waived and expenses reimbursed would have been 1.23% (annualized), 1.22%, 1.20%, 1.20%, 1.20% and 1.20% of average net assets for the six months ended November 30, 2016 and the years ended May 31, 2016, 2015, 2014, 2013 and 2012, respectively.

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The Arbitrage Fund – Class C

Selected Per Share Data and Ratios for a Share Outstanding Throughout the Periods Presented:

	Six Months Ended November 30, 2016 (Unaudited)		Year Ended May 31, 2016	Year Ended May 31, 2015	Year Ended May 31, 2014	Year Ended May 31, 2013(a)
Net asset value, beginning of period	$12.37		$12.65	$12.37	$12.38	$12.80
Income (loss) from investment operations
Net investment loss(b)	(0.10	)(c)	(0.16)	(0.20)	(0.18)	(0.23)
Net realized and unrealized gains on investments and foreign currencies	0.15		0.18	0.51	0.23	0.20
Total from investment operations	0.05		0.02	0.31	0.05	(0.03)
Less distributions
From net investment income	—		—	—	—	(0.13)
From net realized gains	—		(0.30)	(0.03)	(0.06)	(0.26)
Total Distributions	—		(0.30)	(0.03)	(0.06)	(0.39)
Proceeds from redemption fees collected	—		—	—	—	0.00 (d)
Net asset value, end of period	$12.42		$12.37	$12.65	$12.37	$12.38
Total Return(e)	0.40	%(f)	0.18%	2.52%	0.38%	(0.27)%
Net assets, end of period (in 000s)	$28,029		$30,814	$32,958	$33,589	$18,741
RATIOS TO AVERAGE NET ASSETS:
Gross Expenses(h)	2.72	%(c)(g)	2.63%	3.06%	2.92%	2.75%
Net expenses after advisory fees waived and expenses reimbursed(h)(i)	2.72	%(c)(g)	2.63%	3.06%	2.92%	2.75%
Net investment loss	(1.67	)%(c)(g)	(1.28)%	(1.60)%	(1.45)%	(1.84)%
Portfolio turnover rate	196	%(f)	321%	514%	462%	459%

(a)  Commenced operations on June 1, 2012.

(b)  Per share amounts were calculated using average shares outstanding for the period.

(c)  Includes a non-recurring reimbursement for overbilling of prior years' out-of-pocket fees. This amounted to less than $0.01 per share and is less than 0.005% of average net assets.

(d)  Amount rounds to less than $0.01 per share.

(e)  Total return is a measure of the change in the value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(f)  Not annualized.

(g)  Annualized.

(h)  Dividend expense totaled 0.41% (annualized), 0.34%, 0.68%, 0.60% and 0.42% of average net assets for the six months ended November 30, 2016 and the years ended May 31, 2016, 2015, 2014 and 2013, respectively. Interest rebate expense and line of credit interest expense totaled 0.08% (annualized), 0.07%, 0.18%, 0.12% and 0.11% of average net assets for the six months ended November 30, 2016 and the years ended May 31, 2016, 2015, 2014 and 2013, respectively.

(i)  Excluding dividend and interest expenses, the Fund's net expenses after advisory fees waived and expenses reimbursed would have been 2.23% (annualized), 2.22%, 2.20%, 2.20% and 2.20% of average net assets for the six months ended November 30, 2016 and the years ended May 31, 2016, 2015, 2014, and 2013, respectively.

90 PROSPECTUS | APRIL 3 • 2017

FINANCIAL HIGHLIGHTS

The Arbitrage Fund – Class A

Selected Per Share Data and Ratios for a Share Outstanding Throughout the Periods Presented:

	Six Months Ended November 30, 2016 (Unaudited)		Year Ended May 31, 2016	Year Ended May 31, 2015	Year Ended May 31, 2014(a)
Net asset value, beginning of period	$12.79		$12.97	$12.59	$12.50
Income (loss) from investment operations
Net investment loss(b)	(0.06	)(c)	(0.07)	(0.09)	(0.09)
Net realized and unrealized gains on investments and foreign currencies	0.15		0.19	0.50	0.24
Total from investment operations	0.09		0.12	0.41	0.15
Less distributions
From net realized gains	—		(0.30)	(0.03)	(0.06)
Total Distributions	—		(0.30)	(0.03)	(0.06)
Proceeds from redemption fees collected	—		—	—	0.00 (d)
Net asset value, end of period	$12.88		$12.79	$12.97	$12.59
Total Return(e)	0.70	%(f)	0.95%	3.27%	1.18%
Net assets, end of period (in 000s)	$9,191		$8,421	$17,458	$6,655
RATIOS TO AVERAGE NET ASSETS:
Gross Expenses(h)	1.97	%(c)(g)	1.87%	2.31%	2.18%
Net expenses after advisory fees waived and expenses reimbursed(h)(i)	1.97	%(c)(g)	1.87%	2.31%	2.18%
Net investment loss	(0.93	)%(c)(g)	(0.56)%	(0.70)%	(0.69)%
Portfolio turnover rate	196	%(f)	321%	514%	462%

(a)  Commenced operations on June 1, 2013.

(b)  Per share amounts were calculated using average shares outstanding for the period.

(c)  Includes a non-recurring reimbursement for overbilling of prior years' out-of-pocket fees. This amounted to less than $0.01 per share and is less than 0.005% of average net assets.

(d)  Amount rounds to less than $0.01 per share.

(e)  Total return is a measure of the change in the value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(f)  Not annualized.

(g)  Annualized.

(h)  Dividend expense totaled 0.41% (annualized), 0.33%, 0.68% and 0.60% of average net assets for the six months ended November 30, 2016 and the years ended May 31, 2016, 2015 and 2014, respectively. Interest rebate expense and line of credit interest expense totaled 0.08% (annualized), 0.07%, 0.18% and 0.12% of average net assets for the six months ended November 30, 2016 and the years ended May 31, 2016, 2015 and 2014, respectively.

(i)  Excluding dividend and interest expenses, the Fund's net expenses after advisory fees waived and expenses reimbursed would have been 1.48% (annualized), 1.47%, 1.45% and 1.46% of average net assets for the six months ended November 30, 2016 and the years ended May 31, 2016, 2015 and 2014, respectively.

| 91

The Arbitrage Credit Opportunities Fund – Class R

Selected Per Share Data and Ratios for a Share Outstanding Throughout the Periods Presented:

	Six Months Ended November 30, 2016 (Unaudited)		Year Ended May 31, 2016	Year Ended May 31, 2015	Year Ended May 31, 2014	Year Ended May 31, 2013(a)
Net asset value, beginning of period	$9.69		$9.95	$10.28	$10.18	$10.00
Income (loss) from investment operations
Net investment income(b)	0.10	(c)	0.25	0.28	0.40	0.17
Net realized and unrealized gains (losses) on investments and foreign currencies	0.11		(0.24)	(0.29)	0.08	0.06
Total from investment operations	0.21		0.01	(0.01)	0.48	0.23
Less distributions
From net investment income	(0.08)		(0.27)	(0.32)	(0.39)	(0.05)
Total Distributions	(0.08)		(0.27)	(0.32)	(0.39)	(0.05)
Proceeds from redemption fees collected	—		—	0.00 (d)	0.01	0.00	(d)
Net asset value, end of period	$9.82		$9.69	$9.95	$10.28	$10.18
Total Return(e)	2.13	%(f)	0.10%	(0.10)%	4.99%	2.33	%(f)
Net assets, end of period (in 000s)	$12,320		$12,426	$22,728	$6,393	$1,671
RATIOS TO AVERAGE NET ASSETS:
Gross Expenses(h)	1.93	%(c)(g)	1.92%	2.27%	2.71%	3.79	%(g)
Net expenses after advisory fees waived and expenses reimbursed(h)(i)	1.62	%(g)	1.67%	2.03%	1.67%	1.55	%(g)
Net investment income	2.00	%(c)(g)	2.62%	2.84%	3.97%	2.49	%(g)
Portfolio turnover rate	124	%(f)	181%	191%	181%	92	%(f)

(a)  Commenced operations on October 1, 2012.

(b)  Per share amounts were calculated using average shares outstanding for the period.

(c)  Includes a non-recurring reimbursement for overbilling of prior years' out-of-pocket fees. This amounted to less than $0.01 per share and is 0.01% of average net assets.

(d)  Amount rounds to less than $0.01 per share.

(e)  Total return is a measure of the change in the value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(f)  Not annualized.

(g)  Annualized.

(h)  Dividend expense totaled 0.07% (annualized), 0.03%, 0.06%, 0.10% and 0.03% (annualized) of average net assets for the six months ended November 30, 2016 and the years ended May 31, 2016, 2015, 2014 and the period ended May 31, 2013, respectively. Interest rebate expense and line of credit interest expense totaled 0.05% (annualized), 0.14%, 0.47%, 0.07% and 0.02% (annualized) of average net assets for the six months ended November 30, 2016 and the years ended May 31, 2016, 2015, 2014 and the period ended May 31, 2013, respectively.

(i)  Excluding dividend and interest expenses, the Fund's net expenses after advisory fees waived and expenses reimbursed would have been 1.50% (annualized), 1.50%, 1.50%, 1.50% and 1.50% (annualized) of average net assets for the six months ended November 30, 2016 and the years ended May 31, 2016, 2015, 2014 and the period ended May 31, 2013, respectively.

92 PROSPECTUS | APRIL 3 • 2017

FINANCIAL HIGHLIGHTS

The Arbitrage Credit Opportunities Fund – Class I

Selected Per Share Data and Ratios for a Share Outstanding Throughout the Periods Presented:

	Six Months Ended November 30, 2016 (Unaudited)		Year Ended May 31, 2016	Year Ended May 31, 2015	Year Ended May 31, 2014	Year Ended May 31, 2013(a)
Net asset value, beginning of period	$9.67		$9.93	$10.25	$10.16	$10.00
Income (loss) from investment operations
Net investment income(b)	0.11	(c)	0.27	0.33	0.42	0.17
Net realized and unrealized gains (losses) on investments and foreign currencies	0.11		(0.24)	(0.31)	0.08	0.08
Total from investment operations	0.22		0.03	0.02	0.50	0.25
Less distributions
From net investment income	(0.09)		(0.29)	(0.34)	(0.41)	(0.09)
Total Distributions	(0.09)		(0.29)	(0.34)	(0.41)	(0.09)
Proceeds from redemption fees collected	—		—	0.00 (d)	0.00 (d)	—
Net asset value, end of period	$9.80		$9.67	$9.93	$10.25	$10.16
Total Return(e)	2.26	%(f)	0.30%	0.16%	5.08%	2.49	%(f)
Net assets, end of period (in 000s)	$41,667		$41,992	$46,118	$23,039	$3,462
RATIOS TO AVERAGE NET ASSETS:
Gross Expenses(h)	1.68	%(c)(g)	1.68%	2.04%	2.37%	3.64	%(g)
Net expenses after advisory fees waived and expenses reimbursed(h)(i)	1.37	%(g)	1.43%	1.78%	1.42%	1.29	%(g)
Net investment income	2.25	%(c)(g)	2.84%	3.28%	4.16%	2.62	%(g)
Portfolio turnover rate	124	%(f)	181%	191%	181%	92	%(f)

(a)  Commenced operations on October 1, 2012.

(b)  Per share amounts were calculated using average shares outstanding for the period.

(c)  Includes a non-recurring reimbursement for overbilling of prior years' out-of-pocket fees. This amounted to less than $0.01 per share and is 0.01% of average net assets.

(d)  Amount rounds to less than $0.01 per share.

(e)  Total return is a measure of the change in the value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(f)  Not annualized.

(g)  Annualized.

(h)  Dividend expense totaled 0.07% (annualized), 0.04%, 0.06% and 0.10%, 0.03% (annualized) of average net assets for the six months ended November 30, 2016 and the years ended May 31, 2016, 2015 and 2014 and the period ended May 31, 2013, respectively. Interest rebate expense and line of credit interest expense totaled 0.05% (annualized), 0.14%, 0.47%, 0.07% and 0.01% (annualized) of average net assets for the six months ended November 30, 2016 and the years ended May 31, 2016, 2015 and 2014 and the period ended May 31, 2013, respectively.

(i)  Excluding dividend and interest expenses, the Fund's net expenses after advisory fees waived and expenses reimbursed would have been 1.25% (annualized), 1.25%, 1.25%, 1.25% and 1.25% (annualized) of average net assets for the six months ended November 30, 2016 and the years ended May 31, 2016, 2015, 2014 and the period ended May 31, 2013, respectively.

| 93

The Arbitrage Credit Opportunities Fund – Class C

Selected Per Share Data and Ratios for a Share Outstanding Throughout the Periods Presented:

	Six Months Ended November 30, 2016 (Unaudited)		Year Ended May 31, 2016	Year Ended May 31, 2015	Year Ended May 31, 2014	Year Ended May 31, 2013(a)
Net asset value, beginning of period	$9.61		$9.89	$10.23	$10.17	$10.00
Income (loss) from investment operations
Net investment income(b)	0.49	(c)	0.18	0.22	0.34	0.11
Net realized and unrealized gains (losses) on investments and foreign currencies	(0.32	)(d)	(0.25)	(0.30)	0.07	0.09
Total from investment operations	0.17		(0.07)	(0.08)	0.41	0.20
Less distributions
From net investment income	(0.03)		(0.21)	(0.26)	(0.35)	(0.03)
Total Distributions	(0.03)		(0.21)	(0.26)	(0.35)	(0.03)
Net asset value, end of period	$9.75		$9.61	$9.89	$10.23	$10.17
Total Return(e)	1.76	%(f)	(0.72)%	(0.76)%	4.17%	2.01	%(f)
Net assets, end of period (in 000s)	$778		$1,220	$2,020	$716	$26
RATIOS TO AVERAGE NET ASSETS:
Gross Expenses(h)	2.68	%(c)(g)	2.68%	3.05%	3.37%	4.69	%(g)
Net expenses after advisory fees waived and expenses reimbursed(h)(i)	2.37	%(g)	2.43%	2.78%	2.42%	2.30	%(g)
Net investment income	1.21	%(c)(g)	1.92%	2.24%	3.37%	1.58	%(g)
Portfolio turnover rate	124	%(f)	181%	191%	181%	92	%(f)

(a)  Commenced operations on October 1, 2012.

(b)  Per share amounts were calculated using average shares outstanding for the period.

(c)  Includes a non-recurring reimbursement for overbilling of prior years' out-of-pocket fees. This amounted to less than $0.01 per share and is 0.01% of average net assets.

(d)  The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(e)  Total return is a measure of the change in the value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(f)  Not annualized.

(g)  Annualized.

(h)  Dividend expense totaled 0.07% (annualized), 0.04%, 0.06%, 0.10% and 0.03% (annualized) of average net assets for the six months ended November 30, 2016 and the years ended May 31, 2016, 2015, 2014 and the period ended May 31, 2013, respectively. Interest rebate expense and line of credit interest expense totaled 0.05% (annualized), 0.14%, 0.47%, 0.07% and 0.01% (annualized) of average net assets for the six months ended November 30, 2016 and the years ended May 31, 2016, 2015, 2014 and the period ended May 31, 2013, respectively.

(i)  Excluding dividend and interest expenses, the Fund's net expenses after advisory fees waived and expenses reimbursed would have been 2.25% (annualized), 2.25%, 2.25%, 2.25% and 2.25% (annualized) of average net assets for the six months ended November 30, 2016 and the years ended May 31, 2016, 2015, 2014 and the period ended May 31, 2013, respectively.

94 PROSPECTUS | APRIL 3 • 2017

FINANCIAL HIGHLIGHTS

The Arbitrage Credit Opportunities Fund – Class A

Selected Per Share Data and Ratios for a Share Outstanding Throughout the Periods Presented:

	Six Months Ended November 30, 2016 (Unaudited)		Year Ended May 31, 2016	Year Ended May 31, 2015	Year Ended May 31, 2014(a)
Net asset value, beginning of period	$9.67		$9.93	$10.25	$10.18
Income (loss) from investment operations
Net investment income(b)	0.01	(c)	0.25	0.29	0.39
Net realized and unrealized gains (losses) on investments and foreign currencies	0.20		(0.25)	(0.29)	0.09
Total from investment operations	0.21		—	—	0.48
Less distributions
From net investment income	(0.08)		(0.26)	(0.32)	(0.41)
Total Distributions	(0.08)		(0.26)	(0.32)	(0.41)
Net asset value, end of period	$9.80		$9.67	$9.93	$10.25
Total Return(d)	2.14	%(e)	0.02%	(0.01)%	4.86%
Net assets, end of period (in 000s)	$112		$104	$630	$28
RATIOS TO AVERAGE NET ASSETS:
Gross expenses(g)	1.93	%(c)(f)	1.91%	2.29%	2.77%
Net expenses after advisory fees waived and expenses reimbursed(g)(h)	1.62	%(f)	1.66%	2.03%	1.67%
Net investment income	2.02	%(c)(f)	2.62%	2.95%	3.89%
Portfolio turnover rate	124	%(e)	181%	191%	181%

(a)  Commenced operations on June 1, 2013.

(b)  Per share amounts were calculated using average shares outstanding for the period.

(c)  Includes a non-recurring reimbursement for overbilling of prior years' out-of-pocket fees. This amounted to less than $0.01 per share and is 0.01% of average net assets.

(d)  Total return is a measure of the change in the value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)  Not annualized.

(f)  Annualized.

(g)  Dividend expense totaled 0.07% (annualized), 0.02%, 0.06% and 0.10% of average net assets for the six months ended November 30, 2016 and the years ended May 31, 2016, 2015 and 2014, respectively. Interest rebate expense and line of credit interest expense totaled 0.05% (annualized), 0.14%, 0.47% and 0.07% of average net assets for the six months ended November 30, 2016 and the years ended May 31, 2016, 2015 and 2014, respectively.

(h)  Excluding dividend and interest expenses, the Fund's net expenses after advisory fees waived and expenses reimbursed would have been 1.50% (annualized), 1.50%, 1.50% and 1.50% of average net assets for the six months ended November 30, 2016 and the years ended May 31, 2016, 2015 and 2014, respectively.

| 95

The Arbitrage Event-Driven Fund – Class R

Selected Per Share Data and Ratios for a Share Outstanding Throughout the Periods Presented:

	Six Months Ended November 30, 2016 (Unaudited)		Year Ended May 31, 2016		Year Ended May 31, 2015	Year Ended May 31, 2014	Year Ended May 31, 2013	Year Ended May 31, 2012
Net asset value, beginning of period	$8.98		$9.73		$10.29	$9.80	$9.79	$10.23
Income (loss) from investment operations
Net investment income (loss)(a)	(0.04	)(b)	(0.02)		0.04	0.10	0.15	0.10
Net realized and unrealized gains (losses) on investments and foreign currencies	0.15		(0.53)		(0.36)	0.46	0.11	0.09
Total from investment operations	0.11		(0.55)		(0.32)	0.56	0.26	0.19
Less distributions
From net investment income	—		(0.20)		(0.08)	(0.06)	(0.10)	(0.15)
From net realized gains	—		(0.00	)(c)	(0.16)	(0.01)	(0.15)	(0.48)
Total Distributions	—		(0.20)		(0.24)	(0.07)	(0.25)	(0.63)
Proceeds from redemption fees collected(c)	0.00		0.00		0.00	0.00	0.00	0.00
Net asset value, end of period	$9.09		$8.98		$9.73	$10.29	$9.80	$9.79
Total Return(d)	1.22	%(e)	(5.55)%		(3.12)%	5.75%	2.72%	1.88%
Net assets, end of period (in 000s)	$73,635		$80,114		$195,014	$204,055	$10,080	$8,976
RATIOS TO AVERAGE NET ASSETS:
Gross Expenses(g)	2.64	%(b)(f)	2.62%		2.52%	2.33%	2.55%	2.67%
Net expenses after advisory fees waived and expenses reimbursed(g)(h)	2.34	%(f)	2.46%		2.50%	2.31%	2.18%	2.17%
Net investment income (loss)	(0.82	)%(b)(f)	(0.27)%		0.37%	1.04%	1.58%	1.02%
Portfolio turnover rate	199	%(e)	350%		451%	340%	336%	490%

(a)  Per share amounts were calculated using average shares outstanding for the period.

(b)  Includes a non-recurring reimbursement for overbilling of prior years' out-of-pocket fees. This amounted to less than $0.01 per share and is 0.02% of average net assets.

(c)  Amount rounds to less than $0.01 per share.

(d)  Total return is a measure of the change in the value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)  Not annualized.

(f)  Annualized.

(g)  Dividend expense totaled 0.58% (annualized), 0.58%, 0.55%, 0.49%, 0.36% and 0.27% of average net assets for the six months ended November 30, 2016 and the years ended May 31, 2016, 2015, 2014, 2013 and 2012, respectively. Interest rebate expense and line of credit interest expense totaled 0.07% (annualized), 0.19%, 0.26%, 0.13%, 0.13% and 0.21% of average net assets for the six months ended November 30, 2016 and the years ended May 31, 2016, 2015, 2014, 2013 and 2012, respectively.

(h)  Excluding dividend and interest expenses, the Fund's net expenses after advisory fees waived and expenses reimbursed would have been 1.69% (annualized), 1.69%, 1.69%, 1.69%, 1.69% and 1.69% of average net assets for the six months ended November 30, 2016 and the years ended May 31, 2016, 2015, 2014, 2013 and 2012, respectively.

96 PROSPECTUS | APRIL 3 • 2017

FINANCIAL HIGHLIGHTS

The Arbitrage Event-Driven Fund – Class I

Selected Per Share Data and Ratios for a Share Outstanding Throughout the Periods Presented:

	Six Months Ended November 30, 2016 (Unaudited)		Year Ended May 31, 2016		Year Ended May 31, 2015	Year Ended May 31, 2014	Year Ended May 31, 2013	Year Ended May 31, 2012
Net asset value, beginning of period	$9.04		$9.81		$10.37	$9.86	$9.82	$10.24
Income (loss) from investment operations
Net investment income (loss)(a)	(0.03	)(b)	(0.02)		0.06	0.13	0.16	0.12
Net realized and unrealized gains (losses) on investments and foreign currencies	0.15		(0.51)		(0.37)	0.46	0.13	0.09
Total from investment operations	0.12		(0.53)		(0.31)	0.59	0.29	0.21
Less distributions
From net investment income	—		(0.24)		(0.09)	(0.07)	(0.10)	(0.15)
From net realized gains	—		(0.00	)(c)	(0.16)	(0.01)	(0.15)	(0.48)
Total Distributions	—		(0.24)		(0.25)	(0.08)	(0.25)	(0.63)
Proceeds from redemption fees collected(c)	0.00		0.00		0.00	0.00	0.00	0.00
Net asset value, end of period	$9.16		$9.04		$9.81	$10.37	$9.86	$9.82
Total Return(d)	1.33	%(e)	(5.27)%		(2.96)%	6.02%	3.04%	2.09%
Net assets, end of period (in 000s)	$76,854		$95,155		$390,102	$290,999	$41,493	$21,389
RATIOS TO AVERAGE NET ASSETS:
Gross Expenses(g)	2.39	%(b)(f)	2.37%		2.27%	2.11%	2.31%	2.42%
Net expenses after advisory fees waived and expenses reimbursed(g)(h)	2.09	%(f)	2.21%		2.25%	2.06%	1.93%	1.92%
Net investment income (loss)	(0.57	)%(b)(f)	(0.26)%		0.62%	1.31%	1.68%	1.25%
Portfolio turnover rate	199	%(e)	350%		451%	340%	336%	490%

(a)  Per share amounts were calculated using average shares outstanding for the period.

(b)  Includes a non-recurring reimbursement for overbilling of prior years' out-of-pocket fees. This amounted to less than $0.01 per share and is 0.02% of average net assets.

(c)  Amount rounds to less than $0.01 per share.

(d)  Total return is a measure of the change in the value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)  Not annualized.

(f)  Annualized.

(g)  Dividend expense totaled 0.58% (annualized), 0.58%, 0.55%, 0.49%, 0.36% and 0.27% of average net assets for the six months ended November 30, 2016 and the years ended May 31, 2016, 2015, 2014, 2013 and 2012, respectively. Interest rebate expense and line of credit interest expense totaled 0.07% (annualized), 0.19%, 0.26%, 0.13%, 0.13% and 0.21% of average net assets for the six months ended November 30, 2016 and the years ended May 31, 2016, 2015, 2014, 2013 and 2012, respectively.

(h)  Excluding dividend and interest expenses, the Fund's net expenses after advisory fees waived and expenses reimbursed would have been 1.44% (annualized), 1.44%, 1.44%, 1.44%, 1.44% and 1.44% of average net assets for the six months ended November 30, 2016 and the years ended May 31, 2016, 2015, 2014, 2013 and 2012, respectively.

| 97

The Arbitrage Event-Driven Fund – Class C

Selected Per Share Data and Ratios for a Share Outstanding Throughout the Periods Presented:

	Six Months Ended November 30, 2016 (Unaudited)		Year Ended May 31, 2016		Year Ended May 31, 2015	Year Ended May 31, 2014	Year Ended May 31, 2013(a)
Net asset value, beginning of period	$8.91		$9.62		$10.22	$9.78	$9.79
Income (loss) from investment operations
Net investment income (loss)(b)	(0.07	)(c)	(0.09)		(0.04)	0.03	0.09
Net realized and unrealized gains (losses) on investments and foreign currencies	0.14		(0.50)		(0.36)	0.46	0.13
Total from investment operations	0.07		(0.59)		(0.40)	0.49	0.22
Less distributions
From net investment income	—		(0.12)		(0.04)	(0.04)	(0.08)
From net realized gains	—		(0.00	)(d)	(0.16)	(0.01)	(0.15)
Total Distributions	—		(0.12)		(0.20)	(0.05)	(0.23)
Net asset value, end of period	$8.98		$8.91		$9.62	$10.22	$9.78
Total Return(e)	0.79	%(f)	(6.14)%		(3.95)	5.05%	2.33%
Net assets, end of period (in 000s)	$1,836		$2,538		$5,020	$4,232	$342
RATIOS TO AVERAGE NET ASSETS:
Gross Expenses(h)	3.39	%(c)(g)	3.37%		3.27%	3.12%	3.31%
Net expenses after advisory fees waived and expenses reimbursed(h)(i)	3.09	%(g)	3.21%		3.25%	3.06%	2.93%
Net investment income (loss)	(1.57	)%(c)(g)	(0.95)%		(0.37)%	0.32%	0.95%
Portfolio turnover rate	199%		350%		451%	340%	336%

(a)  Commenced operations on June 1, 2012.

(b)  Per share amounts were calculated using average shares outstanding for the period.

(c)  Includes a non-recurring reimbursement for overbilling of prior years' out-of-pocket fees. This amounted to less than $0.01 per share and is 0.02% of average net assets.

(d)  Amount rounds to less than $0.01 per share.

(e)  Total return is a measure of the change in the value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(f)  Not annualized.

(g)  Annualized.

(h)  Dividend expense totaled 0.58% (annualized), 0.59%, 0.55%, 0.49% and 0.36% of average net assets for the six months ended November 30, 2016 and the years ended May 31, 2016, 2015, 2014 and 2013, respectively. Interest rebate expense and line of credit interest expense totaled 0.07% (annualized), 0.18%, 0.26%, 0.13% and 0.13% of average net assets for the six months ended November 30, 2016 and the years ended May 31, 2016, 2015, 2014 and 2013, respectively.

(i)  Excluding dividend and interest expenses, the Fund's net expenses after advisory fees waived and expenses reimbursed would have been 2.44% (annualized), 2.44%, 2.44%, 2.44% and 2.44% of average net assets for the six months ended November 30, 2016 and the years ended May 31, 2016, 2015, 2014, and 2013, respectively.

98 PROSPECTUS | APRIL 3 • 2017

FINANCIAL HIGHLIGHTS

The Arbitrage Event-Driven Fund – Class A

Selected Per Share Data and Ratios for a Share Outstanding Throughout the Periods Presented:

	Six Months Ended November 30, 2016 (Unaudited)		Year Ended May 31, 2016		Year Ended May 31, 2015	Year Ended May 31, 2014(a)
Net asset value, beginning of period	$8.98		$9.73		$10.30	$9.80
Income (loss) from investment operations
Net investment income (loss)(b)	(0.04	)(c)	(0.03)		0.03	0.10
Net realized and unrealized gains (losses) on investments and foreign currencies	0.15		(0.52)		(0.36)	0.47
Total from investment operations	0.11		(0.55)		(0.33)	0.57
Less distributions
From net investment income	—		(0.20)		(0.08)	(0.06)
From net realized gains	—		(0.00	)(d)	(0.16)	(0.01)
Total Distributions	—		(0.20)		(0.24)	(0.07)
Proceeds from redemption fees collected	—		—		—	0.00 (d)
Net asset value, end of period	$9.09		$8.98		$9.73	$10.30
Total Return(e)	1.22	%(f)	(5.54)%		(3.22)%	5.85%
Net assets, end of period (in 000s)	$869		$2,062		$5,341	$3,830
RATIOS TO AVERAGE NET ASSETS:
Gross Expenses(h)	2.64	%(c)(g)	2.63%		2.52%	2.36%
Net expenses after advisory fees waived and expenses reimbursed(h)(i)	2.34	%(g)	2.47%		2.50%	2.31%
Net investment income (loss)	(0.77	)%(c)(g)	(0.28)%		0.35%	0.98%
Portfolio turnover rate	199	%(f)	350%		451%	340%

(a)  Commenced operations on June 1, 2013.

(b)  Per share amounts were calculated using average shares outstanding for the period.

(c)  Includes a non-recurring reimbursement for overbilling of prior years' out-of-pocket fees. This amounted to less than $0.01 per share and is 0.02% of average net assets.

(d)  Amount rounds to less than $0.01 per share.

(e)  Total return is a measure of the change in the value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(f)  Not annualized.

(g)  Annualized.

(h)  Dividend expense totaled 0.58% (annualized), 0.59%, 0.55% and 0.49% of average net assets for the six months ended November 30, 2016 and the years ended May 31, 2016, 2015 and 2014, respectively. Interest rebate expense and line of credit interest expense totaled 0.07% (annualized), 0.19%, 0.26% and 0.13% of average net assets for the six months ended November 30, 2016 and the years ended May 31, 2016, 2015 and 2014, respectively.

(i)  Excluding dividend and interest expenses, the Fund's net expenses after advisory fees waived and expenses reimbursed would have been 1.69% (annualized), 1.69%, 1.69% and 1.69% of average net assets for the six months ended November 30, 2016 and the years ended May 31, 2016, 2015 and 2014, respectively.

| 99

The Arbitrage Tactical Equity Fund – Class R

Selected Per Share Data and Ratios for a Share Outstanding Throughout the Periods Presented:

	Six Months Ended November 30, 2016 (Unaudited)		Year Ended May 31, 2016	Period Ended May 31, 2015(a)
Net asset value, beginning of period	$9.31		$10.12	$10.00
Income (loss) from investment operations
Net investment loss(b)	(0.08	)(c)	(0.03)	(0.10)
Net realized and unrealized gains (losses) on investments and foreign currencies	0.14		(0.69)	0.22
Total from investment operations	0.06		(0.72)	0.12
Less distributions
From net realized gains	—		(0.09)	—
Total Distributions	—		(0.09)	—
Net asset value, end of period	$9.37		$9.31	$10.12
Total Return(d)	0.75	%(e)	(7.12)%	1.20	%(e)
Net assets, end of period (in 000s)	$9		$9	$10
RATIOS TO AVERAGE NET ASSETS:
Gross Expenses(g)	15.79	%(c)(f)	20.24%	44.48	%(f)
Net expenses after advisory fees waived and expenses reimbursed(g)(h)	2.57	%(f)	2.62%	2.85	%(f)
Net investment loss	(1.65	)%(c)(f)	(0.34)%	(2.35	)%(f)
Portfolio turnover rate	178	%(e)	416%	235	%(e)

(a)  Commenced operations on January 2, 2015.

(b)  Per share amounts were calculated using average shares outstanding for the period.

(c)  Includes a non-recurring reimbursement for overbilling of prior years' out-of-pocket fees. This amounted to $0.01 per share and is 0.17% of average net assets.

(d)  Total return is a measure of the change in the value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)  Not annualized.

(f)  Annualized.

(g)  Dividend expense totaled 0.73% (annualized), 0.70% and 1.01% (annualized) of average net assets for six months ended November 30, 2016 and the year ended May 31, 2016 and the period ended May 31, 2015, respectively. Interest rebate expense and line of credit interest expense totaled 0.15% (annualized), 0.23% and 0.15% (annualized) of average net assets for the six months ended November 30, 2016 and the year ended May 31, 2016 and the period ended May 31, 2015, respectively.

(h)  Excluding dividend and interest expenses, the Fund's net expenses after advisory fees waived and expenses reimbursed would have been 1.69% (annualized), 1.69% and 1.69% (annualized) of average net assets for the six months ended November 30, 2016 and the year ended May 31, 2016 and the period ended May 31, 2015, respectively.

100 PROSPECTUS | APRIL 3 • 2017

FINANCIAL HIGHLIGHTS

The Arbitrage Tactical Equity Fund – Class I

Selected Per Share Data and Ratios for a Share Outstanding Throughout the Periods Presented:

	Six Months Ended November 30, 2016 (Unaudited)		Year Ended May 31, 2016	Period Ended May 31, 2015(a)
Net asset value, beginning of period	$9.31		$10.12	$10.00
Income (loss) from investment operations
Net investment loss(b)	(0.07	)(c)	(0.04)	(0.09)
Net realized and unrealized gains (losses) on investments and foreign currencies	0.14		(0.68)	0.21
Total from investment operations	0.07		(0.72)	0.12
Less distributions
From net realized gains	—		(0.09)	—
Total Distributions	—		(0.09)	—
Net asset value, end of period	$9.38		$9.31	$10.12
Total Return(d)	0.75	%(e)	(7.12)%	1.20	%(e)
Net assets, end of period (in 000s)	$1,570		$1,302	$1,386
RATIOS TO AVERAGE NET ASSETS:
Gross Expenses(g)	15.53	%(c)(f)	20.02%	28.08	%(f)
Net expenses after advisory fees waived and expenses reimbursed(g)(h)	2.31	%(f)	2.40%	2.60	%(f)
Net investment loss	(1.40	)%(c)(f)	(0.47)%	(2.15	)%(f)
Portfolio turnover rate	178	%(e)	416%	235	%(e)

(a)  Commenced operations on January 2, 2015.

(b)  Per share amounts were calculated using average shares outstanding for the period.

(c)  Includes a non-recurring reimbursement for overbilling of prior years' out-of-pocket fees.This amounted to $0.01 per share and is 0.17% of average net assets.

(d)  Total return is a measure of the change in the value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)  Not annualized.

(f)  Annualized.

(g)  Dividend expense totaled 0.74% (annualized), 0.72% and 1.01% (annualized) of average net assets for the six months ended November 30, 2016 and the year ended May 31, 2016 and the period ended May 31, 2015, respectively. Interest rebate expense and line of credit interest expense totaled 0.13% (annualized), 0.24% and 0.15% (annualized) of average net assets for the six months ended November 30, 2016 and the year ended May 31, 2016 and the period ended May 31, 2015, respectively.

(h)  Excluding dividend and interest expenses, the Fund's net expenses after advisory fees waived and expenses reimbursed would have been 1.44% (annualized), 1.44% and 1.44% (annualized) of average net assets for the six months ended November 30, 2016 and the year ended May 31, 2016 and the period ended May 31, 2015, respectively.

| 101

The Arbitrage Tactical Equity Fund – Class C

Selected Per Share Data and Ratios for a Share Outstanding Throughout the Periods Presented:

	Six Months Ended November 30, 2016 (Unaudited)		Year Ended May 31, 2016	Period Ended May 31, 2015(a)
Net asset value, beginning of period	$9.31		$10.12	$10.00
Income (loss) from investment operations
Net investment loss(b)	(0.11	)(c)	(0.10)	(0.13)
Net realized and unrealized gains (losses) on investments and foreign currencies	0.17		(0.62)	0.25
Total from investment operations	0.06		(0.72)	0.12
Less distributions
From net realized gains	—		(0.09)	—
Total Distributions	—		(0.09)	—
Net asset value, end of period	$9.37		$9.31	$10.12
Total Return(d)	0.75	%(e)	(7.12)%	1.20	%(e)
Net assets, end of period (in 000s)	$9		$9	$10
RATIOS TO AVERAGE NET ASSETS:
Gross Expenses(g)	16.54	%(c)(f)	20.99%	45.25	%(f)
Net expenses after advisory fees waived and expenses reimbursed(g)(h)	3.32	%(f)	3.37%	3.60	%(f)
Net investment loss	(2.41	)%(c)(f)	(1.09)%	(3.10	)%(f)
Portfolio turnover rate	178	%(e)	416%	235	%(e)

(a)  Commenced operations on January 2, 2015.

(b)  Per share amounts were calculated using average shares outstanding for the period.

(c)  Includes a non-recurring reimbursement for overbilling of prior years' out-of-pocket fees.This amounted to $0.01 per share and is 0.17% of average net assets.

(d)  Total return is a measure of the change in the value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)  Not annualized.

(f)  Annualized.

(g)  Dividend expense totaled 0.73% (annualized), 0.70% and 1.01% (annualized) of average net assets for the six months ended November 30, 2016 and the year ended May 31, 2016 and the period ended May 31, 2015, respectively. Interest rebate expense and line of credit interest expense totaled 0.15% (annualized), 0.23% and 0.15% (annualized) of average net assets for the six months ended November 30, 2016 and the year ended May 31, 2016 and the period ended May 31, 2015, respectively.

(h)  Excluding dividend and interest expenses, the Fund's net expenses after advisory fees waived and expenses reimbursed would have been 2.44% (annualized), 2.44% and 2.44% (annualized) of average net assets for the six months ended November 30, 2016 and the year ended May 31, 2016 and the period ended May 31, 2015, respectively.

102 PROSPECTUS | APRIL 3 • 2017

FINANCIAL HIGHLIGHTS

The Arbitrage Tactical Equity Fund – Class A

Selected Per Share Data and Ratios for a Share Outstanding Throughout the Periods Presented:

	Six Months Ended November 30, 2016 (Unaudited)		Year Ended May 31, 2016	Period Ended May 31, 2015(a)
Net asset value, beginning of period	$9.31		$10.12	$10.00
Income (loss) from investment operations
Net investment loss(b)	(0.08	)(c)	(0.03)	(0.10)
Net realized and unrealized gains (losses) on investments and foreign currencies	0.14		(0.69)	0.22
Total from investment operations	0.06		(0.72)	0.12
Less distributions
From net realized gains	—		(0.09)	—
Total Distributions	—		(0.09)	—
Net asset value, end of period	$9.37		$9.31	$10.12
Total Return(d)	0.75	%(e)	(7.12)%	1.20	%(e)
Net assets, end of period (in 000s)	$9		$9	$10
RATIOS TO AVERAGE NET ASSETS:
Gross Expenses(g)	15.79	%(c)(f)	20.24%	44.49	%(f)
Net expenses after advisory fees waived and expenses reimbursed(g)(h)	2.57	%(f)	2.62%	2.85	%(f)
Net investment loss	(1.68	)%(c)(f)	(0.34)%	(2.35	)%(f)
Portfolio turnover rate	178	%(e)	416%	235	%(e)

(a)  Commenced operations on January 2, 2015.

(b)  Per share amounts were calculated using average shares outstanding for the period.

(c)  Includes a non-recurring reimbursement for overbilling of prior years' out-of-pocket fees.This amounted to $0.01 per share and is 0.17% of average net assets.

(d)  Total return is a measure of the change in the value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)  Not annualized.

(f)  Annualized.

(g)  Dividend expense totaled 0.73% (annualized), 0.70% and 1.01% (annualized) of average net assets for the six months ended November 30, 2016 and the year ended May 31, 2016 and the period ended May 31, 2015, respectively. Interest rebate expense and line of credit interest expense totaled 0.15% (annualized), 0.23% and 0.15% (annualized) of average net assets for the six months ended November 30, 2016 and the year ended May 31, 2016 and the period ended May 31, 2015, respectively.

(h)  Excluding dividend and interest expenses, the Fund's net expenses after advisory fees waived and expenses reimbursed would have been 1.69% (annualized), 1.69% and 1.69% (annualized) of average net assets for the six months ended November 30, 2016 and the year ended May 31, 2016 and the period ended May 31, 2015, respectively.

| 103

APPENDIX A:

INTERMEDIARY-SPECIFIC SALES CHARGE REDUCTIONS AND WAIVERS

The availability of certain sales charge reductions and waivers may depend on whether you purchase your shares directly from a Fund or through a financial intermediary. This Appendix A is incorporated by reference into (legally considered part of) the prospectus.

In all instances, it is the shareholder's responsibility to notify the Fund or the shareholder's financial intermediary at the time of purchase of any relationship or other facts qualifying the shareholder for sales charge reductions or waivers. For reductions and waivers not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these reductions or waivers.

MERRILL LYNCH

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Funds' prospectus or SAI.

Front-End Sales Charge Waivers on Class A Shares Available at Merrill Lynch

●  Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

●  Shares purchased by or through a 529 Plan

●  Shares purchased through a Merrill Lynch affiliated investment advisory program

●  Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch's platform

●  Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

●  Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

●  Shares exchanged from Class C (i.e., level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date

●  Employees and registered representatives of Merrill Lynch or its affiliates and their family members

●  Trustees of the Trust, and employees of the Funds' investment adviser or any of its affiliates, as described in the prospectus

104 PROSPECTUS | APRIL 3 • 2017

THE ARBITRAGE FUNDS

●  Shares purchased from the proceeds of redemptions within The Arbitrage Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement)

CDSC Waivers on Class C Shares Available at Merrill Lynch

●  Death or disability of the shareholder

●  Shares sold as part of a systematic withdrawal plan as described in the Funds' prospectus

●  Return of excess contributions from an IRA Account

●  Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1/2

●  Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

●  Shares acquired through a right of reinstatement

●  Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a certain fee based account or platform (applicable to A and C shares only)

●  An exchange for shares of another class of the same fund through a fee-based individual retirement account on the Merrill Lynch platform. In such circumstances, Merrill Lynch will remit the portion of the CDSC to be paid to the principal underwriter equal to the number of months remaining on the CDSC period divided by the total number of months of the CDSC period.

Front-End Sales Charge Reductions Available at Merrill Lynch: Breakpoints, Rights of Accumulation, and Letters of Intent

●  Breakpoints as described in this prospectus

●  Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

●  Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

| 105

The Arbitrage Fund

The Arbitrage Credit Opportunities Fund

The Arbitrage Event-Driven Fund

The Arbitrage Tactical Equity Fund

  Adviser  Water Island Capital, LLC
41 Madison Avenue, 42nd Floor
New York, NY 10010

  Distributor  ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

  Transfer Agent  DST Systems, Inc.
P.O. Box 219842
Kansas City, MO 64121-9842

Appendix A to this prospectus, titled "Intermediary-Specific Sales Charge Reductions and Waivers," is a separate document that is incorporated by reference into (or legally considered part of) this prospectus and contains information about sales charge reductions and waivers available through certain financial intermediaries that differ from the sales charge reductions and waivers disclosed in this prospectus and the related statement of additional information.

Additional information about the Funds is included in the Statement of Additional Information ("SAI"), which is hereby incorporated by reference in its entirety. Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and strategies that significantly affected the Funds' performance during their last fiscal year.

To obtain a free copy of the SAI, the annual and semi-annual reports or other information about the Funds, or to make shareholder inquiries about the Funds, please call (800) 295-4485. You may also write to:

The Arbitrage Funds

c/o DST Systems, Inc.

P.O. Box 219842

Kansas City, MO 64121-9842

As indicated above, the SAI and the annual and semi-annual reports are available upon telephonic or written request. They are also available free of charge on the Funds' website, at http://www.thearbitragefunds.com, and on the SEC's Internet site, as discussed below.

You may review and obtain copies of Fund information, including the SAI, at the SEC Public Reference Room in Washington, D.C. Please call 1-202-551-8090 for information relating to the operation of the Public Reference Room. Reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520.

Investment Company Act File # 811-09815

THE ARBITRAGE FUNDS

The Arbitrage Fund Class R Shares (Nasdaq Symbol: ARBFX) Class I Shares (Nasdaq Symbol: ARBNX) Class C Shares (Nasdaq Symbol: ARBCX) Class A Shares (Nasdaq Symbol: ARGAX)	The Arbitrage Credit Opportunities Fund Class R Shares (Nasdaq Symbol: ARCFX) Class I Shares (Nasdaq Symbol: ACFIX) Class C Shares (Nasdaq Symbol: ARCCX) Class A Shares (Nasdaq Symbol: AGCAX)

The Arbitrage Event-Driven Fund Class R Shares (Nasdaq Symbol: AEDFX) Class I Shares (Nasdaq Symbol: AEDNX) Class C Shares (Nasdaq Symbol: AEFCX) Class A Shares (Nasdaq Symbol: AGEAX)	The Arbitrage Tactical Equity Fund Class R Shares (Nasdaq Symbol: ATQFX) Class I Shares (Nasdaq Symbol: ATQIX) Class C Shares (Nasdaq Symbol: ATQCX) Class A Shares (Nasdaq Symbol: ATQAX)

STATEMENT OF ADDITIONAL INFORMATION

Dated April 3, 2017

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Class R, Class I, Class C, and Class A shares prospectus of The Arbitrage Fund, The Arbitrage Credit Opportunities Fund, The Arbitrage Event-Driven Fund, and The Arbitrage Tactical Equity Fund, dated April 3, 2017, a copy of which may be obtained, without charge, by writing to the Funds’ transfer agent, DST Systems, Inc., P.O. Box 219842, Kansas City, Missouri, 64121-9842, or by calling 1-800-295-4488.

The financial statements of The Arbitrage Fund, The Arbitrage Credit Opportunities Fund, The Arbitrage Event-Driven Fund, and The Arbitrage Tactical Equity Fund are incorporated into this SAI by reference to the annual report of the Funds dated May 31, 2016.  In addition, the unaudited financial statements for each Fund, which includes each Fund’s schedule if investments for the six-month period ended November 30, 2016, are hereby incorporated by reference to each Fund’s semi-annual reports.  Copies of the annual report or semi-annual report may be obtained by calling 1-800-295-4488.

TABLE OF CONTENTS

THE TRUST	3

STRATEGIES, SECURITIES AND RELATED RISKS	4

FUNDAMENTAL INVESTMENT POLICIES	27

NON-FUNDAMENTAL INVESTMENT POLICIES	29

MANAGEMENT	30

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS	39

INVESTMENT ADVISER	46

PORTFOLIO MANAGERS	49

THE DISTRIBUTOR	52

DISTRIBUTION PLAN	53

PORTFOLIO SECURITIES AND BROKERAGE ALLOCATION	58

PORTFOLIO HOLDINGS DISCLOSURE POLICY	59

PORTFOLIO TURNOVER	61

FUND ADMINISTRATION AND FUND ACCOUNTING	61

TRANSFER AGENT	62

CUSTODIAN	62

PURCHASE, REDEMPTION AND PRICING OF SHARES	63

TAX STATUS	65

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	71

COUNSEL	71

FINANCIAL STATEMENTS	71

APPENDIX A	A-1

THE TRUST

The Arbitrage Funds (the “Trust”) is a Delaware statutory trust, which was organized on December 22, 1999, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company.  The Trust currently offers four series of shares to investors, The Arbitrage Fund, The Arbitrage Credit Opportunities Fund, The Arbitrage Event-Driven Fund and The Arbitrage Tactical Equity Fund (each a “Fund” and, collectively, the “Funds”).  Each Fund is a diversified series of the Trust, except The Arbitrage Tactical Equity Fund, which is a non-diversified series.  The Trust may create other series and offer shares of such new series under the Trust at any time.

Shares of the Funds have equal voting rights and liquidation rights, and are voted in the aggregate and not by class except in matters where a separate class vote is required by the 1940 Act, or when the matter affects only the interest of a particular class.  When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned.  The Trust does not normally hold annual meetings of shareholders.  The Board of Trustees of the Trust (the “Board” or the “Trustees”) shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust’s outstanding shares.  The Trust will comply with the provisions of Section 16(c) of the 1940 Act in order to facilitate communications among shareholders.

Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund with each other share of the Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees.  The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of a Fund into a greater or lesser number of shares so long as the proportionate beneficial interests in the assets belonging to the Fund are in no way affected.  In the event of the dissolution or liquidation of a Fund, the holders of shares of the Fund will be entitled to share pro rata in the assets, net of the liabilities, belonging to the Fund.  No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

Each class of shares of a Fund (“Class”) represents an interest in the same assets of a Fund, has the same rights and is identical in all material respects except that (1) Class R shares, Class C shares, and Class A shares bear 12b-1 distribution and/or service fees (see “Distribution Plan”) and Class I shares are not subject to such fees; (2) Class A shares of the Funds are sold subject to a front-end sales charge, as described in the Funds’ prospectus; (3) Class I shares are available for purchase only by shareholders who invest directly in a Fund or who invest through a broker-dealer, financial institution or servicing agent that does not receive a service or distribution fee from the Fund or the Fund’s investment adviser; (4) Class A and Class C shares are available for purchase only by shareholders who invest through a broker-dealer, financial institution or servicing agent and are not available for purchase directly from a Fund; (5) certain Class-specific expenses may be borne solely by the Class to which such expenses are attributable, including but not limited to transfer agent fees attributable to a specific Class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific Class of shares, registration fees incurred by a specific Class of shares, the expense of administrative personnel and services required to support the shareholders of a specific Class of shares, litigation or other legal expenses relating to a Class of shares, Trustees’ fees or expenses incurred as a result of issues relating to a specific Class of shares and accounting fees and expenses relating to a specific Class of shares; and (6) each Class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Trustees may classify and reclassify the shares of a Fund into additional classes of shares at a future date.

STRATEGIES, SECURITIES AND RELATED RISKS

Subject to the investment policies and restrictions described in the prospectus and this SAI, the below table indicates which Funds may have exposure to the following securities or pursue any of the following investment strategies. The following descriptions supplement the descriptions of investment objectives, strategies, and related risks of each Fund described in the prospectus. The information below does not describe every type of investment, technique or risk to which a Fund may be exposed.

Security/Strategy	The Arbitrage Fund	The Arbitrage Credit Opportunities Fund	The Arbitrage Event Driven Fund	The Arbitrage Tactical Equity Fund
Borrowing/Leverage	X	X	X	X
Capital Structure Arbitrage		X	X
Cash Management/Temporary Investments	X	X	X	X
Cleared Swaps	X	X	X	X
Commodities				X
Convertible Arbitrage		X	X
Credit Default Index Swaps		X	X	X
Credit Default Swaps		X	X	X
Cybersecurity Risks	X	X	X	X
Debt Securities		X	X	X
Derivatives	X	X	X	X
Distressed Securities		X	X	X
Emerging Market Investments	X	X	X	X
Event Driven Strategies		X	X	X
Exchange Traded Funds	X	X	X	X
Exchange Traded Notes	X	X	X	X
Foreign Corporate Debt Obligations	X	X	X	X

Foreign Currency Transactions	X	X	X	X
Foreign Securities	X	X	X	X
Illiquid Securities	X	X	X	X
Initial Public Offerings	X	X	X
Loans and other Debt Instruments		X	X	X
Merger Arbitrage	X	X	X	X
Municipal Obligations	X	X	X	X
Options Transactions	X	X	X	X
OTC Options	X	X	X	X
Preferred Securities	X	X	X	X
Registered Investment Companies	X	X	X	X
Securities Lending	X	X	X	X
Senior Loans		X	X
Short Sales	X	X	X	X
Stripped Securities	X	X	X	X
Swap Agreements	X	X	X	X
Tax Risks	X	X	X	X
U.S Government Securities		X
Valuation Risks	X	X	X	X
Warrants	X	X	X	X
When Issued, Forward Commitment, Delayed Settlement	X	X	X	X
Zero Coupon Treasury Securities		X	X	X

BORROWING/LEVERAGE

Each Fund may borrow from banks to increase its portfolio holdings of securities.  Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest.  The 1940 Act requires a Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings.  This allows a Fund to borrow for such purposes an amount (when taken together with any borrowings for temporary or emergency purposes as described below) equal to as much as 50% of the value of its net assets (not including such borrowings).  If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, a Fund would be required to dispose of some of its portfolio holdings within three days (excluding Sundays and holidays) in order to reduce such Fund’s debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of portfolio holdings at that time.

The Funds have entered into a revolving credit facility (the “Credit Facility”) whereby the Funds, may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to the Credit Facility, the participating funds may borrow up to an aggregate commitment amount of $100 million (the “Commitment Limit”) at any time, subject to asset coverage and other limitations as specified in the Credit Facility and under the 1940 Act. The Credit Facility also includes an uncommitted line of credit in the aggregate amount of $100 million (the “Uncommitted Line”). The Funds may borrow up to the maximum amount allowable under their current prospectuses and SAIs, subject to various other legal, regulatory or contractual limits, including the asset coverage limits in the Credit Facility. Borrowing results in interest expense and other fees and expenses for the Funds that may impact a Fund’s expenses, including any net expense ratios. The costs of borrowing may reduce a Fund’s yield. If a Fund borrows pursuant to the Credit Facility, it is charged interest at a variable rate. Each Fund also pays a pro rata share of a commitment fee on the unused portion of the Credit Facility. The availability of funds under the Credit Facility can be affected by other participating Funds’ borrowings under the Credit Facility. As such, a Fund may be unable to borrow (or borrow further) under the Credit Facility if the Commitment Limit has been reached and the Uncommitted Line is not available.

The use of borrowing by a Fund involves special risk considerations that may not be associated with other funds having similar policies.  Since substantially all of a Fund’s assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of such Fund’s agreement with its lender, the asset value per share of such Fund will tend to increase more when its portfolio securities increase in value and decrease more when its portfolio securities decrease in value than would otherwise be the case if the Fund did not borrow funds.  In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds.  Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.  The interest that a Fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained, are additional costs which will reduce or eliminate any net investment income and may also offset any potential capital gains.  Unless the appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of a Fund compared with what it would have been without leverage.

CAPITAL STRUCTURE ARBITRAGE

This strategy attempts to take advantage of relative pricing discrepancies between related debt and/or equity securities.  For example, a Fund may purchase a senior secured security of an issuer and sell short an unsecured security of the same issuer.  In this example the trade would be profitable if credit quality spreads widened or if the issuer went bankrupt and the recovery rate for the senior debt was higher than anticipated.  Another example might involve a Fund purchasing one class of common stock while selling short a different class of common stock of the same issuer.  It is expected that, over time, the relative mispricing of the securities will disappear, at which point the position will be liquidated.

CASH MANAGEMENT/TEMPORARY INVESTMENTS

In addition to the ability to utilize the following types of assets during normal market conditions, each Fund may adopt temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions.  A Fund may invest temporarily substantially all of its assets in:

•                  cash or cash equivalents, including money market instruments such as Treasury bills and other short-term obligations of the U.S. Government, its agencies or instrumentalities;

•                  commercial paper rated A-1 by Standard & Poor’s or Prime-1 by Moody’s. In the case where commercial paper has received different ratings from different rating services, such commercial paper is acceptable so long as at least one rating is in the highest categories of the nationally recognized rating organizations described above;

•                  obligations of the U.S. Government or its agencies or instrumentalities; and

•                  repurchase agreements.

To the extent a Fund invests in these temporary investments, the Fund may not realize its investment objective.

CLEARED SWAPS

Certain standardized swaps are subject to mandatory central clearing. The Dodd-Frank Act and implementing rules will ultimately require the clearing and exchange-trading of many swaps. Mandatory exchange-trading and clearing will occur on a phased-in basis based on the type of market participant and CFTC approval of contracts for central clearing. As of the date of this SAI, the CFTC has designated only certain of the most common types of credit default index swaps and interest rate swaps as subject to mandatory clearing, but it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not eliminate these risks and may involve additional risks not involved with uncleared swaps. Moving trading to an exchange-type system may increase market transparency and liquidity but may require a Fund to incur increased expenses to access the same types of swaps that it has used in the past.

In a cleared swap, a Fund’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. A Fund initially will enter into cleared swaps through an executing broker.  Such transactions will then be submitted for clearing and, if cleared, will be held at regulated futures commission merchants (FCMs) that are members of the clearinghouse that serves as the central counterparty.

When a Fund enters into a cleared swap, it must deliver to the central counterparty (via the FCM) an amount referred to as “initial margin.”  Initial margin requirements are determined by the central counterparty, but an FCM may require additional initial margin above the amount required by the central counterparty.  During the term of the swap agreement, a “variation margin” amount may also be required to be paid by a Fund or may be received by a Fund in accordance with margin controls set for such accounts, depending upon changes in the price of the underlying reference instrument subject to the swap agreement.  At the conclusion of the term of the swap agreement, if a Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount.  If a Fund has a loss of less than the margin amount, the excess margin is returned to the Fund.  If a Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund.

Risks Associated with Cleared Swaps.  As noted above, under recent financial reforms, certain types of swaps are, and others eventually are expected to be, required to be cleared through a central counterparty, which may affect counterparty risk and other risks faced by a Fund.

Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to bilateral swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely.  There is also a risk of loss by a Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a swap contract.  The assets of a Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers.  If the FCM does not provide accurate reporting, a Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.

With cleared swaps, a Fund may not be able to obtain as favorable terms as it would be able to negotiate for a bilateral, uncleared swap. In addition, an FCM may unilaterally amend the terms of its agreement with a Fund, which may include the imposition of position limits or additional margin requirements with respect to the Fund’s investment in certain types of swaps. Central counterparties and FCMs generally can require termination of existing cleared swap transactions at any time, and can also require increases in margin above the margin that is required at the initiation of the swap agreement. Additionally, depending on a number of factors, the margin required under the rules of the clearinghouse and FCM may be in excess of the collateral required to be posted by a Fund to support its obligations under a similar uncleared swap. However, regulators are expected to adopt rules imposing certain margin requirements, including minimums, on uncleared swaps, which could change this comparison.

Finally, a Fund is subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, a Fund may be required to break the trade and make an early termination payment to the executing broker.

COMMODITIES AND COMMODITIES INSTRUMENTS

Commodities may subject the Fund to greater volatility than investments in traditional securities.  Commodities may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.  These factors may have a larger impact on commodity prices and commodity-linked instruments than on traditional securities.  Certain commodities are also subject to limited pricing flexibility because of supply and demand factors.  Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials.  These additional variables may create additional investment risks which subject the Fund’s investments to greater volatility than investments in traditional securities.

There are several additional risks associated with transactions in commodity futures contracts, swaps on commodity futures contracts, commodity forward contracts and other commodities instruments.  In the commodity instruments markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling commodity instruments today to lock in the price of the commodity at delivery tomorrow.  In order to induce speculators to purchase the other side of the same commodity instrument, the commodity producer generally must sell the commodity instrument at a lower price than the expected future spot price.  Conversely, if most hedgers in the commodity instruments market are purchasing commodity instruments to hedge against a rise in prices, then speculators will only sell the other side of the commodity instrument at a higher future price than the expected future spot price of the commodity.  The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the Fund.  If the nature of hedgers and speculators in commodity instruments markets has shifted when it is time for the Fund to reinvest the proceeds of a maturing contract in a new commodity instrument, the Fund might reinvest at a higher or lower future price, or choose to pursue other investments.  Also, unlike the financial instruments markets, in the commodity instruments markets there are costs of physical storage associated with purchasing the underlying commodity.  The price of the commodity instruments contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity.  To the extent that the storage costs for an underlying commodity change while the Fund is invested in instruments on that commodity, the value of the commodity instrument may change proportionately.

The Fund may invest in gold and other precious metals in any form and in securities of companies in the precious metal mining sector.  The risks related to investing in precious metals directly are similar to those of investing in securities of precious metal finance and operating companies.  There are, however, additional considerations related to such direct precious metal investments, including custody and transaction costs that may be higher than those involving securities.  Moreover, holding gold, whether in physical form or book account, results in no income being derived from such holding, unlike securities, which may pay dividends or make other current payments.  In addition, income derived from trading in gold and certain contracts and derivatives relating to gold must be closely monitored to avoid potentially negative tax consequences.  Although the Fund has contractual protections with respect to the credit risk of its custodian, gold held in physical form (even in a segregated account) involves the risk of delay in obtaining the assets in the case of bankruptcy or insolvency of the custodian.  This could impair disposition of the assets under those circumstances.  Finally, although not currently anticipated, if gold in the future were held in book account, it would involve risks of the credit of the party holding the gold.

CONVERTIBLE ARBITRAGE

Convertible arbitrage is a specialized strategy that seeks to profit from pricing inefficiencies between a firm’s convertible securities and its underlying equity.  The most common convertible arbitrage approach matches a long position in the convertible security with a short position in the underlying common stock.  A Fund seeks to purchase convertible securities at discounts to their expected future values and sell short shares of the underlying common stock in order to mitigate equity market movements.  As stock prices rise and the convertible security becomes more equity sensitive, a Fund will sell short additional common shares in order to maintain the relationship between the convertible security and the underlying common stock.  As stock prices fall, a Fund will typically buy back a portion of shares which it had sold short.  Positions are typically designed to earn income from coupon or dividend payments, and from the short sale of common stock.

CONVERTIBLE SECURITIES

Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period.  Convertible securities are senior to common stocks in an issuer’s capital structure, but may be subordinated to other non-convertible securities.  While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

CREDIT DEFAULT INDEX SWAPS

A credit default index swap (“CDX”) is a credit derivative used to hedge credit risk or to take a position on a basket of credit entities. A CDX is a completely standardized credit security and is therefore highly liquid and typically trades at a very small bid-offer spread. This means that it may be cheaper to hedge a portfolio of credit default swaps or bonds with a CDX than it is to buy many credit default swaps to achieve a similar effect. A new series of CDX is issued every six months. Prior to the announcement of each series, a group of investment banks is polled to determine the credit entities that will form the constituents of the new issue. On the day of issue, a fixed coupon is decided for the CDX based on the credit spread of the entities within the CDX. Once this has been determined, the CDX constituents and the fixed coupon are published, and the CDX can be actively traded. See “SWAP AGREEMENTS” below and “CLEARED SWAPS” above for a general discussion on the risks related to swap agreements and CDX, respectively.

CREDIT DEFAULT SWAPS

The Funds may enter into credit default swap agreements, which may have as reference obligations securities that are or are not currently held by the Funds. The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an up front payment or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, the Fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller, a Fund generally receives an up front payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. Credit default swaps and similar instruments involve greater risks than if a Fund had invested in the reference obligation directly, since, in addition to general market risks, they are subject to valuation risk, illiquidity risk, counterparty risk and credit risk. The swaps market is subject to extensive regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and certain Securities and Exchange Commission (“SEC”) and Commodity Futures Trading Commission (“CFTC”) rules promulgated thereunder. It is possible that developments in the swaps market, including new and additional government regulation, could adversely affect a Fund’s ability, among other things, to effectively utilize credit default swaps. See “SWAP AGREEMENTS” below for a discussion on the risks related to swap agreements in general.

CYBER SECURITY ISSUES

The Funds and their service providers may be prone to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a Fund to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cyber security include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-attacks. Cyber security breaches affecting a Fund or its Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber security breaches may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAVs, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuer of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value.

DEBT SECURITIES

The Funds may invest in corporate debt securities including corporate bonds, debentures, notes and other similar instruments.  These debt securities may be rated investment grade by Standard & Poor’s or Moody’s.  Securities rated BBB by Standard & Poor’s or Baa by Moody’s, although investment grade, exhibit speculative characteristics and are more sensitive than higher rated securities to changes in economic conditions.  The Funds may also invest in securities that are rated below investment grade which are commonly referred to as “junk bonds” or “high yield” securities.  Investments in high yield securities, while providing greater income and opportunity for gain than investments in higher-rated securities, entail relatively greater risk of loss of income or principal.  Market prices of high-yield obligations may fluctuate more than market prices of higher-rated securities.  High yield securities tend to reflect short-term corporate and market developments to a greater extent than higher-rated obligations which, assuming no change in their fundamental quality, react primarily to fluctuations in the general level of interest rates.

The high yield market at times is subject to substantial volatility.  An economic downturn or increase in interest rates may have a more significant effect on the high yield securities in an underlying registered investment company’s portfolio and their markets, as well as on the ability of securities issuers to repay principal and interest. Issuers of high yield securities may be of low creditworthiness and the high yield securities may be subordinated to the claims of senior lenders.  During periods of economic downturn or rising interest rates the issuers of high yield securities may have greater potential for insolvency and a higher incidence of high yield bond defaults may be experienced.

The prices of high yield securities have been found to be less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic changes or individual corporate developments.  During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing.  If the issuer of a high yield security owned by a Fund (or by a registered investment company in which the Fund invests) defaults, the Fund (or such registered investment company) may incur additional expenses in seeking recovery.  Periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield securities and a Fund’s net asset value.  Yields on high yield securities will fluctuate over time.  Furthermore, in the case of high yield securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and therefore tend to be more volatile than the market prices of securities which pay interest periodically and in cash.

Certain securities held by a Fund (or a registered investment company in which the Fund invests), including high yield securities, may contain redemption or call provisions.  If an issuer exercises these provisions in a declining interest rate market, a Fund (or such registered investment company) would have to replace the security with a lower yielding security, resulting in a decreased return for the investor.  Conversely, a high yield security’s value will decrease in a rising interest rate market, as will the value of a Fund’s (or the underlying registered investment company’s) net assets.

The secondary market for high yield securities may at times become less liquid or respond to adverse publicity or investor perceptions making it more difficult for a Fund (or a registered investment company in which the Fund invests) to value accurately high yield securities or dispose of them.  To the extent a Fund (or a registered investment company in which the Fund invests) owns or may acquire illiquid or restricted high yield securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity difficulties, and judgment will play a greater role in valuation because there is less reliable and objective data available.

Special tax considerations are associated with investing in high yield bonds structured as zero coupon or pay-in-kind securities.  A Fund (or a registered investment company in which the Fund invests) will report the interest on these securities as income even though it receives no cash interest until the security’s maturity or payment date.  Further, a Fund (or a registered investment company in which the Fund invests) must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax law.  Accordingly, a Fund (or a registered investment company in which the Fund invests) may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash or may have to borrow to satisfy distribution requirements.

Credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities.  Since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, the Adviser will monitor the issuers of high yield securities in the portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to attempt to assure the securities’ liquidity so a Fund can meet redemption requests.  To the extent that a Fund (or a registered investment company in which the Fund invests) invests in high yield securities, the achievement of its investment objective may be more dependent on its own credit analysis than is the case for higher quality bonds.  A Fund (or a registered investment company in which the Fund invests) may retain a portfolio security whose rating has been changed.

DERIVATIVES

In general, a derivative instrument typically involves leverage, and provides exposure to potential gain or loss from a change in the market price of the underlying asset (or a basket of assets or an index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument. Adverse changes in the value or price of the underlying asset or index, which the Fund may not directly own, can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. Derivative instruments come in many varieties and may include forward contracts, options (both written and purchased) and swap contracts, which are described separately in this SAI.

GOVERNMENT REGULATION OF DERIVATIVES

Recent legislation calls for new regulation of the derivatives markets.  The extent and impact of the regulation is not yet known and may not be known for some time.  In particular, the Dodd-Frank Act and similar recent legislation in the European Union may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives.  The Dodd-Frank Act substantially increases regulation of the over-the-counter derivatives market and participants in that market, including imposing clearing and reporting requirements on transactions involving instruments that fall within the Dodd-Frank Act’s definition of “swap” and “security-based swap,” which terms generally include over-the-counter derivatives and imposing registration and potential substantive requirements on certain swap and security-based swap market participants.  In addition, under the Dodd-Frank Act, a Fund may be subject to additional recordkeeping and reporting requirements.

ASSET COVERAGE REQUIREMENTS FOR CERTAIN DERIVATIVE TRANSACTIONS

Each Fund will comply with guidelines established by the SEC with respect to coverage of various derivative transactions. These guidelines may, in certain instances, require segregation by the Fund of cash or liquid securities with its custodian or a designated sub-custodian to the extent the Fund’s obligations with respect to these strategies are not otherwise ‘‘covered’’ through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them.

For example, a call option written by a Fund on securities may require the Fund to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written by a Fund on an index may require the Fund to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by a Fund may require the Fund to segregate assets (as described above) equal to the exercise price. The Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. If a Fund holds a futures or forward contract, the Fund could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. A Fund may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

The Trust has claimed an exclusion from the definition of the term “commodity pool operator” with respect to each Fund under Section 4.5 of the regulations under the Commodity Exchange Act promulgated by the Commodity Futures Trading Commission.  The Trust is required to make an annual affirmation of the exclusion within 60 days after the start of each calendar year.  Thus, the Trust is not currently subject to registration or regulation as a pool operator under the Commodity Exchange Act.

DISTRESSED SECURITIES

The Fund’s investment in distressed securities may involve a substantial degree of risk.  These instruments, which involve loans, loan participations, bonds, and notes, typically are unrated, lower-rated, in default or close to default. Many of these instruments are not publicly traded, and may become illiquid.  The prices of such instruments may be extremely volatile.  Securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies.  Valuing such instruments may be difficult, and the Fund may lose all of its investment, or it may be required to accept cash or securities with a value less than the Fund’s original investment.  Issuers of distressed securities are typically in a weak financial condition and may default, in which case the Fund may lose its entire investment.

EMERGING MARKETS INVESTMENTS

Each Fund may invest in emerging markets investments, which have exposure to the risks discussed below relating to foreign instruments more generally, as well as certain additional risks.  A high proportion of the shares of many issuers in emerging market countries may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment.  The prices at which investments may be acquired may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by the Fund in particular securities.  In addition, emerging market investments are susceptible to being influenced by large investors trading significant blocks of securities.

Emerging market stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations.  The securities industries in these countries are comparatively underdeveloped.  Stockbrokers and other intermediaries in the emerging markets may not perform as well as their counterparts in the United States and other more developed securities markets.

Political and economic structures in many emerging market countries are undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the United States.  Certain of such countries may have, in the past, failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies.  As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of investments in those countries and the availability of additional investments in those countries.  The laws of countries in emerging markets relating to limited liability of corporate shareholders, fiduciary duties of officers and directors, and the bankruptcy of state enterprises are generally less well developed than or different from such laws in the United States.  It may be more difficult to obtain or enforce a judgment in the courts of these countries than it is in the United States.  Emerging securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States.  Although some governments in emerging markets have instituted economic reform policies, there can be no assurances that such policies will continue or succeed.

EVENT-DRIVEN STRATEGIES

Event-driven strategies seek to profit from the market inefficiencies surrounding market events, such as mergers, acquisitions, asset sales, restructurings, refinancings, recapitalizations, reorganizations or other special situations.  Event-driven investing involves attempting to predict the outcome of a particular transaction as well as the optimal time at which to commit capital to it.  Event-driven opportunities involve difficult legal as well as financial analysis, as some of the principal impediments to the consummation of major corporate events are often legal or regulatory rather than economic.  In addition, certain of the securities issued in the context of major corporate events include complex call, put and other features, and it is difficult to precisely evaluate the terms and embedded option characteristics of these securities.  A Fund may take both long and short positions in a wide range of securities, derivatives and other instruments in implementing its event-driven strategies.

EXCHANGE TRADED FUNDS (ETFs)

A Fund, subject to its investment strategies and policies, may purchase shares of ETFs. ETFs are investment companies whose shares are bought and sold on a securities exchange. An ETF holds a portfolio of securities designed to track a particular market segment or index. Tracking error is the divergence of an ETF’s performance from that of its underlying index, and may arise due to, among other things, an imperfect correlation between the ETF’s portfolio securities and those in its index, rounding of prices, timing of cash flows, the ETF’s size, changes to the index and regulatory requirements. A Fund could purchase shares of an ETF to temporarily gain exposure to a portion of the U.S. or foreign market while awaiting an opportunity to purchase securities directly. The risks of owning an ETF generally reflect the risks of owning the underlying securities or commodities they are designed to track, although a lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities or commodities. ETFs have management fees that increase their costs versus the costs of owning the underlying securities directly. See also “Securities of Other Investment Companies” below.

EXCHANGE-TRADED NOTES (ETNs)

An exchange-traded note (“ETN”) is a type of unsecured, unsubordinated debt security that differs from other types of bonds and notes because ETN returns are typically based upon the performance of a market index. ETNs are publically traded on a U.S. securities exchange. An ETN incurs certain expenses not incurred by its applicable index, and an investment in an ETN will bear its proportionate share of any fees and expenses borne by the ETN. The market value of an ETN share may differ from its NAV; the share may trade at a premium or discount to its NAV, which may be due to, among other things, differences in the supply and demand in the market for the share. Although an ETN is a debt security, it is unlike a typical bond, in that there are no periodic interest payments and principal is not protected. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged.

FOREIGN CORPORATE DEBT OBLIGATIONS

The foreign corporate debt obligations in which the Funds may invest include investment-grade notes and non-investment grade notes, bonds, debentures and commercial paper.

Specifically, the Funds may invest in U.S. dollar-denominated and non-U.S. dollar denominated corporate debt obligations of foreign companies without regard to ratings criteria. The Funds also may invest in U.S. dollar-denominated and non-U.S. dollar-denominated sovereign debt obligations of developed countries without regard to ratings criteria and in the debt obligations of supranational agencies without regard to ratings criteria.  Supranational entities include international organizations designated or supported by governmental entities to promote reconstruction or development and international banking institutions and related government agencies.  Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

In many countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the U.S.  Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards.  Interest on foreign debt obligations may be subject to foreign withholding taxes which would reduce a Fund’s income without providing a tax credit for the Fund’s shareholders.

FOREIGN CURRENCY TRANSACTIONS AND HEDGING

Each Fund may engage in foreign currency transactions on a spot (cash) basis at the spot rate prevailing in the foreign currency exchange market.  Although a Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis.  However, a Fund may do so from time to time and investors should be aware of the costs of currency conversion.  Although foreign exchange dealers do not charge a fee for conversion, they realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies.  Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

A Fund may purchase and sell currency futures and purchase and write currency options to increase or decrease its exposure to different foreign currencies.  The uses and risks of currency options and futures are similar to options and futures relating to securities or indices.  The Arbitrage Tactical Equity Fund may also purchase and sell forward currency contracts, which are financial contracts to trade a specific foreign currency at an agreed exchange rate at a future date. Each contract is individually negotiated and privately traded by currency traders and their customers in the interbank market.  Currency futures contracts are similar to forward foreign currency contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date.  Most currency futures contracts call for payment or delivery in U.S. dollars.  The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract.  The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

Currency futures, forwards and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a Fund’s investments.  A currency hedge, for example, should protect a Yen-dominated security from a decline in the Yen, but will not protect a Fund against a price decline resulting from deterioration in the issuer’s creditworthiness.  In hedging transactions, the value of a Fund’s foreign-denominated investments may change in response to many factors other than exchange rates, in which case it may not be possible to match the amount of currency options and futures to the value of the Fund’s investments exactly over time.

FOREIGN SECURITIES

Subject to each Fund’s investment policies and quality standards, the Funds may invest in the securities of foreign issuers listed on foreign securities exchanges or over-the-counter markets, or which are represented by American DepositAry Receipts and listed on domestic securities exchanges or traded in the United States on over-the-counter markets.

Because each Fund may invest in foreign securities, an investment in the Funds involves risks that are different in some respects from an investment in a fund that invests only in securities of U.S. domestic issuers.  Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.  There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies.  There may be less governmental supervision of securities markets, brokers and issuers of securities.  The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.  This is particularly true of securities in emerging markets which can be extremely volatile.  Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the United States.  Settlement practices may include delays and may differ from those customary in U.S. markets.  Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the United States), and difficulty in enforcing legal rights outside the United States.  Finally, there are many differences in government regulation and supervision of foreign securities exchanges, brokers, listed companies and banks compared to the United States.  These differences could negatively impact foreign securities in which a Fund invests.

Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth or gross national product, inflation rate, capital reinvestment, resource self-sufficiency and balance of payment positions.  The economies of countries with emerging markets may be predominately based on only a few industries, may be highly vulnerable to changes in global trade conditions, and may suffer from extreme and volatile debt or inflation rates.  Debt obligations of issuers located in, or of, developing countries involve a high degree of risk and may be in default or present the risk of default.

ILLIQUID SECURITIES

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities which are otherwise not readily marketable and securities such as repurchase agreements that have a maturity of longer than seven days.  Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market.  Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation.  Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requirements.  A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay.  Adverse market conditions could impede such a public offering of securities.

In recent years, however, an institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes.  Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment.  The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.  The Board may determine that such securities are not illiquid securities notwithstanding their legal or contractual restrictions on resale.  In all other cases, however, securities subject to restrictions on resale will be deemed illiquid.  Each Fund will not invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice, non-negotiable fixed time deposits with maturities over seven days, over-the-counter options and certain restricted securities not determined by the Trustees to be liquid.

INITIAL PUBLIC OFFERINGS

Each Fund may purchase shares in initial public offerings (“IPOs”).  Because IPO shares frequently are volatile in price, a Fund may hold IPO shares for a very short period of time. This may increase the turnover of a Fund’s portfolio and may lead to increased expenses to such Fund, such as commissions and transaction costs.  By selling shares, a Fund may realize taxable capital gains that it will subsequently distribute to shareholders.  As a result, IPOs performance can be more volatile and they face greater risk of business failure, affecting the Fund’s portfolio.

LOANS AND OTHER DEBT INSTRUMENTS

Loans and other direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to another party.  They may represent amounts owed to lenders or lending syndicates (loans and loan participation), to suppliers of goods or services (trade claims or other receivables), or to other parties.  Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Funds in the event of fraud or misrepresentation.  In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary.  Direct debt instruments may also include standby financing commitments that obligate the Funds to supply additional cash to the borrower on demand.

MERGER ARBITRAGE

Each Fund may utilize merger arbitrage as an investment strategy.  Merger arbitrage is a highly specialized investment approach designed to profit from the successful completion of mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations.  The most common arbitrage activity, and the approach a Fund generally will use, involves purchasing the shares of an announced acquisition target company at a discount to their expected value upon completion of the acquisition. The Funds’ investment adviser, Water Island Capital, LLC (the “Adviser”), may engage in selling securities short when the terms of a proposed acquisition call for the exchange of common stock and/or other securities. In such a case, the common stock of the company to be acquired may be purchased and, at approximately the same time, an equivalent amount of the acquiring company’s common stock and/or other securities may be sold short. Each Fund generally engages in active and frequent trading of portfolio securities to achieve its principal investment strategies.

MUNICIPAL OBLIGATIONS

Each Fund may invest in taxable U.S. municipal obligations.  These include debt obligations issued to obtain funds for various public purposes, including construction of a wide range of public facilities, refunding of outstanding obligations and obtaining of funds for general operating expenses and loans to other public institutions and facilities.  In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to finance various facilities operated for private profit.

The two principal classifications of municipal obligations are “general obligation” bonds and “revenue” or “special obligation” bonds.  General obligation bonds are backed by the issuer’s faith, credit and taxing power.  Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed.  Private activity bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds.  The repayment of the principal and the payment of interest on such private activity bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligation and the pledge, if any, of real and personal property so financed as security for such payment.

Municipal obligations may bear fixed, variable or floating rates of interest.  Yields on municipal obligations are dependent on a variety of factors, including the general condition of the money market and of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.  Municipal securities can be significantly affected by economic and political changes, in addition to taxation and legislative changes.

OPTIONS TRANSACTIONS

Each Fund may write both covered and uncovered options.  Option transactions in which a Fund may engage involve the specific risks described above as well as the following risks:

•                                          the writer of an option may be assigned an exercise at any time during the option period;

•                                          disruptions in the markets for underlying instruments could result in losses for options investors;

•                                          imperfect or no correlation between the option and the securities being hedged;

•                                          the insolvency of a broker could present risks for the broker’s customers; and

•                                          market imposed restrictions may prohibit the exercise of certain options.

In addition, the option activities of a Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by such Fund.  The success of a Fund in using the option strategies described above depends, among other things, on the Adviser’s ability to predict the direction and volatility of price movements in the options and securities markets and the Adviser’s ability to select the proper time, type and duration of the options.

By writing call options, a Fund forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit.  A Fund may also seek to earn additional income through receipt of premiums by writing covered put options.  The risk involved in writing such options is that there could be a decrease in the market value of the underlying security.  If this occurred, the option could be exercised and the underlying security would then be sold to a Fund at a higher price than its then current market value.

Each Fund may purchase put and call options to attempt to provide protection against adverse price effects from anticipated changes in prevailing prices of securities.  The purchase of a put option generally protects the value of portfolio holdings in a falling market, while the purchase of a call option generally protects cash reserves from a failure to participate in a rising market.  In purchasing a call option, a Fund would be in a position to realize a gain if, during the option period, the price of the security increased by an amount greater than the premium paid.  A Fund would realize a loss if the price of the security decreased or remained the same or did not increase during the period by more than the amount of the premium.  If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a realized loss to such Fund.

The imperfect correlation in price movement between an option and the underlying financial instrument and/or the costs of implementing such an option may limit the effectiveness of the strategy.  A Fund’s ability to establish and close out options positions will be subject to the existence of a liquid secondary market.  Although a Fund generally will purchase or sell only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time.  If an option purchased by a Fund expires unexercised, such Fund will lose the premium it paid.  In addition, a Fund could suffer a loss if the premium paid by such Fund in a closing transaction exceeds the premium income it received.  When a Fund writes a call option, its ability to participate in the capital appreciation of the underlying obligation is limited.

It is the present intention of the Adviser, with respect to each Fund other than The Arbitrage Credit Opportunities Fund, not to commit greater than 25% of a Fund’s net assets to option strategies.

WRITING COVERED CALL OPTIONS

Each Fund may write covered call options on equity securities to earn premium income, to ensure a definite price for a security that the Fund has considered selling, or to close out options previously purchased.  A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time until a certain date (the expiration date).  A call option is “covered” if a Fund owns the underlying security subject to the call option at all times during the option period.

When writing call options on securities, a Fund may cover its position by owning the underlying security on which the option is written.  Alternatively, a Fund may cover its position by owning a call option on the underlying security, on a share for share basis, which is deliverable under the option contract at a price no higher than the exercise price of the call option written by such Fund or, if higher, by owning such call option and depositing and maintaining cash or liquid securities equal in value to the difference between the two exercise prices.  In addition, a Fund may cover its position by depositing and maintaining cash or liquid securities equal in value to the exercise price of the call option written by such Fund.  The principal reason for a Fund to write call options on securities held by such Fund is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.

There is no assurance that a closing transaction can be effected at a favorable price.  During the option period, the covered call writer has, in return for the premium received, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline.

WRITING COVERED PUT OPTIONS

Each Fund may write covered put options on equity securities to assure a definite price for a security if it is considering acquiring the security at a lower price than the current market price or to close out options previously purchased or to earn premium income.  A put option gives the holder of the option the right to sell, and the writer has the obligation to buy, the underlying security at the exercise price at any time during the option period.  The operation of put options in other respects is substantially identical to that of call options.

When writing put options on securities, a Fund may cover its position by owning a put option on the underlying security, on a share-for-share basis, which is deliverable under the option contract at a price no lower than the exercise price of the put option written by such Fund or, if lower, by owning such put option and depositing and maintaining cash or liquid securities equal in value between the two exercise prices.  In addition, a Fund may cover its position by depositing and maintaining cash or liquid securities equal in value to the exercise price of the put option written by such Fund.

The risks involved in writing put options include the risk that a closing transaction cannot be effected at a favorable price and the possibility that the price of the underlying security may fall below the exercise price, in which case a Fund may be required to purchase the underlying security at a higher price than the market price of the security at the time the option is exercised.

WRITING UNCOVERED OPTIONS

In addition to covered options, each Fund may sell “uncovered” call and put options. A written call option is considered covered if the Fund maintains with its custodian liquid assets in an amount at least equal to the exercise price of the option (or, in the case of options on an individual security, owns an equivalent number of shares of the security as those subject to the call). A written call option is also considered covered if the Fund holds a call on the associated index or instrument where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated liquid assets (or, in the case of options on an individual security, the Fund owns a number of shares of the security equivalent to the difference). A written call option is considered uncovered if the above criteria are not satisfied. Uncovered call options have speculative characteristics and are riskier than covered call options because there is no underlying instrument held by the Fund that can act as a partial hedge. As the writer of a covered call option or an index call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security or the index covering the call option above the sum of the option premium received and the exercise price of the call, but has retained the risk of loss, minus the option premium received, should the price of the underlying security or index decline.

A written put option similarly is considered covered if a Fund maintains with its custodian liquid assets in an amount at least equal to the exercise price of the option. A written put option is also considered covered if the Fund holds a put on the associated index or instrument where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated liquid assets. A written put option is considered uncovered if the above criteria are not satisfied. The Funds’ ability to write uncovered call or put options may be limited by margin requirements and other federal securities rules or regulations

OVER-THE-COUNTER OPTIONS

A Fund may engage in transactions in options that are traded over-the-counter (“OTC transactions”).  OTC transactions differ from exchange-traded transactions in several respects.  OTC transactions are transacted directly with dealers and not with a clearing corporation.  Without the availability of a clearing corporation, OTC transaction pricing is normally done by reference to information from market makers, which information is carefully monitored by the Adviser and verified in appropriate cases.

As the OTC transactions are transacted directly with dealers, there is a risk of nonperformance by the dealer as a result of the insolvency of such dealer or otherwise, in which event a Fund may experience a loss.  An OTC transaction may only be terminated voluntarily by entering into a closing transaction with the dealer with whom a Fund originally dealt.  Any such cancellation, if agreed to, may require a Fund to pay a premium to that dealer.  In those cases in which a Fund has entered into a covered transaction and cannot voluntarily terminate the transaction, such Fund will not be able to sell the underlying security until the investment instrument expires or is exercised or different cover is substituted.  In such cases, the Fund in question may not be able to sell an underlying security even though it might otherwise be advantageous to do so.

It is each Fund’s intention to enter into OTC transactions only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Fund, although there is no assurance that a dealer will voluntarily agree to terminate the transaction.  There is also no assurance that a Fund will be able to liquidate an OTC transaction at any time prior to expiration.  OTC transactions for which there is no adequate secondary market will be considered illiquid.

PREFERRED STOCKS

Each Fund may invest in preferred stocks.  Preferred stock includes convertible and non-convertible preferred and preference stocks that are senior to common stock.  Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects.  As a general rule the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value.  Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a senior debt security with similar stated yield characteristics.  Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors.  Preferred stock also may be subject to optional or mandatory redemption provisions.

REGISTERED INVESTMENT COMPANIES

Each Fund may invest in shares of registered investment companies to the extent permitted by the 1940 Act, other applicable law or SEC exemption.  Investment companies include other open-end investment companies, closed-end investment companies, unit investment trusts, and ETFs which may be organized as either open-end investment companies or unit investment trusts, all of which are professionally managed portfolios.

Any investment in a registered investment company involves investment risk. Additionally an investor could invest directly in the registered investment companies in which the Funds invest.  By investing indirectly through a Fund, an investor bears not only his or her proportionate share of the expenses of the Fund (including operating costs and investment advisory fees) but also indirect similar expenses of the registered investment companies in which the Fund invests.  An investor may also indirectly bear expenses paid by registered investment companies in which a Fund invests related to the distribution of such registered investment company’s shares.

Under certain circumstances an open-end investment company in which a Fund invests may determine to make payment of a redemption by the Fund (wholly or in part) by a distribution in kind of securities from its portfolio, instead of in cash.  As a result, the Fund may hold such securities until the Adviser determines it appropriate to dispose of them.  Such disposition will impose additional costs on the Fund.

Investment decisions by the investment advisers to the registered investment companies in which the Funds invest are made independently of the Funds and the Adviser.  At any particular time, one registered investment company in which a Fund invests may be purchasing shares of an issuer whose shares are being sold by another registered investment company in which the Fund invests.  As a result, the Fund indirectly would incur certain transactional costs without accomplishing any investment purpose.

Registered investment companies in which the Funds may invest may concentrate their investments within one industry (namely, sector funds).  Since the investment alternatives within an industry are limited, the value of the shares of such a registered investment company may be subject to greater market fluctuation than a registered investment company which invests in a broader range of securities.

An investment in an ETF or a closed-end fund generally presents the same primary risks as an investment in a conventional open-end fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies, and policies. The price of an ETF or a closed-end fund can fluctuate within a wide range, and the Fund could lose money investing in such a fund if the prices of the stocks owned by it go down. In addition, ETFs and closed-end funds are subject to the following risks that do not apply to conventional open-end funds: (i) the market price of their shares may trade at a discount to their net asset value; (ii) an active trading market for their shares may not develop or be maintained; or (iii) trading of their shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

SECURITIES LENDING

The Funds may seek to increase their income by lending portfolio securities.  Under present regulatory policies, such loans may be made to institutions, such as certain broker-dealers, and are required to be secured continuously by collateral in cash maintained on a current basis at an amount at least equal to the market value of the securities loaned (100% collateral).  The collateral must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to a Fund. During the time portfolio securities are on loan, the borrower pays a Fund any dividends or interest paid on such securities.  The collateral may be invested in repurchase agreements, money market funds, and other short-term obligations, subject to the restrictions of the 1940 Act.  The amount of such collateral investment may be substantial.  The Funds have a Securities Lending Agreement with its custodian bank, State Street Bank and Trust Company (“State Street”) pursuant to which State Street manages the securities lending on behalf of the Funds.  The value of securities loaned will not exceed one-third of the value of the total assets of the Fund making the loan.  Loans are subject to termination by the Fund or the borrower at any time.  While a Fund does not have the right to vote securities on loan, it has the right to terminate the loan and regain the right to vote if that is considered important with respect to the investment. A Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which the Adviser has determined are creditworthy under guidelines established by the Trustees.

To the extent permitted by federal law, investments of any cash invested or reinvested under the securities lending program are exempt from the restrictions set forth in the Funds’ Prospectus and this SAI.

Securities lending typically involves counterparty risk, including the risk that a borrower may not provide additional collateral when required or return the loaned securities in a timely manner.  This risk could be greater for foreign securities.  In the Funds’ securities lending program, the counterparty risk related to borrowers not providing additional collateral or returning loaned securities in a timely manner is borne by the securities lending agent, which has indemnified the Fund against losses resulting from these risks.  However, the Fund may lose money from lending securities (or the amounts earned from securities lending may be limited) if, for example, the value or return of its investments of the cash collateral declines below the amount owed to a borrower.

Cash received as collateral through loan transactions may be invested in other eligible securities, including shares of a money market fund.  Investing cash subjects the investment, as well as the securities loaned, to market appreciation or depreciation

SENIOR LOANS

Senior Loans are loans made to borrowers that may be corporations, partnerships or other entities (each a “Borrower”). Investing in Senior Loans involves investment risk, and some Borrowers default on their Senior Loan repayments. The risks associated with Senior Loans are similar to the risks of high yield bonds, although Senior Loans typically are senior and secured, whereas high yield bonds often are subordinated and unsecured. An economic downturn generally leads to a higher non-payment rate, and a Senior Loan may lose significant value before a Borrower’s default occurs. There is no assurance that the liquidation of the collateral would satisfy the claims of the Borrower’s obligations in the event of the non-payment of scheduled interest or principal, or that the collateral could be readily liquidated. No active  trading market may exist for certain Senior Loans, which may impair the ability of a Fund to realize full value in the event of the need to sell a Senior Loan and which may make it difficult to value Senior Loans. Adverse market conditions may impair the liquidity of some actively traded Senior Loans. To the extent that a secondary market does exist for certain Senior Loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

SHORT SALES

Each Fund may employ various hedging techniques, such as short selling in an effort to reduce the risks associated with certain of its investments.  For example, when the terms of a proposed acquisition call for the exchange of common stock and/or other securities, the common stock of the company to be acquired may be purchased and, at approximately the same time, the amount of the acquiring company’s common stock and/or other securities to be received may be sold short.  The Adviser will make any such short sale with the intention of later closing out (or covering) the short position with the securities of the acquiring company received once the acquisition is consummated.  The purpose of the short sale is to protect against a decline in the market value of the acquiring company’s securities prior to the acquisition’s completion.  However, should the acquisition be called off or otherwise not completed, a Fund may realize losses on both its long position in the target company’s shares and its short position in the acquirer’s securities.  At all times when a Fund does not own the securities which are sold short, the Fund will maintain cash, cash equivalents and liquid securities equal in value on a daily marked-to-market basis to the securities sold short.

STRIPPED SECURITIES

The Funds may purchase separately traded interest and principal component parts of obligations that are transferable through the Federal book entry system, known as Separate Trading Registered Interest and Principal Securities (“STRIPS”) and Coupons Under Book Entry Safekeeping (“CUBES”).  These instruments are issued by banks and brokerage firms and are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank; the custodian holds the interest and principal payments for the benefit of the registered owner of the certificates or receipts.  The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register.  Receipts include Treasury Receipts (“TRs”), Treasury Investment Growth Receipts (“TIGRs”) and Certificates of Accrual on Treasury Securities (“CATS”).  STRIPS, CUBES, TRs, TIGRs and CATS are sold as zero coupon securities, which mean that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal.  This discount is amortized over the life of the security, and such amortization will constitute the income earned on the security for both accounting and tax purposes.  Because of these features, these securities may be subject to greater interest rate volatility than interest-paying U.S. Treasury obligations.  Bonds issued by the Resolution Funding Corporation (“REFCORP”) can also be stripped in this fashion.  REFCORP Strips are eligible investments for the Funds.

SWAP AGREEMENTS

Each Fund may enter into equity swap agreements for the purpose of attempting to obtain a desired return on, or exposure to, certain equity securities or equity indices in an expedited manner or at a lower cost to the Fund than if the Fund had invested directly in such securities.

Each Fund may also enter into currency swap agreements.  A currency swap agreement is an arrangement whereby each party exchanges one currency for another on a particular date and agrees to reverse the exchange on a later date at a specific exchange rate.  A Fund expects to enter into these currency swaps in primarily the following circumstances: to lock in the U.S. dollar equivalent price of a security the Fund is contemplating buying or selling which is denominated in a non-U.S. currency; or to protect against a decline against the U.S. dollar of the currency of a particular country to which the Fund has exposure.

General Characteristics of Swap Agreements.  Swap agreements are two party contracts entered into primarily by institutional investors for periods generally ranging from a few weeks to more than one year.  In a standard swap transaction, two parties agree to exchange the returns (or differentials in return) earned or realized on particular predetermined investments or instruments.  The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” namely, the return on, or increase in value of a particular dollar amount invested in a “basket” of particular securities or securities representing a particular index.

Forms of swap agreements include:

(1)                                 equity or index caps, under which, in return for a premium, one party agrees to make payment to the other to the extent that the return on securities exceeds a specified rate, or “cap”;

(2)                                 equity or index floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that the return on securities fall below a specified level, or “floor”; and

(3)                                 equity or index collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against movements exceeding given minimum or maximum levels.

Parties may also enter into bilateral swap agreements, which obligate one party to pay the amount of any net appreciation in a basket or index of securities while the counterparty is obligated to pay the amount of any net depreciation.

The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange.  Although some swap agreements may be prepaid in full by a Fund at inception, most swap agreements entered into by a Fund would calculate the obligations of the parties to the agreement on a “net basis.”  Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).  A Fund’s current obligations under a swap agreement will be accrued daily (offset against amounts owed to such Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by maintaining liquid assets equal in value on a marked-to-market basis to the Fund’s current obligations.

Risks Associated with Swap Agreements.  Risks associated with swap agreements include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contract’s terms and the possible lack of liquidity with respect to the swap agreements.  Whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments.  Moreover, each Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.  The Adviser will cause each Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund’s repurchase agreement guidelines.  Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds’ ability to use swap agreements.  The swaps market is subject to extensive regulation under the Dodd-Frank Act and certain SEC and CFTC rules promulgated thereunder. It is possible that developments in the swaps market, including new and additional government regulation, could result in higher Fund costs and expenses and could adversely affect the Fund’s ability, among other things, to terminate existing swap agreements or to realize amounts to be received under such agreements.\

TAX RISKS

The U.S. income tax rules may be uncertain when applied to specific arbitrage transactions, including, among other issues, identifying deferred losses from wash sales or realized gains from constructive sales.  Such uncertainty may cause the Fund to be exposed to unexpected tax liability or loss of pass through tax status.

U.S. GOVERNMENT SECURITIES

The Funds may invest in a variety of U.S. Treasury obligations, including bills, notes and bonds.  These obligations differ only in terms of their interest rates, maturities and time of issuance.  The Funds may also invest in other securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

Obligations of certain agencies and instrumentalities, such as the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury.  Others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; and others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, such as those of the Student Loan Marketing Association are supported only by the credit of the agency or instrumentality that issues them.  There is no guarantee that the U.S. Government will provide financial support to its agencies or instrumentalities, now or in the future, if it is not obligated to do so by law.

VALUATION RISKS

For investments where market quotations are not readily available, or if the Adviser believes a market quotation does not reflect fair value, the Funds are required to fair value their investments. The Funds’ Board of Trustees has established procedures for determining the fair market value of portfolio securities for which no market value is readily available. The Funds may rely on the quotations furnished by pricing services or other third parties, including broker dealers and counterparties to price these investments. Such reliance carries with it the risk that the quotations may be inaccurate or unreliable. Fair market valuation entails specific risks, and these risks may be further complicated by the complexities of each transaction. The recent decline of worldwide economies has increased the volatility of market prices and has increased the level of uncertainty in valuations. Consequently, a Fund may have more frequently applied fair valuation determinations in determining net asset value. There is no uniform or single standard for fair valuation pricing. Miscalculations of fair valuation pricing may result in overestimating or underestimating the value of a particular asset and thus the net asset value of the Fund. In addition, since foreign exchanges may be open on days when the Funds do not price their shares, the value of the securities in a Fund’s portfolio may change on days when shareholders are not be able to purchase or sell the Fund’s shares.

WARRANTS

Each Fund may invest a portion of its assets in warrants only to the extent that such investments do not exceed 5% of the Fund’s net assets at the time of purchase.  A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price.  Unlike convertible debt securities or preferred stock, warrants do not pay a fixed coupon or dividend.  Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of a Fund’s entire investment therein).

WHEN-ISSUED, FORWARD COMMITMENTS AND DELAYED SETTLEMENTS

Each Fund may purchase and sell securities on a when-issued, forward commitment or delayed settlement basis. In this event, the Adviser will instruct the Custodian (as defined under the section entitled “Custodian”) to segregate liquid assets equal to the amount of the commitment in a separate account. Normally, the Adviser will instruct the Custodian to set aside portfolio securities to satisfy a purchase commitment. In such a case, the Fund may be required subsequently to segregate additional assets in order to ensure that the value of the account remains equal to the amount of the Fund’s commitment. It may be expected that the Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because the Fund will segregate liquid assets to satisfy its purchase commitments in the manner described, the Fund’s liquidity and the ability of the Adviser to manage them may be affected in the event the Fund’s forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

The Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss. When the Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until it has paid for and delivered on the settlement date.

ZERO COUPON U.S. TREASURY SECURITIES

Zero coupon U.S. Treasury securities consist of U.S. Treasury Notes and Bonds that have been stripped of their unmatured interest coupons by the U.S. Department of Treasury.  A zero coupon U.S. Treasury security pays no interest to its holders during its life and its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount much less than its face value.  Zero coupon U.S. securities are generally subject to greater fluctuations in value in response to changing interest rates than debt obligations that pay interest currently.

FUNDAMENTAL INVESTMENT POLICIES

The policies set forth below are fundamental policies of each Fund.  These policies have been adopted by the Funds and may be changed only by the affirmative vote of a majority of the outstanding shares of a Fund.  As used in this SAI and in the Funds’ prospectus and as defined in the 1940 Act, the term “majority of the outstanding shares of the Fund” means the vote of whichever is less:

(1)                                 67% or more of the applicable Fund’s shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or

(2)                                 more than 50% of the applicable Fund’s outstanding shares.

Unless otherwise indicated, these investment policies provide that:

(1)                                 No Fund may issue senior securities other than to evidence borrowings or short sales as permitted under the 1940 Act. (The 1940 Act permits a Fund to issue senior securities so long as it maintains continuous asset coverage of at least 300% of the aggregate value of all of the Fund’s senior securities transactions. A reverse repurchase agreement or a derivative transaction will not be considered to constitute the issuance of a senior security by the Fund, if the Fund covers the transaction in accordance with applicable requirements (a “covered reverse repurchase agreement” or “covered derivative transaction”).  In addition, for purposes of this investment restriction, hedging transactions in which a Fund may engage and similar investment strategies are not treated as senior securities when covered in accordance with applicable requirements.)

(2)                                 No Fund may borrow money except that a Fund may borrow:

(a)                                 from banks to purchase or carry securities or other investments,

(b)                                 from banks for temporary or emergency purposes, or

(c)                                  by entering into reverse repurchase agreements,

if, immediately after any such borrowing, the value of the Fund’s assets, including all borrowings then outstanding less its liabilities, is equal to at least 300% of the aggregate amount of borrowings then outstanding (for the purpose of determining the 300% asset coverage, the Fund’s liabilities will not include amounts borrowed).  Any such borrowings may be secured or unsecured. Each Fund may issue securities (including senior securities) appropriate to evidence the indebtedness, including reverse repurchase agreements, which the Fund is permitted to incur.

(3)                                 No Fund may underwrite or participate in the marketing of securities issued by other persons except to the extent that a Fund may be deemed to be an underwriter under federal securities laws in connection with the disposition of portfolio securities.

(4)                                 The Arbitrage Fund, The Arbitrage Credit Opportunities Fund and The Arbitrage Event-Driven Fund may not concentrate their investments in any industry, with the exception of securities issued or guaranteed by the U.S. government, its agencies, and instrumentalities.  Notwithstanding the foregoing with regard to The Arbitrage Fund, if a large percentage (namely, at least 50%) of mergers or other corporate events taking place within the U.S. are within one industry (for example, banking or telecommunications) over a given period of time, a large portion of The Arbitrage Fund’s assets could be concentrated in that industry for that period of time; with regard to The Arbitrage Event-Driven Fund if a large percentage (namely, at least 50%) of corporate events taking place within the U.S. are within one industry over a given period of time, a large portion of The Arbitrage Event-Driven Fund’s assets, could be concentrated in that industry for that period of time.

(5)                                 The Arbitrage Tactical Equity Fund may not concentrate its investments in any industry, with the exception of securities issued or guaranteed by the U.S. government, its agencies, and instrumentalities. Notwithstanding the foregoing, if a large percentage of investment opportunities are occuring within the U.S. are within one industry over a given period of time, a large portion of The Arbitrage Tactical Equity Fund’s assets could be concentrated in that industry for that period of time. Examples of such investment opportunities for The Arbitrage Tactical Equity Fund include, but are not limited to: changes in industry or sector fundamentals, announcements or potential announcements of restructurings (bankruptcies, spinoffs, and asset sales), mergers and acquisitions, earnings results and outlook, regulatory changes and litigation.

(6)                                 No Fund may purchase or sell real estate or real estate mortgage loans as such, but this restriction shall not prevent a Fund from investing in readily marketable interests in real estate investment trusts, readily marketable securities of companies which invest in real estate, or obligations secured by real estate or interests therein.

(7)                                 The Arbitrage Fund, The Arbitrage Credit Opportunities Fund and The Arbitrage Event-Driven Fund may not purchase or sell commodities or commodity contracts. (For purposes of this restriction, currency futures contracts, options on currency futures contracts and on currencies, and forward currency contracts are not deemed to be commodities or commodity contracts.) The Arbitrage Tactical Equity Fund may not purchase or sell commodities, except as permitted by the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction from time to time.

(8)                                 No Fund may lend any of its assets, except that a Fund may lend up to 1/3 of its portfolio securities.

(9)                                 No Fund may purchase securities on margin, except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

(10)                          No Fund may pledge, mortgage or hypothecate its assets, except to secure borrowings.

(11)                          No Fund may invest in companies for the purpose of exercising control or management.

The 1940 Act does not directly restrict an investment company’s ability to invest in commodities, but does require that every investment company have a fundamental investment policy governing such investments. The Arbitrage Tactical Equity Fund has adopted fundamental policies that would permit direct investment in commodities.

NON-FUNDAMENTAL INVESTMENT POLICIES

Non-fundamental policies may be amended by a majority vote of the Trustees of a Fund. The non-fundamental investment policies provide that:

(1)                                 No Fund will invest or knowingly purchase or otherwise acquire securities such that more than 15% of the value of its net assets will be in illiquid securities and restricted securities.  Restricted securities are those that are subject to legal or contractual restrictions on resale.  Illiquid securities are those securities without readily available market quotations, including repurchase agreements having a maturity of more than seven days.

(2)                                 The Arbitrage Fund, The Arbitrage Credit Opportunities Fund and The Arbitrage Event-Driven Fund may not purchase warrants, valued at the lower of cost or market, in excess of 5% of the net assets of such Fund (taken at current value); provided that this shall not prevent the purchase, ownership, holding or sale of warrants of which the grantor is the issuer of the underlying securities.  Included within that amount, but not to exceed 2% of the value of a Fund’s net assets, may be warrants that are not listed on the New York Stock Exchange or NYSE MKT.  Warrants acquired by a Fund at any time in units or attached to securities are not subject to this restriction.

(3)                                 Each Fund may sell securities short to the extent permitted by the 1940 Act. The 1940 Act permits a Fund to sell securities short to the extent they are “covered” by earmarked or segregated assets in accordance with procedures established by the Board of Trustees and applicable regulatory guidance.

(4)                                 The Arbitrage Fund, The Arbitrage Credit Opportunities Fund and The Arbitrage Event-Driven Fund may not (a) sell covered call options the underlying securities of which have an aggregate value (determined as of the date the calls are sold) exceeding 50% of the value of the net assets of such Fund; or (b) invest in put options to the extent that the premiums on protective put options exceed 25% of the value of such Fund’s net assets; provided that the provisions of this paragraph shall not prevent the purchase, ownership, holding or sale of forward contracts with respect to foreign securities or currencies.

(5)                                 No Fund may purchase securities of other investment companies, except in accordance with the 1940 Act. The 1940 Act permits a Fund to purchase securities of other investment companies where no more than 10% of the value of the Fund’s total assets would be invested in such securities (the “10% limitation”), no more than 5% of the Fund’s total assets would be invested in shares of any one investment company (the “5% limitation”) and the Fund and its affiliated persons would hold no more than 3% of any class of securities, including voting securities, of any investment company (the “3% limitation”).  A Fund may invest in shares of money market funds in excess of the foregoing limitations, subject to the conditions of Rule 12d1-1 under the 1940 Act, including the requirement that the Fund not pay any sales charge or service fee in connection with such investment.  Another exemption on which a Fund may rely is found in Section 12(d)(1)(F) of the 1940 Act.  Under Section 12(d)(1)(F) of the 1940 Act, a Fund may invest in other investment companies (including exchange-traded fund (ETF) or other mutual funds) in excess of the 5% limitation and the 10% limitation, but must still comply with the 3% limitation, and must adhere to certain voting restrictions regarding the fund shares in which it invests.  An investment company that issues shares to a Fund pursuant to paragraph 12(d)(1)(F) is not required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days.

(6)                                 Under normal circumstances, The Arbitrage Tactical Equity Fund invests at least 80% of the value of its net assets (including borrowings for investment purposes) in equity securities, such as common stock, preferred stock and securities convertible into such stock, and other instruments that have economic characteristics similar to equity securities. The non-fundamental investment policy can be changed by the Fund upon 60 day’s prior notice to shareholders.

Except with respect to the limitations on borrowing (limitation (2) of the fundamental investment restrictions above) and the limitations on purchasing illiquid securities (limitation (1) of the non-fundamental investment restrictions above), if a particular percentage restriction as set forth above is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of that restriction.

MANAGEMENT

The business of the Trust is managed under the direction of the Board in accordance with the Declaration of Trust of the Trust, which Declaration of Trust has been filed with the SEC and is available upon request.

The Trustees serve for an indefinite term and the officers are elected annually.  It is the policy of the Board that each Trustee, at the conclusion of the first meeting at which the Trustee has attained age 75, shall retire from the Board; provided, however, with respect to Messrs. Jay Goldberg and Burton Lehman, the mandatory retirement age is 77.

Pursuant to the Declaration of Trust, the Trustees elect the officers of the Trust to supervise its day-to-day operations.  The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust’s purposes.

The Trustees, officers and employees of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. Following is a list of the Trustees and executive officers of the Trust.

Trustees

Name, Address and Age	Length of Time Served	Position with Trust	Principal Occupation During The Past Five Years	Other Directorships During The Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee

Interested Trustee:

John S. Orrico, CFA* 41 Madison Avenue, 42nd Floor, New York, NY 10010 (Age 57)	Since 2000	President and Chairman of the Board of Trustees	Managing Member, Water Island Capital, LLC, the Investment Adviser, since January 2000.	None	4

*                                         John S. Orrico, as an affiliated person of the Adviser and as an officer of the Trust, is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

Name, Address and Age	Length of Time Served	Position with Trust	Principal Occupation During The Past Five Years	Other Directorships During The Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee

Independent Trustees*:

Jay N. Goldberg (Age 76)	Since 2000	Lead Independent Trustee	General Partner of Hudson Ventures (venture capital firm).	Independent Trustee of Ramius Archview Credit & Distressed Fund and Ramius Archview Credit & Distressed Feeder Fund.	4

John C. Alvarado (Age 57)	Since 2003	Trustee	CFO of Magnum Development LLC, a privately held Utah-based integrated energy storage and power generation company (2016-present). Previously, Managing Director at Alvarado Energy Advisors LLC (“AEA”), a boutique investment banking firm providing financial advisory services to middle market energy companies (2014-2016); Managing Director for The Seaport Group, a credit-focused investment bank (2010-2014).	None	4

Robert P. Herrmann (Age 54)	Since 2012	Trustee	President & CEO of Discovery Data, a leading financial services industry data provider (2009 — present).	Independent Director of TD Asset Management (USA) (since 2014); Independent Director of FundChoice Holdings LLC (since 2014).	4

Burton Lehman (Age 76)	Since 2016	Trustee	Of Counsel for Schulte, Roth & Zabel LLP (2006 -present).	None	4

Name, Address and Age	Length of Time Served	Position with Trust	Principal Occupation During The Past Five Years	Other Directorships During The Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee
Stephen R. Byers (Age 63)	Since 2016	Trustee	Independent Director (since 2011); Independent Consultant (2014 - present).	Independent Chair (since November 2016), Trustee (since 2011), Lead Independent Trustee (2015 - 2016) and Audit Committee Chair (2011 - 2015), Deutsche Bank db-X ETF Trust (37 portfolios); Independent Director and Audit Committee Chair (since 2012), Sierra Income Corporation; Trustee (2002 - 2011), The College of William and Mary, Graduate School of Business; Board Member (since 2016), Mutual Fund Directors Forum.	4

Francis X. Tracy (Age 59)	Since 2016	Trustee	President, Chief Financial Officer, Treasurer, and Secretary for Batterymarch Financial Management, Inc. (1999 - 2014).	Batterymarch Global Emerging Markets Fund (Luxembourg) (2010 - 2014)	4

Executive Officers

Name, Address and Age	Length of Time Served	Position with Trust	Principal Occupation During The Past Five Years	Other Directorships During The Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee
Executive Officers:

William Keena 41 Madison Avenue, 42nd Floor, New York, NY 10010 (Age 66)	Since 2013	Assistant Treasurer, Assistant Secretary	Chief Administrative Officer (2010-present), Water Island Capital.	N/A	N/A

Name, Address and Age	Length of Time Served	Position with Trust	Principal Occupation During The Past Five Years	Other Directorships During The Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee
Jonathon Hickey 41 Madison Avenue, 42nd Floor, New York, NY 10010 (Age 36)	Since 2013	Treasurer	Chief Operating Officer (2016-present), Water Island Capital; Director of Operations (2011-2016), Water Island Capital; Fund Accounting Manager (2004-2011), SEI.	N/A	N/A

Monique Labbe Foreside Management Services, LLC 10 High St. #302, Boston, MA 02110 (Age 43)	Since 2015	Chief Financial Officer

Fund Principal Financial Officer, Foreside Management Services, LLC** (2014-present); Principal/Assistant Vice President—Global Funds Management, State Street Global Advisors (2012-2014); Director/Assistant Vice President, State Street Corporation (2005-2012).

				N/A	N/A

Ludmila Chwazik 41 Madison Avenue 42nd Floor New York, NY 10010 (Age: 51)	Since 2016	Anti-Money Laundering Officer, Chief Compliance Officer	Chief Compliance Officer, Water Island Capital (2016-present); SVP Legal & Compliance, Neuberger Berman (2014-2016); Chief Compliance Officer, APG Asset Management (2010-2014).	N/A	N/A

Christopher Plunkett 41 Madison Avenue 42nd Floor New York, NY 10010 (Age: 30)	Since 2016	Secretary

Director of Compliance, Water Island Capital (2016-present), Associate Operations Director, Water Island Capital (2012-2016); Fund Controller & Operations Analyst, Marathon Asset Management (2008-2012).

				N/A	N/A

*                 Each Independent Trustee may be contacted by writing to the Trustee c/o Joshua B. Deringer, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

**          Foreside Fund Services provides chief financial officer services to the Trust under a Fund CFO/Treasurer agreement with the Trust.

Qualification of Trustees

John S. Orrico has been a Trustee of the Trust since inception and is Chief Investment Officer and managing member of the Adviser. He also currently serves as President and Chairman of the Board of the Trust. His experience and skills as a portfolio manager of The Arbitrage Fund, as well as his familiarity with the investment strategies utilized by the Adviser, led to the conclusion that he should serve as a Trustee.

The combination of skills and attributes discussed below led to the conclusion that each of Messrs. Goldberg, Alvarado, Herrmann, Lehman, Byers, and Tracy should serve as a Trustee.  Each of Messrs. Goldberg, Alvarado, Herrmann, Lehman, Byers, and Tracy takes a conservative and thoughtful approach to addressing issues facing the Funds, which is beneficial to the Funds.

•                                          As the general partner of a venture capital firm, Jay N. Goldberg has gained a deep familiarity with the investment management industry and developed a deep understanding of the demands of operating a business and addressing the issues that confront businesses, which makes him a valuable resource to the Board. Further, Mr. Goldberg’s diligent and thoughtful service as a Trustee of the Funds for over 16 years has provided him with a detailed understanding of the mutual fund industry.

•                                          Serving as CFO of a private energy company, and prior to that, the managing director for an investment bank and with prior experience in internal audit, John C. Alvarado has honed his understanding of financial statements and the issues that confront businesses, and this allows him to bring to the Board valuable insights on how to address issues impacting the Funds. He is currently the Chairman and financial expert of the Audit Committee of the Board. Further, Mr. Alvarado’s diligent and thoughtful service as a Trustee of the Funds for over 12 years has provided him with a detailed understanding of the mutual fund industry.

•                                          Mr. Herrmann’s extensive experience in the financial services industry, including his experience as the chief executive officer of a financial services industry data provider and his prior experience as the chief executive officer of two asset management firms, has provided him with a wealth of knowledge regarding mutual funds and the environment in which funds operate. This experience and the knowledge he has acquired about the investment management industry is valuable in helping the Funds address issues that they face, and he brings these assets to the Board in a relatable, effective way.

•                                          Mr. Lehman served as an adviser to the Board from 2012 through his election as a Trustee in February 2016. He has extensive legal knowledge of the investment management industry, which he developed as an attorney for collective investment vehicles over many years. Mr. Lehman served as a director of public companies and has also counseled the boards of directors of many public and private corporations. In addition to his experience with the boards of various business entities, Mr. Lehman has served as a trustee of a number of educational and other not-for-profit organizations.

•                                          Mr. Byers has worked in the financial services industry for over 30 years with experience in finance, operations, and investment management. He has served as vice chairman and chief investment officer and chairman of investment policy and risk oversight for two investment companies and has served as a director or trustee for multiple boards, including the Graduate School of Business at the College of William and Mary, a financial corporation, and an exchange-traded fund. Through these positions, Mr. Byers has gained an extensive knowledge and understanding of board oversight, director responsibilities, and fund governance.

•                                          Mr. Tracy was the President, Chief Financial Officer, Treasurer, and Secretary of a financial management company. During his tenure, he gained a deep understanding of operations, compliance, and risk management. Further, Mr. Tracy has extensive financial and investment management knowledge gained through his over 35 years of business experience and over 24 years of experience within the investment industry.

Board Leadership Structure

The Board has general oversight responsibility with respect to the operation of the Trust and the Funds.  The Board has engaged the Adviser to manage the Funds and is responsible for overseeing the Adviser and other service providers to the Trust and the Funds in accordance with the provisions of the 1940 Act and other applicable laws.  The Board has established an Audit Committee to assist the Board in performing its oversight responsibilities.

John Orrico serves as President and Chairman of the Board of the Trust.  In September 2015, Mr. Goldberg was appointed Independent Lead Trustee of the Board.  In this capacity, Mr. Goldberg chairs executive sessions of the Independent Trustees, advises the officers of the Funds with respect to agenda and information needs relating to Board meetings, oversees the self-evaluation of the Board, monitors action items developed at Board meetings, serves as a liaison between the Independent Trustees and the officers of the Funds and the Adviser, and performs such other duties as the Board or the Independent Trustees may delegate. The Trust has appointed an Independent Lead Trustee to enhance its leadership structure.  The Board believes its leadership structure is appropriate and effective, particularly in light of the addition of an Independent Lead Trustee, as it has served the Trust well for over 10 years.

Board Oversight of Risk

Through its direct oversight role, and indirectly through the Audit Committee and Fund officers and service providers, the Board performs a risk oversight function for the Funds.  To effectively perform its risk oversight function, the Board, among other things, performs the following activities: receives and reviews reports related to the performance and operations of the Funds; reviews and approves, as applicable, the compliance policies and procedures of the Trust; approves the Funds’ principal investment policies; adopts policies and procedures designed to deter market timing; meets with representatives of various service providers, including the Adviser and the independent registered public accounting firm of the Funds, to review and discuss the activities of the Funds and to provide direction with respect thereto; and appoints a chief compliance officer of the Funds who oversees the implementation and testing of the Funds’ compliance program and reports to the Board regarding compliance matters for the Funds and their service providers.

The Board of Trustees of the Trust has established an Audit Committee consisting of the three Independent Trustees.  The Audit Committee plays a significant role in the risk oversight of the Funds as it meets annually with the auditors of the Funds.

Not all risks that may affect a Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects.  It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of a Fund, the Adviser or other service providers.  Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve a Fund’s goals.  As a result of the foregoing and other factors, the Funds’ ability to manage risk is subject to substantial limitations.

Board Committees

The Board of Trustees of the Trust has established an Audit Committee, which oversees the Funds’ accounting and financial reporting policies and the independent audit of its financial statements. The members of the Audit Committee are John C. Alvarado (Chair), Jay N. Goldberg and Francis X. Tracy. The Audit Committee held three meetings during the fiscal year ended May 31, 2016.

The Board has a Nominating Committee, which is generally responsible for recommending to the Board a slate of persons to be nominated for election as Trustees at any meeting of the shareholders and a person to be elected to fill any vacancy occurring for any reason in the Board. However, while the Trust’s plan of distribution pursuant to Rule 12b-1 (the “Rule 12b-1 Plan”) under the 1940 Act is in effect, those Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust or the Adviser and who have no direct or indirect interest in the operation of the plan of distribution or any related agreement, including the Distribution Agreement (as defined below) (the “Rule 12b-1 Trustees”) are responsible for the selection and nomination of those Trustees who are not “interested persons.” The Nominating Committee is not currently accepting nominations of candidates recommended by shareholders because it believes that it is able to identify a sufficient number of candidates from its own resources. The members of the Nominating Committee, each of whom is a Rule 12b-1 Trustee, are Robert P. Herrmann (Chair), Stephen R. Byers and Burton Lehman. The Nominating Committee held one meeting during the fiscal year ended May 31, 2016.

The Board has not established a compensation committee or any committee performing similar functions.

Compensation

The Trustees of the Trust received the compensation set forth below for their service as Trustees during the fiscal year ended May 31, 2016. None of the executive officers receive compensation from the Trust. For the fiscal year ended May 31, 2016, the Trustees who are not interested persons of the Funds received $40,000 per year for serving as Trustees, paid in quarterly installments of $10,000. For the period from June 1, 2015 to February 23, 2016, the Trustees who are not interested persons of the Funds also received a per meeting fee of $2,500 for each quarterly meeting attended either telephonically or in person. For the period from February 23, 2016 to May 31, 2016, the Trustees who are not interested persons of the Funds received a per meeting fee of $5,000 for each regular or special meeting attended in person, $2,500 for each regular or special meeting attended by telephone, and $2,500 for attendance at any committee meeting on a day when a full Board meeting was not being held.

Effective February 23, 2016, the lead Independent Trustee and Audit Committee chair each began receiving annual retainers of $10,000, payable quarterly, and the Nominating and Governance Committee chair began receiving an annual retainer of $2,500, payable quarterly. Beginning in fiscal year 2013 and continuing until such time as a Trustee holds a minimum investment in the Funds in the aggregate of $50,000, each Trustee receives compensation in the form of shares of the Funds, with the number of shares to be issued by each Fund to be determined by the net asset value calculated on the penultimate business day of each calendar quarter or on the meeting date, as applicable.

The following table shows compensation amounts paid by the Funds to the Trustees for the fiscal year ended May 31, 2016. Interested Trustees are not compensated by the Funds.

Name and Position	Aggregate Compensation From Trust	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex Paid to Trustees
Interested Trustee:
John S. Orrico	None	None	None	None

Independent Trustees:
Burtt R. Ehrlich*	$25,687	None	None	$25,687
Jay N. Goldberg	$47,500	None	None	$47,500
John C. Alvarado	$47,500	None	None	$47,500
Robert P. Herrmann	$47,500	None	None	$47,500
Burton Lehman	$47,500	None	None	$47,500
Stephen R. Byers	$5,577	None	None	$5,577
Francis X. Tracy	$5,577	None	None	$5,577

*                 Mr. Ehrlich served as a Trustee of the Trust through September 29, 2015.

Trustee Ownership of Fund Shares

The following table shows each Trustee’s beneficial ownership of shares of the Funds and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee.  Information is provided as of December 31, 2016.

Name of Trustee	Fund	Dollar Range of Fund Shares Owned By Trustee	Aggregate Dollar Range of Shares of All Funds Overseen by Trustee
Interested Trustee:

John S. Orrico	The Arbitrage Fund	Over $100,000	Over $100,000
	The Arbitrage Event-Driven Fund	Over $100,000
	The Arbitrage Credit Opportunities Fund	Over $100,000
	The Arbitrage Tactical Equity Fund	Over $100,000

Independent Trustees:

Jay N. Goldberg	The Arbitrage Fund	Over $100,000	Over $100,000

John C. Alvarado	The Arbitrage Fund	$50,001-$100,000	Over $100,000
	The Arbitrage Event-Driven Fund	Over $100,000

Robert P. Herrmann	The Arbitrage Fund The Arbitrage Event-Driven Fund	$1-$10,000 $50,001-$100,000	$50,001-$100,000

Burton Lehman	The Arbitrage Fund	$50,001-$100,000	$50,001-$100,000

Stephen R. Byers	The Arbitrage Fund	$50,001-$100,000	Over $100,000
	The Arbitrage Event-Driven Fund	$50,001-$100,000

Francis X. Tracy	The Arbitrage Fund	$10,001-$50,000	$50,000-$100,000
	The Arbitrage Event-Driven Fund	$10,001-$50,000

In May 2012, the Board adopted a policy that each Trustee, and the adviser to the Board, shall have a minimum investment in the Funds in the aggregate of $50,000.  The Board adopted the policy because it believes that it is important to align Trustee and Fund shareholder interests by defining Fund ownership guidelines for Trustees. The policy contemplates that an Independent Trustee whose investment falls below the $50,000 minimum shall be deemed to be in compliance with such policy as long as the Independent Trustee does not redeem any shares of the Funds.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

Control persons are presumed to control a Fund for purposes of voting on matters submitted to a vote of shareholders due to their beneficial ownership of 25% or more of a Fund’s voting securities. As of March 6, 2017, John S. Orrico beneficially owned 29.28% of The Arbitrage Tactical Equity Fund’s voting securities. As of March 6, 2017, The Arbitrage Fund had 136,419,501.692 shares outstanding, The Arbitrage Credit Opportunities Fund had 5,985,249.633 shares outstanding, The Arbitrage Event-Driven Fund had 15,883,770.782 shares outstanding, and The Arbitrage Tactical Equity Fund had 172,628.097 shares outstanding.

The following table provides the name and address of any person who owns of record or beneficially 5% or more of the outstanding shares of the Funds as of March 6, 2017.

The Arbitrage Fund:

Name and Address	Class R Shares	% Ownership	Type of Ownership
NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FL JERSEY CITY, NJ 07310-2010	13,118,282.463	49.02%	Record
CHARLES SCHWAB & CO SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105-1905	3,978,165.543	14.87%	Record
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG, FL 33716-1100	3,812,828.996	14.25%	Record
AMERICAN ENTERPRISE INVESTMENT SVC FBO XXXXXXXX 707 2ND AVE S MINNEAPOLIS, MN 55402-2405	2,168,690.405	8.10%	Record
PERSHING LLC MUTUAL FUNDS 1 PERSHING PLAZA FL 11 JERSEY CITY, NJ 07399-0001	1,409,170.994	5.27%	Record

Name and Address	Class I Shares	% Ownership	Type of Ownership
MERRILL LYNCH PIERCE FENNER & SMITH 4800 DEER LAKE DR E JACKSONVILLE, FL 32246-6486	20,636,490.186	19.33%	Record
NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FL JERSEY CITY, NJ 07310-2010	13,537,244.467	12.68%	Record
CHARLES SCHWAB & CO SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105-1905	13,104,319.467	12.28%	Record
FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103-2523	9,711,914.122	9.10%	Record
PERSHING LLC MUTUAL FUNDS 1 PERSHING PLAZA FL 11 JERSEY CITY, NJ 07399-0001	9,214,991.614	8.63%	Record
WELLS FARGO BANK NA FBO OMNIBUS PO BOX 1533 MINNEAPOLIS, MN 55480	8,742,518.004	8.19%	Record
SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS OF UBS FINANCIAL SERVICES INC ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD FL 5 WEEHAWKEN, NJ 07086-6761	5,534,446.669	5.19%	Record

Name and Address	Class C Shares	% Ownership	Type of Ownership
MERRILL LYNCH PIERCE FENNER & SMITH 4800 DEER LAKE DR E JACKSONVILLE, FL 32246-6486	748,768.688	34.16%	Record
SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS OF UBS FINANCIAL SERVICES INC ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD FL 5 WEEHAWKEN, NJ 07086-6761	570,402.013	26.02%	Record
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG, FL 33716-1100	296,201.283	13.51%	Record

Name and Address	Class C Shares	% Ownership	Type of Ownership
FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103-2523	246,975.862	11.27%	Record

Name and Address	Class A Shares	% Ownership	Type of Ownership
MERRILL LYNCH PIERCE FENNER & SMITH 4800 DEER LAKE DR E JACKSONVILLE, FL 32246-6486	225,690.857	30.67%	Record
SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS OF UBS FINANCIAL SERVICES INC ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD FL 5 WEEHAWKEN, NJ 07086-6761	214,499.969	29.15%	Record
FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103-2523	108,034.137	14.68%	Record
PERSHING LLC MUTUAL FUNDS 1 PERSHING PLAZA FL 11 JERSEY CITY, NJ 07399-0001	95,689.661	13.00%	Record
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG, FL 33716-1100	54,904.519	7.46%	Record

The Arbitrage Credit Opportunities Fund:

Name and Address	Class R Shares	% Ownership	Type of Ownership
NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FL JERSEY CITY, NJ 07310-2010	923,895.295	74.75%	Record
CHARLES SCHWAB & CO SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105-1905	219,154.502	17.73%	Record

Name and Address	Class I Shares	% Ownership	Type of Ownership
NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FL JERSEY CITY, NJ 07310-2010	1,710,310.279	37.10%	Record

Name and Address	Class I Shares	% Ownership	Type of Ownership
CHARLES SCHWAB & CO SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105-1905	825,121.817	17.90%	Record
SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS OF UBS FINANCIAL SERVICES INC ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD FL 5 WEEHAWKEN, NJ 07086-6761	768,870.285	16.68%	Record
STRAFE & CO FBO JOHN ORRICO XXXXXXXXX PO BOX 6924 NEWARK, DE 19714	608,694.2330	13.20%	Record
PERSHING LLC MUTUAL FUNDS 1 PERSHING PLAZA FL 11 JERSEY CITY, NJ 07399-0001	334,650.093	7.26%	Record

Name and Address	Class C Shares	% Ownership	Type of Ownership
SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS OF UBS FINANCIAL SERVICES INC ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD FL 5 WEEHAWKEN, NJ 07086-6761	59,075.696	46.15%	Record
NFS LLC FEBO GREGORY J THEOBALD TTEE GREGORY J THEOBALD TRUST 4860 WATERSTONE LN MAINEVILLE OH 45039-7705	10,288.066	8.04%	Record
NFS LLC FEBO NFS/FMTC IRA FBO CHERYL A TAYLOR 9350 HARE DR WEST CHESTER OH 45069-3777	9,183.2950	7.17%	Record
NFS LLC FEBO NFS/FMTC ROLLOVER IRA FBO STEVEN G THEOBALD 2155 E FOSTER MAINEVILLE RD MORROW OH 45152-8571	6,759.5460	5.28%	Record
NFS/FMTC ROLLOVER IRA FBO DEBORAH A TIGHE PO BOX 309 MAINEVILLE OH 45039-0309	6,694.1300	5.23%	Record

Name and Address	Class A Shares	% Ownership	Type of Ownership
SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS OF UBS FINANCIAL SERVICES INC ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD FL 5 WEEHAWKEN, NJ 07086-6761	7,798.783	67.97%	Record
WATER ISLAND CAPITAL LLC ATTN JOHN S ORRICO TRUSTEE 41 MADISON AVE FL 42 NEW YORK NY 10010-2286	3,171.428	27.64%	Record

The Arbitrage Event-Driven Fund:

Name and Address	Class R Shares	% Ownership	Type of Ownership
PERSHING LLC 1 PERSHING PLZ FL 11 JERSEY CITY, NJ 07399-0001	1,987,343.371	25.41%	Record
NFS LLC FEBO FBO ASSETMARK TRUST COMPANY FBO ASSETMARK & MUTUAL CLIENTS FBO OTHER CUSTODIAL CLIENTS 3200 N CENTRAL AVE, FL 7 PHOENIX, AZ 85012	1,431,539.715	18.31%	Record
CHARLES SCHWAB & CO SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105-1905	1,048,290.551	13.41%	Record
AMERICAN ENTERPRISE INVESTMENT SVC FBO XXXXXXXX 707 2ND AVE S MINNEAPOLIS, MN 55402-2405	569,203.556	7.28%	Record
AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA, NE 68103-2226	505,286.339	6.46%	Record

Name and Address	Class I Shares	% Ownership	Type of Ownership
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105-1905	1,743,886.638	22.38%	Record
AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA, NE 68103-2226	1,399,776.168	17.96%	Record
MERFARM & CO. C/O MERCHANTS TRUST CO. 275 KENNEDY DRIVE SO BURLINGTON VT 05403-6785	618,126.477	7.93%	Record

Name and Address	Class I Shares	% Ownership	Type of Ownership
ABERDEEN DIVERSIFIED ALTERNATIVES FUND 1735 MARKET ST FL 32 PHILADELPHIA PA 19103-7503	418,834.269	5.38%	Record

Name and Address	Class C Shares	% Ownership	Type of Ownership
LPL FINANCIAL A/C XXXX-XXXX 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	38,334.418	20.87%	Record
PERSHING LLC MUTUAL FUNDS 1 PERSHING PLAZA FL 11 JERSEY CITY, NJ 07399-0001	29,084.958	15.84%	Record
SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS OF UBS FINANCIAL SERVICES INC ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD FL 5 WEEHAWKEN, NJ 07086-6761	26,621.696	14.49%	Record
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG, FL 33716-1100	26,201.742	14.27%	Record
MORGAN STANLEY SMITH BARNEY LLC HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY, NJ 07311	25,788.207	14.04%	Record
NFS LLC FEBO DOROTHY G ROTH TTEE JOSEPH A ROTH TRUST 926 BAYLEY PLACE DR CINCINNATI OH 45233-1661	23,042.271	12.55%	Record

Name and Address	Class A Shares	% Ownership	Type of Ownership
PERSHING LLC MUTUAL FUNDS 1 PERSHING PLAZA FL 11 JERSEY CITY, NJ 07399-0001	65,107.672	73.67%	Record
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG, FL 33716-1100	6,849.179	7.75%	Record
SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS OF UBS FINANCIAL SERVICES INC ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD FL 5 WEEHAWKEN, NJ 07086-6761	6,158.623	6.97%	Record

Name and Address	Class A Shares	% Ownership	Type of Ownership
MORGAN STANLEY SMITH BARNEY LLC HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY, NJ 07311	5,605.018	6.34%	Record

The Arbitrage Tactical Equity Fund:

Name and Address	Class R Shares	% Ownership	Type of Ownership
WATER ISLAND CAPITAL LLC ATTN JOHN S ORRICO TRUSTEE 41 MADISON AVE FL 42 NEW YORK, NY 10010	1,009.580	100.00%	Record

Name and Address	Class I Shares	% Ownership	Type of Ownership
CHARLES SCHWAB & CO SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105-1905	90,881.649	53.59%	Record
STRAFE & CO FBO JOHN ORRICO PO BOX 6924 NEWARK, DE 19714	50,545.933	29.80%	Record
WATER ISLAND CAPITAL LLC ATTN JOHN S ORRICO TRUSTEE 41 MADISON AVE FL 42 NEW YORK, NY 10010	28,171.775	16.61%	Record

Name and Address	Class C Shares	% Ownership	Type of Ownership
WATER ISLAND CAPITAL LLC ATTN JOHN S ORRICO TRUSTEE 41 MADISON AVE FL 42 NEW YORK, NY 10010	1,009.580	100.00%	Record

Name and Address	Class A Shares	% Ownership	Type of Ownership
WATER ISLAND CAPITAL LLC ATTN JOHN S ORRICO TRUSTEE 41 MADISON AVE FL 42 NEW YORK, NY 10010	1,009.580	100.00%	Record

As of March 6, 2017, the Trustees and officers of the Trust as a group owned of record and beneficially less than 1% of the outstanding shares of each Class of each Fund other than Class I Shares of The Arbitrage Credit Opportunities Fund (approximately 13.20%), Class I Shares of The Arbitrage Event-Driven Fund (approximately 2.02%), and Class I Shares of The Arbitrage Tactical Equity Fund (approximately 29.28%).

INVESTMENT ADVISER

Water Island Capital, LLC is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940, as amended.  John S. Orrico is the President of the Adviser and a portfolio manager of The Arbitrage Fund.  Mr. Orrico controls the Adviser.  Water Island Capital, LLC is located at 41 Madison Avenue, 42nd Floor, New York, New York 10010.

The Adviser receives an advisory fee, payable monthly, for the performance of its services under  the terms of the Investment Advisory Agreements (collectively, the “Advisory Contract”) between the Trust and the Adviser. The fee is accrued daily for the purpose of determining the offering and redemption price of a Fund’s shares. Under the Advisory Contract,  the Adviser:

(1)                                 manages the investment operations of the Funds and the composition of the Funds’ portfolios, including the purchase, retention and disposition of securities in accordance with the Funds’ investment objectives;

(2)                                 provides all statistical, economic and financial information reasonably required by the Funds and reasonably available to the Adviser; and

(3)                                 provides persons satisfactory to the Trust’s Board to act as officers of the Trust.

The Advisory Contract provides that the Funds pay all of the Funds’ expenses, including, without limitation:

(1)                                 the costs incurred in connection with registration and maintenance of their registration under the Securities Act, the 1940 Act and state securities laws and regulations;

(2)                                 preparation of and printing and mailing reports, notices and prospectuses to current shareholders;

(3)                                 transfer taxes on the sales of the Funds’ shares and on the sales of portfolio securities;

(4)                                 brokerage commissions;

(5)                                 custodial and shareholder transfer charges;

(6)                                 legal, auditing and accounting expenses;

(7)                                 expenses of servicing shareholder accounts;

(8)                                 insurance expenses for fidelity and other coverage;

(9)                                 fees and expenses of Trustees who are not “interested persons” within the meaning of the 1940 Act;

(10)                          expenses of Trustee and shareholder meetings; and

(11)                          any expenses of distributing the Funds’ shares which may be payable pursuant to a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act.

The Funds are also liable for such nonrecurring expenses as may arise from time to time, including litigation to which a Fund may be a party. The Funds have an obligation to indemnify each of their officers and Trustees with respect to such litigation but not against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Trustee’s office.

The Arbitrage Fund pays an annual fee of 1.25% on the first $250 million of its average daily net assets, 1.20% on the next $50 million of its average daily net assets, 1.15% on the next $50 million of its average daily net assets, 1.10% on the next $75 million of its average daily net assets, 1.05% on the next $75 million of its average daily net assets and 1.00% on its average daily net assets in excess of $500 million. For the fiscal year ended May 31, 2016, the aggregate fee paid to the Adviser as a percentage of average net assets was 1.05%. For the fiscal year ended May 31, 2015, the aggregate fee paid to the Adviser as a percentage of average net assets was 1.04%. For the fiscal year ended May 31, 2014, the aggregate fee paid to the Adviser as a percentage of average net assets was 1.03%.

The Arbitrage Credit Opportunities Fund pays an annual fee of 1.00% of its average daily net assets. For the fiscal year ended May 31, 2016, the aggregate fee paid to the Adviser as a percentage of average net assets was 0.75%. For the fiscal year ended May 31, 2015, the aggregate fee paid to the Adviser as a percentage of average net assets was 0.74%. For the fiscal year ended May 31, 2014, the aggregate fee paid to the Adviser as a percentage of average net assets was 0.03%.

The Arbitrage Event-Driven Fund pays an annual fee of 1.25% of its average daily net assets. For the fiscal year ended May 31, 2016, the aggregate fee paid to the Adviser as a percentage of average net assets was 1.09%. For the fiscal year ended May 31, 2015, the aggregate fee paid to the Adviser as a percentage of average net assets was 1.23%.  For the fiscal year ended May 31, 2014, the aggregate fee paid to the Adviser as a percentage of average net assets was 1.21%.

The Arbitrage Tactical Equity Fund pays an annual fee of 1.25% of its average daily net assets. For the fiscal year ended May 31, 2016, the aggregate fee paid to the Adviser as a percentage of average net assets was 0.00%. During the period December 31, 2014 through the fiscal period ended May 31, 2015 (The Arbitrage Tactical Equity Fund commenced operations on January 2, 2015), the net fee paid to the Adviser as a percentage of average net assets was 0.00% as all advisory fees were waived during the period.

During the fiscal year ended May 31, 2016, The Arbitrage Fund accrued advisory fees of $20,888,619.  During the fiscal year ended May 31, 2015, The Arbitrage Fund accrued advisory fees of $24,530,283.  During the fiscal year ended May 31, 2014, The Arbitrage Fund accrued advisory fees of $28,402,946.

During the fiscal year ended May 31, 2016, The Arbitrage Credit Opportunities Fund accrued advisory fees of $640,958. During the fiscal year ended May 31, 2015, The Arbitrage Credit Opportunities Fund accrued advisory fees of $479,488. During the fiscal year ended May 31, 2014, The Arbitrage Credit Opportunities Fund accrued advisory fees of $156,841. Pursuant to the Expense Waiver and Reimbursement Agreement, the Adviser waived $157,566 of its advisory fees accrued during the fiscal year ended May 31, 2016, $123,879 of its advisory fees accrued during the fiscal year ended May 31, 2015, and $152,087 of the advisory fees accrued during the fiscal year ended May 31, 2014.

During the fiscal year ended May 31, 2016, the Arbitrage Event-Driven Fund accrued advisory fees of $4,112,216. During the fiscal year ended May 31, 2015, the Arbitrage Event-Driven Fund accrued advisory fees of $7,999,233. During the fiscal year ended May 31, 2014, The Arbitrage Event-Driven Fund accrued advisory fees of $2,462,220. Pursuant to the Expense Waiver and Reimbursement Agreement, the Adviser waived $537,345 of the advisory fees accrued during the fiscal year ended May 31, 2016, $141,006 of the advisory fees accrued during the fiscal year ended May 31, 2015, and $85,730 of the advisory fees accrued during the fiscal year ended May 31, 2014.

During the fiscal year ended May 31, 2016, The Arbitrage Tactical Equity Fund accrued advisory fees of $18,536. During the period January 2, 2015 through the fiscal period ended May 31, 2015 (The Arbitrage Tactical Equity Fund commenced operations on January 2, 2015), The Arbitrage Tactical Equity Fund accrued advisory fees of $4,957. Pursuant to the Expense Waiver and Reimbursement Agreement, the Adviser waived $18,536 of the advisory fees accrued and reimbursed The Arbitrage Tactical Equity Fund $242,779 for expenses exceeding the expense waiver during the fiscal year ended May 31, 2016. The Adviser waived $4,957 of the advisory fees accrued and reimbursed The Arbitrage Tactical Equity Fund $98,100 for expenses exceeding the expense waiver during the period January 2, 2015 through the fiscal period ended May 31, 2015.

The Adviser and the Trust have entered into an Expense Waiver and Reimbursement Agreement with each of the Funds, which requires the Adviser to waive advisory fees and/or reimburse various operating expenses of the Funds so that total annual Fund operating expenses (exclusive of taxes, interest, dividends on short positions, brokerage commissions, acquired fund fees and expenses and other costs incurred in connection with the purchase or sale of portfolio securities):

•                                          do not exceed the annual rate of 1.69% of average daily net assets allocable to Class R shares of The Arbitrage Fund, 1.44% of the average daily net assets allocable to Class I shares of The Arbitrage Fund, 2.44% of the average daily net assets allocable to Class C shares of The Arbitrage Fund, and 1.69% of the average daily net assets allocable to Class A shares of The Arbitrage Fund;

•                                          do not exceed the annual rate of 1.50% of average daily net assets allocable to Class R shares of The Arbitrage Credit Opportunities Fund, 1.25% of the average daily net assets allocable to Class I shares of The Arbitrage Credit Opportunities Fund, 2.25% of the average daily net assets allocable to Class C shares of The Arbitrage Credit Opportunities Fund, and 1.50% of the average daily net assets allocable to Class A shares of The Arbitrage Credit Opportunities Fund;

•                                          do not exceed the annual rate of 1.69% of average daily net assets allocable to Class R shares of The Arbitrage Event-Driven Fund, 1.44% of the average daily net assets allocable to Class I shares of The Arbitrage Event-Driven Fund, 2.44% of the average daily net assets allocable to Class C shares of The Arbitrage Event-Driven Fund, and 1.69% of the average daily net assets allocable to Class A shares of The Arbitrage Event-Driven Fund; and

•                                          do not exceed the annual rate of 1.69% of average daily net assets allocable to Class R shares of The Arbitrage Tactical Equity Fund, 1.44% of the average daily net assets allocable to Class I shares of The Arbitrage Tactical Equity Fund, 2.44% of the average daily net assets allocable to Class C shares of The Arbitrage Tactical Equity Fund, and 1.69% of the average daily net assets allocable to Class A shares of The Arbitrage Tactical Equity Fund.

The Agreements for The Arbitrage Fund, The Arbitrage Credit-Opportunities Fund, The Arbitrage Event-Driven Fund and The Arbitrage Tactical Equity Fund expire on September 30, 2018. Each Agreement continues thereafter until one of the parties terminates it upon at least five days’ written notice.  The Agreements permit the Adviser to recapture any fee waivers it makes, but only if the amounts can be recaptured within three years after the end of the fiscal year in which the waiver was made and without causing a Fund’s total annual operating expenses to exceed the expense limitation applicable for the Fund.

The Advisory Contracts for The Arbitrage Fund, The Arbitrage Credit-Opportunities Fund, The Arbitrage Event-Driven Fund and The Arbitrage Tactical Equity Fund will continue in effect from year to year, provided such continuance is approved at least annually by (a) a vote of the majority of the applicable Fund’s Trustees who are not parties thereto or “interested persons” (as defined in the 1940 Act) of the Fund or the Adviser, cast in person at a meeting specifically called for the purpose of voting on such approval and (b) the majority vote of either all of the applicable Fund’s Trustees or the vote of a majority of the outstanding shares of the Fund.  The Advisory Contracts may be terminated without penalty on 60 days’ written notice by a vote of a majority of a Fund’s Trustees or by the Adviser, or by holders of a majority of a Fund’s outstanding shares.  The Advisory Contracts terminate automatically in the event of their assignment.

PORTFOLIO MANAGERS

The tables below disclose the accounts within each type and category for which the portfolio managers were jointly and primarily responsible for day-to-day portfolio management.  The information in the tables is as of May 31, 2016 unless otherwise indicated.

The Arbitrage Fund

	(a)(2) Number of other accounts managed within each category and the total assets in the accounts managed within each category			(a)(3) For each category in (a)(2), number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
(a) (1) Portfolio Manager’s Name (as stated in the Prospectus)	(A) Registered Investment Companies	(B) Other Pooled Investment Vehicles	(C) Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
John Orrico, CFA	1 Accounts	1 Account	0 Accounts	0 Accounts	0 Accounts	0 Accounts
	$143 million	$11.4 million	$0	$0	$0	$0
Todd Munn	3 Accounts	1 Account	0 Accounts	0 Accounts	0 Accounts	0 Accounts
	$397 million	$5.7 million	$0	$0	$0	$0
Roger Foltynowicz, CAIA	3 Accounts	1 Account	0 Accounts	0 Accounts	0 Accounts	0 Accounts
	$439 million	$5.7 million	$0	$0	$0	$0
Matthew Osowiecki	0 Accounts	1 Account	0 Accounts	0 Accounts	0 Accounts	0 Accounts
	$0	$5.7 million	$0	$0	$0	$0

The Arbitrage Event-Driven Fund

	(a)(2) Number of other accounts managed within each category and the total accounts managed within each category			(a)(3) For each category in (a)(2), number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
(a) (1) Portfolio Manager’s Name (as stated in the Prospectus)	(A) Registered Investment Companies	(B) Other Pooled Investment Vehicles	(C) Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Todd Munn	3 Accounts	1 Account	0 Accounts	0 Accounts	0 Accounts	0 Accounts
	$2.1 billion	$5.7 million	$0	$0	$0	$0
Roger Foltynowicz, CAIA	3 Accounts	1 Account	0 Accounts	0 Accounts	0 Accounts	0 Accounts
	$2.1 billion	$5.7 million	$0	$0	$0	$0
Edward Chen	2 Accounts	1 Account	0 Accounts	0 Accounts	0 Accounts	0 Accounts
	$62 million	$2.2 million	$0	$0	$0	$0
Gregory Loprete	3 Accounts	1 Account	0 Accounts	0 Accounts	0 Accounts	0 Accounts
	$160 million	$2.2 million	$0	$0	$0	$0
Robert Ryon	1 Account	1 Account	0 Accounts	0 Accounts	0 Accounts	0 Accounts
	$55.7 million	$2.2 million	$0	$0	$0	$0

The Arbitrage Credit Opportunities Fund

	(a)(2) Number of other accounts managed within each category and the total assets in the accounts managed within each category			(a)(3) For each category in (a)(2), number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
(a) (1) Portfolio Manager’s Name (as stated in the Prospectus)	(A) Registered Investment Companies	(B) Other Pooled Investment Vehicles	(C) Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Gregory Loprete	3 Accounts	1 Account	0 Accounts	0 Accounts	0 Accounts	0 Accounts
	$132 million	$2.2 million	$0	$0	$0	$0
Robert Ryon	1 Account	1 Account	0 Accounts	0 Accounts	0 Accounts	0 Accounts
	$27 million	$2.2 million	$0	$0	$0	$0

The Arbitrage Tactical Equity Fund

	(a)(2) Number of other accounts managed within each category and the total accounts managed within each category			(a)(3) For each category in (a)(2), number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
(a) (1) Portfolio Manager’s Name (as stated in the Prospectus)	(A) Registered Investment Companies	(B) Other Pooled Investment Vehicles	(C) Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Edward Chen	2 Accounts	1 Account	0 Accounts	0 Accounts	0 Accounts	0 Accounts
	$106 million	$2.2 million	$0	$0	$0	$0
Curtis Watkins	0 Accounts	1 Accounts	0 Accounts	0 Accounts	0 Accounts	0 Accounts
	$0	$2.2 million	$0	$0	$0	$0

Material Conflicts of Interest

The Funds’ portfolio managers may face certain potential conflicts of interest in connection with their responsibility for managing accounts other than the Fund or Funds for which they are named portfolio managers. Other accounts may include, without limitation: separately managed accounts, registered investment companies, unregistered investment companies such as pooled investment vehicles and hedge funds, and proprietary accounts. Management of multiple accounts can present certain conflicts of interest, including variation in compensation across accounts, conflicts that may arise from the purchase or sale of similar securities for more than one account, conflicts arising from transactions between accounts, conflicts arising from transactions involving ‘pilot’ funds, and conflicts arising from the selection of brokers and dealers to effect transactions for the Funds and other accounts. The compliance team of the Adviser has implemented trading and allocation policies and oversight procedures in order to closely monitor and ensure equitable treatment of all accounts to address these conflicts.

Variation in Compensation.  A potential conflict of interest related to variation in compensation may arise where the financial or other benefits available to the portfolio manager differ among the Funds and/or other accounts that they manage. A portfolio manager might be motivated to help certain Funds and/or other accounts over others if the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among Funds and/or accounts (such as where certain Funds or accounts pay higher management fees or performance-based management fees), or if the portfolio manager or the Adviser has a greater financial interest in one or more of the accounts. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those Funds and/or other accounts that could most significantly benefit the portfolio manager.

Purchase or Sale of Securities for More Than One Account.  To address these and other potential conflicts of interest, the Adviser has implemented policies and procedures designed to allocate securities among the various accounts it advises in a fair and equitable manner over time.  In addition, the Adviser has implemented processes for monitoring the effectiveness of these policies and procedures, including periodic reviews of allocations by its Compliance department so as to help ensure equitable treatment. The Adviser has also adopted policies and procedures to address certain additional conflicts specifically, as further described below.

Cross Trades.  “Cross trades,” in which one account sells a particular security to another account (saving transaction costs for both accounts), may also pose a potential conflict of interest. Conflicts may arise if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay, or if such trades result in more attractive investments being allocated to higher-fee accounts. In an effort to address this potential conflict of interest, the Adviser has adopted compliance procedures that, consistent with applicable law, include Rule 17a-7 under the 1940 Act, provide that any transactions between the Funds and any other advised accounts are to be made for cash without payment of any commission, spread, or other type of brokerage costs and at an independent current market price. Proposed cross trade must be reviewed and approved by the Adviser’s Compliance department prior to execution.

Pilot Funds.  The Adviser may from time to time establish “pilot” or “incubator” funds for the purpose of testing proposed investment strategies or products prior to accepting assets from outside investors. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships, or separate accounts. Typically, the Adviser or an affiliate supplies the funding for these accounts. Employees of the Adviser, including the Funds’ portfolio manager(s), may also invest in certain pilot accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the other accounts managed by the Adviser. In an effort to address this potential conflict of interest, the Adviser has adopted a policy to treat pilot accounts in the same manner as client accounts for purposes of trading allocation — neither favoring nor disfavoring them. For example, pilot accounts are normally included in the daily block trade aggregation procedures alongside client accounts as described above (except that pilot accounts do not participate in initial public offerings).

Selection of Brokers/Dealers. A Fund’s portfolio manager(s) may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the fund. In addition to executing trades, some brokers and dealers provide the Adviser with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934 (the “Exchange Act”)), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. In order to be assured of continuing to receive services considered of value to its clients, the Adviser has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Exchange Act. A portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the Funds and/or other accounts that they manage, although the payment of brokerage commissions is always subject to the requirement that the Adviser determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided.

The Funds’ portfolio managers may also face other potential conflicts of interest in the management of a Fund and other separate accounts, and the examples above are not intended to provide an exhaustive list or complete description of every conflict that may arise.

Disclosure of Securities Ownership

For the most recently completed fiscal year ended May 31, 2016, the table below provides beneficial ownership of shares of the portfolio managers of each Fund they manage (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000.

Shares Beneficially Owned By	Fund	Dollar Range of Shares Beneficially Owned by Portfolio Manager Because of Direct or Indirect Pecuniary Interest

John S. Orrico	The Arbitrage Fund	Over $1 million

Todd Munn	The Arbitrage Fund	$500,001-$1 million
	The Arbitrage Event-Driven Fund	$50,001-$100,000

Roger Foltynowicz	The Arbitrage Fund	$100,001-$500,000
	The Arbitrage Event-Driven Fund	$100,001-$500,000

Edward Chen	The Arbitrage Event-Driven Fund	$50,001-$100,000
	The Arbitrage Tactical Equity Fund	$50,001-$100,000

Gregory Loprete	The Arbitrage Event-Driven Fund	$50,001-$100,000
	The Arbitrage Credit Opportunities Fund	$50,001-$100,000

Matthew Osowiecki	The Arbitrage Fund	$50,001-$100,000

Robert Ryon	The Arbitrage Credit Opportunities Fund	$10,001-$50,001
	The Arbitrage Event-Driven Fund	$10,001-$50,001

Curtis Watkins	The Arbitrage Tactical Equity Fund	$50,001-$100,000

THE DISTRIBUTOR

Shares of the Funds are offered continuously on a best-efforts basis by ALPS Distributors, Inc. (“ALPS” or the “Distributor”), pursuant to a Distribution Agreement (the “Distribution Agreement”). The Distribution Agreement provides that ALPS, as agent in connection with the distribution of Fund shares, will use its best efforts to distribute the Funds’ shares.  ALPS is not obligated to sell any specific amount of Fund shares.  ALPS is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and each state’s securities laws and is a member of the Financial Industry Regulatory Authority (FINRA).  The address of ALPS is 1290 Broadway, Suite 1100, Denver, Colorado 80203.

The Distribution Agreement provides that, unless sooner terminated, it will continue in effect for two years from its effective date, and thereafter from year to year, subject to annual approval by (a) either a majority of the Board or a vote of a majority of the outstanding shares, or (b) a majority of the Trustees who are not interested persons (as defined in the 1940 Act), by vote cast in person at a meeting called for the purpose of voting on such approval.

After the initial two-year term, the Distribution Agreement may at any time be terminated without penalty on sixty days’ written notice by the Distributor, by the Funds’ Board, or by a vote of a majority of the outstanding voting securities of the Trust.  The Distribution Agreement will automatically terminate in the event of its assignment.

DISTRIBUTION PLAN

Each of the Funds has adopted, with respect to its Class R shares, Class C shares, and Class A shares, plans of distribution (collectively, the “Plan”) pursuant to Rule 12b-1 under the 1940 Act which permit each Fund to pay for expenses incurred in the distribution and promotion of the Funds’ Class R shares, Class C shares, and Class A shares and for services provided to shareholders. Each Plan is a “reimbursement” plan. This means that a Fund’s Class R shares, Class C shares, and Class A shares only pay a particular 12b-1 fee to the extent that the Adviser, the Distributor or others have incurred expenses in the promotion and distribution of the shares, including but not limited to, the printing of prospectuses and reports used for sales purposes, expenses of preparation of sales literature and related expenses, advertisements, and other distribution-related expenses, as well as any distribution fees paid to securities dealers or others.

Under the Plan, a Fund may pay compensation to any broker-dealer with whom the Distributor or the Fund has entered into a contract to distribute Class R shares, Class C shares, or Class A shares, or to any other qualified financial services firm, for distribution and/or shareholder-related services with respect to shares held or purchased by their respective customers or in connection with the purchase of shares attributable to their efforts. The amount of payments under the Plan in any year shall not exceed 0.25% annually of the average daily net assets allocable to a Fund’s Class R shares or Class A shares. The amount of payments under the Plan in any year shall not exceed 0.75% annually of the average daily net assets allocable to a Fund’s Class C shares for expenses incurred in the promotion and distribution of the Fund’s shares and 0.25% annually of the average daily net assets allocable to a Fund’s Class C shares for expenses incurred in connection with the provision of shareholder support or administrative services.

During the fiscal year ended May 31, 2016, The Arbitrage Fund’s Class R shares incurred $1,163,091 in distribution expenses, all of which was used to compensate broker-dealers. During the fiscal year ended May 31, 2016, The Arbitrage Fund’s Class C shares incurred $326,219 in distribution and service expenses, all of which was used to compensate broker-dealers.  During the fiscal year ended May 31, 2016, The Arbitrage Fund’s Class A shares incurred $41,236 in distribution expenses, all of which was used to compensate broker-dealers.

During the fiscal year ended May 31, 2016, The Arbitrage Credit Opportunities Fund’s Class R shares incurred $45,177 in distribution expenses, all of which was used to compensate broker-dealers.  During the fiscal year ended May 31, 2016, The Arbitrage Credit Opportunities Fund’s Class C shares incurred $16,336 in distribution and service expenses, all of which was used to compensate broker-dealers.  During the fiscal year ended May 31, 2016, The Arbitrage Credit Opportunities Fund’s Class A shares incurred $1,109 in distribution expenses, all of which was used to compensate broker-dealers.

During the fiscal year ended May 31, 2016, The Arbitrage Event-Driven Fund’s Class R shares incurred $294,208 in distribution expenses, all of which was used to compensate broker-dealers. During the fiscal year ended May 31, 2016, The Arbitrage Event-Driven Fund’s Class C shares incurred $35,612 in distribution and service expenses, all of which was used to compensate broker-dealers.  During the fiscal year ended May 31, 2016, The Arbitrage Event-Driven Fund’s Class A shares incurred $7,808 in distribution expenses, all of which was used to compensate broker-dealers.

During the fiscal year ended May 31, 2016, The Arbitrage Tactical Equity Fund’s Class R shares incurred $23 in distribution expenses, all of which was used to compensate broker-dealers. During the fiscal year ended May 31, 2016, The Arbitrage Tactical Equity Fund’s Class C shares incurred $94 in distribution and service expenses, all of which was used to compensate broker-dealers.  During the fiscal year ended May 31, 2016, The Arbitrage Tactical Equity Fund’s Class A shares incurred $23 in distribution expenses, all of which was used to compensate broker-dealers.

The Plan will remain in effect from year to year provided such continuance is approved at least annually by the vote of a majority of the Rule 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on such approval, and additionally by a vote of either a majority of the Trustees or a majority of the outstanding shares of the applicable Fund.

The Plan may be terminated at any time by vote of a majority of the Rule 12b-1 Trustees or by vote of a majority of the applicable Fund’s outstanding Class R, Class C, or Class A shares, as applicable.  The Plan may not be amended to increase materially the amount of distribution expenses payable under the Plan without approval of the applicable Fund’s Class R, Class C, or Class A shareholders.  In addition, all material amendments to the Plan must be approved by the Trustees in the manner described above.

In approving the Plan, the Rule 12b-1 Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plan will benefit the Fund in question and its shareholders.  The Board of Trustees believes that expenditure of a Fund’s assets for distribution expenses under the Plan should assist in the growth of such Fund which will benefit the Fund and its shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies.  The Plan will be renewed only if the Trustees make a similar determination for each subsequent year of the Plan.  There can be no assurance that the benefits anticipated from the expenditure of a Fund’s assets for distribution will be realized.  While the Plan is in effect, all amounts spent by a Fund pursuant to the Plan and the purposes for which such expenditures were made must be reported quarterly to the Board for its review.  In addition, the selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Rule 12b-1 Trustees during such period.

By reason of his controlling interest in the Adviser, John S. Orrico may be deemed to have a financial interest in the operation of the Plan.

Dealer Concessions. Class A Shares of the Funds are sold subject to a front-end sales charge as described in the Prospectus. See Appendix A to the Funds’ prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers” for information on whether you may qualify for certain waivers or reductions in sales charges offered by a particular intermediary. For the Class A Shares, the underwriter’s commission (paid to the Distributor) is the sales charge shown less any applicable dealer concession. The dealer concession is paid to those firms selling shares as a member of the Funds’ broker-dealer network. The dealer concession is the same for all dealers. The following table lists sales charges, breakpoint discounts and dealer concession that apply to the purchase of Class A Shares.

Front-End Sales Charges - The Arbitrage Fund

If Your Investment Is:	Your Sales Charge as a Percentage of Offering Price*	Dealer’s Concession as a Percentage of Offering Price
Less than $100,000	2.50%	2.00%
$100,000 but less than $250,000	1.50%	1.00%

If Your Investment Is:	Your Sales Charge as a Percentage of Offering Price*	Dealer’s Concession as a Percentage of Offering Price
$250,000 or more	0.00%	up to 0.50%**

*                 If you are in a category of investors who may purchase Fund shares without a front-end sales charge, you will be subject to a deferred sales charge of up to 1.00% if you redeem your shares within 18 months of purchase. If you are in this category of investors and purchased shares without a sales charge prior to April 3, 2017 (determined on a first-in, first-out basis), you will be subject to a deferred sales charge of up to 0.50% if you redeem your shares within twelve months of purchase with respect to the shares purchased prior to April 3, 2017.

**          The Distributor, at its own discretion, will pay a commission to dealers on purchases of $250,000 or more as follows: 0.50% on sales of $250,000 up to $3,000,000 and 0.25% on sales of $3,000,000 or more. Payments of 12b-1 fees to broker-dealers and others who receive a finder’s fee will begin after the Class A shares have been held for one year.

Front-End Sales Charges - The Arbitrage Credit Opportunities Fund, The Arbitrage Event-Driven Fund and The Arbitrage Tactical Equity Fund

If Your Investment Is:	Your Sales Charge as a Percentage of Offering Price*	Dealer’s Concession as a Percentage of Offering Price
Less than $100,000	3.25%	2.75%
$100,000 but less than $250,000	2.75%	2.25%
$250,000 but less than $500,000	2.25%	2.00%
$500,000 or more	0.00%	Up to 1.00%**

*                 If you are in a category of investors who may purchase Fund shares without a front-end sales charge, you will be subject to a deferred sales charge of up to 1.00% if you redeem your shares within eighteen months of purchase.

**          The Distributor, at its own discretion, will pay a commission to dealers on purchases of $500,000 or more as follows: 1.00% on sales of $500,000 up to $3,000,000, 0.50% on sales of $3,000,000 up to $10,000,000, and 0.25% on sales of $10,000,000 or more. Payments of 12b-1 fees to broker-dealers and others who receive a finder’s fee will begin after the Class A shares have been held for one year.

Underwriting Commissions.  The following table shows all commissions and other compensation received by the Distributor, as well as amounts the Distributor retained, after paying commissions and other expenses, during the Funds’ most three recent fiscal years.

Class A Shares

Fiscal Year Ended May 31, 2016

	The Arbitrage Fund	The Arbitrage Credit Opportunities Fund	The Arbitrage Event-Driven Fund	The Arbitrage Tactical Equity Fund
Aggregate initial sales charges on Fund share sales	$29,447	$1,369	$2,132	$0
Aggregate initial sales charges retained by the Distributor	$4,781	$244	$336	$0
Aggregate contingent deferred sales charges (CDSC) on Fund redemptions retained by the Distributor	$1,250	$0	$0	$0

Class A Shares

Fiscal Year Ended May 31, 2015

	The Arbitrage Fund	The Arbitrage Credit Opportunities Fund	The Arbitrage Event-Driven Fund	The Arbitrage Tactical Equity Fund
Aggregate initial sales charges on Fund share sales	$58,054	$12,520	$41,867	$0
Aggregate initial sales charges retained by the Distributor	$5,458	$1,582	$5,034	$0
Aggregate contingent deferred sales charges (CDSC) on Fund redemptions retained by the Distributor	$0	$0	$0	$0

Class A Shares

Fiscal Year Ended May 31, 2014

	The Arbitrage Fund	The Arbitrage Credit Opportunities Fund	The Arbitrage Event- Driven Fund
Aggregate initial sales charges on Fund share sales	$55,255	$25,169	$0
Aggregate initial sales charges retained by the Distributor	$4,232	$1,161	$0
Aggregate contingent deferred sales charges (CDSC) on Fund redemptions retained by the Distributor	$0	$0	$0

Class C Shares

Fiscal Year Ended May 31, 2016

	The Arbitrage Fund	The Arbitrage Credit Opportunities Fund	The Arbitrage Event-Driven Fund	The Arbitrage Tactical Equity Fund
Aggregate initial sales charges on Fund share sales	$53,119	$124	$3,343	$0
Aggregate initial sales charges retained by the Distributor	$0	$0	$0	$0
Aggregate contingent deferred sales charges (CDSC) on Fund redemptions retained by the Distributor	$10	$0	$100	$0

Class C Shares

Fiscal Year Ended May 31, 2015

	The Arbitrage Fund	The Arbitrage Credit Opportunities Fund	The Arbitrage Event-Driven Fund	The Arbitrage Tactical Equity Fund
Aggregate contingent deferred sales charges (CDSC) on Fund redemptions retained by the Distributor	$2,006	$614	$206	$0

Class C Shares

Fiscal Year Ended May 31, 2014

	The Arbitrage Fund	The Arbitrage Credit Opportunities Fund	The Arbitrage Event- Driven Fund
Aggregate contingent deferred sales charges (CDSC) on Fund redemptions retained by the Distributor	$0	$0	$0

PORTFOLIO SECURITIES AND BROKERAGE ALLOCATION

Brokerage Allocation

Subject to the supervision of the Trustees, decisions to buy and sell securities for the Funds are made by the Adviser.  The Adviser is authorized by the Trustees to allocate the orders placed by it on behalf of the Funds to brokers or dealers who may, but need not, provide research or statistical material or other services to the Funds or the Adviser for the Funds’ use.  Such allocation is to be in such amounts and proportions as the Adviser may determine.

In selecting a broker or dealer to execute each particular transaction, the Adviser will take the following into consideration:

•                                          the best net price available;

•                                          the reliability, integrity and financial condition of the broker or dealer;

•                                          the size of and difficulty in executing the order; and

•                                          the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

Brokers executing a portfolio transaction on behalf of a Fund may receive a commission in excess of the amount of commission another broker would have charged for executing the transaction if the Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage, research and other services provided to the Fund.

In allocating portfolio brokerage, the Adviser may select brokers who also provide brokerage, research and other services to a Fund and/or other accounts over which the Adviser exercises investment discretion.  Research services include securities and economic analyses, reports on issuers’ financial conditions and future business prospects, newsletters and opinions relating to economic trends, general advice on the relative merits of possible investment securities for a Fund and statistical services and information with respect to the availability of securities or purchasers or sellers of securities.  Although this information is useful to a Fund and the Adviser, it is not possible to place a dollar value on it.  Research services furnished by brokers through whom a Fund effects securities transactions may be used by the Adviser in servicing all its accounts and not all such services may be used by the Adviser in connection with the Fund.

To the extent that electronic or other products provided by brokers are used by the Adviser for non-research or brokerage purposes, the Adviser will use its best judgment to make a reasonable allocation of the cost of the product attributable to non-research or non-brokerage use.  Research services provided through brokerage will be those providing information and analyses that assist the portfolio managers in making investment decisions.  Brokerage services are used to facilitate trade execution.  Examples of such research services include Bloomberg information and research, publications containing investment information and recommendations and individual reports written about specific companies.  The Funds also utilize a Bloomberg execution management system to facilitate trade execution and use NorthPoint order management system to facilitate trade settlement and trade allocations.

During the fiscal years ended May 31, 2016, 2015, and 2014, The Arbitrage Fund paid aggregate brokerage commissions of $4,196,525, $5,819,962, and $6,574,927, respectively. During the last fiscal year, the amount of brokerage transactions and related commissions directed to brokers due to research services provided were $7,639,764,850 and $1,979,747, respectively.

During the fiscal years ended May 31, 2016, 2015, and 2014, The Arbitrage Event-Driven Fund paid aggregate brokerage commissions of $1,462,518, $2,671,706, and $612,804, respectively.  During the last fiscal year, the amount of brokerage transactions and  related commissions directed to brokers due to research services provided were $1,789,155,470 and $476,351, respectively.

During the fiscal years ended May 31, 2016, 2015, and 2014, The Arbitrage Credit Opportunities Fund paid aggregate brokerage commissions of $12,443, $3,959, and $2,021, respectively. During the last fiscal year, the amount of brokerage transactions and related commissions directed to brokers due to research services provided were $14,532,432 and $10,972, respectively.

During the fiscal year ended May 31, 2016, The Arbitrage Tactical Equity Fund paid aggregate brokerage commissions of $5,807. During the period January 2, 2015 through the fiscal period ended May 31, 2015 (The Arbitrage Tactical Equity Fund commenced operations on January 2, 2015), The Arbitrage Tactical Equity Fund paid aggregate brokerage commissions of $2,692. During the last fiscal year, the amount of brokerage transactions and related commissions directed to brokers due to research services provided were $7,812,229 and $2,415, respectively.

Codes of Ethics

The Trust, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act that permits personnel who may have access to current trading information of the Funds to invest in securities, including, under some circumstances, securities that may be purchased or held by the Funds.  The Codes of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and are available from, the SEC.

Proxy Voting Policies and Procedures

The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Funds intend to vote proxies relating to portfolio securities.  The Proxy Voting Policies and Procedures of the Trust and the Adviser are attached to this SAI as Appendix A.

Information on how the Funds voted proxies relating to their portfolio securities during the most recent twelve-month period ended June 30 is available on the website of the SEC at http://www.sec.gov. You may also call 1-800-295-4485 for a free copy.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

Fund Service Providers

The Funds have entered into arrangements with certain third party service providers for services that require these groups to have access to the Funds’ portfolios on a daily basis.  For example, the Funds’ administrator and custodian, State Street Bank and Trust Company, is responsible for maintaining the accounting records of each Fund, which includes maintaining a current portfolio on behalf of the Funds.  The Funds also undergo an annual audit which requires the Funds’ independent registered public accounting firm, Ernst and Young LLP, to review the Funds’ portfolios. Other Fund service providers that receive the Funds’ portfolio holdings information include Foreside Management Services, LLC, which provides Chief Financial Officer services to the Funds, Ascendant Compliance Management, which provides Chief Compliance Officer services to the Funds, the Funds’ legal counsel, Drinker Biddle & Reath LLP, and Adviser, Water Island Capital LLC.  Each of these parties is contractually and/or ethically prohibited from sharing each Fund’s portfolio holdings information unless specifically authorized by officers of the Trust.

Rating and Ranking Organizations

Each Fund currently provides its entire portfolio to several rating and ranking organizations on a regular basis. The Funds do not typically provide these organizations with portfolio information until such information is at least 30 days old.  The Funds’ management has determined that these organizations provide investors with a valuable service and, therefore, are willing to provide them with portfolio information. The Funds have entered into ongoing arrangements to disclose portfolio holdings to the following parties:

•                  Morningstar, Inc.

•                  Lipper, Inc.

•                  Bloomberg L.P.

Monthly Disclosure

The Arbitrage Funds public website is updated at month end with a 30 day lag to reflect all securities held in the Funds.

Quarterly Fact Sheet

The Funds include their top ten positions in their Quarterly Fact Sheet. The Quarterly Fact Sheet is posted on the Funds’ website. The Quarterly Fact Sheet provides an investor with the Funds’ total assets, gross long positions, gross short positions and various exposure metrics. The Quarterly Fact Sheet is usually completed within the first 30 days following quarter end.

Other Disclosure

Upon approval from an officer of the Trust, other parties may receive portfolio holdings data. The Board regularly reviews a list of recipients of such disclosure of portfolio holdings information.

In all instances of disclosure, unless a party is a regulatory or other governmental entity, the receiving party will either be subject to (1) a confidentiality agreement that restricts the use of such information to purposes specified in such agreement and prohibits the receiving party from trading on the information or (2) have a duty of trust and confidence to the Funds.  You should be aware that the Funds do not pay the receiving party or receive any compensation from them for providing the Funds’ portfolio holdings information. With respect to each disclosure arrangement, the Funds have a legitimate business purpose for the release of information.

Conflicts of Interest and Waivers

There may be instances where the interests of the Funds’ shareholders respecting the disclosure of information about portfolio securities may conflict or appear to conflict with the interests of the Adviser, a principal underwriter for the Funds or an affiliated person of the Funds.  In such situations, the conflict must be disclosed to the Board of the Funds, and the Board must be afforded the opportunity to determine whether or not to allow such disclosure.

Only the Board of the Funds may waive these portfolio holdings disclosure policies and procedures.  Although the Funds cannot presently visualize that any proposed waivers would be given, the Funds do recognize that waivers may be granted in the event of unusual or unforeseen circumstances so long as the Board makes a specific determination that the waiver is in the best interests of the Funds and their shareholders.  Only the Board may amend the Funds’ portfolio holdings disclosure policies and procedures.

PORTFOLIO TURNOVER

A Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year.  The calculation excludes from both the numerator and the denominator amounts relating to all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less.  The calculation includes in purchases and sales any short sales that such Fund intends to maintain for more than one year and put and call options with expiration dates more than one year from the date of acquisition.  High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Fund.  A 100% turnover rate would occur if all of a Fund’s portfolio securities were replaced once within a one-year period.

Each Fund will invest portions of its assets to seek short-term capital appreciation.  Each Fund’s investment objective and corresponding investment policies can be expected to cause the portfolio turnover rate to be substantially higher than that of the average equity-oriented investment company.

Merger arbitrage investments are characterized by a high turnover rate because, in general, a relatively short period of time elapses between the announcement of a reorganization and its completion or termination.  The majority of mergers and acquisitions are consummated in less than six months, while tender offers are normally completed in less than two months.  Liquidations and certain other types of corporate reorganizations usually require more than six months to complete.  A Fund will generally benefit from the timely completion of the proposed reorganizations in which it has invested, and a correspondingly high portfolio turnover rate would be consistent with, although it would not necessarily ensure, the achievement of the Fund’s investment objective.  Short-term trading involves increased brokerage commissions, which expense is ultimately borne by the shareholders.

The portfolio turnover rates of The Arbitrage Fund for the fiscal years ended May 31, 2016, 2015, and 2014 were 321%, 514%, and 462%, respectively.  The Portfolio turnover rates of The Arbitrage Credit Opportunities Fund for the fiscal years ended May 31, 2016, 2015, and 2014 were 181%, 191%, and 181%, respectively.  The portfolio turnover rates of The Arbitrage Event-Driven Fund for the fiscal years ended May 31, 2016, 2015, and 2014 were 350%, 451%, and 340%, respectively. The Portfolio turnover rate of The Arbitrage Tactical Equity Fund for the fiscal year ended May 31, 2016 was 416%.  For the period January 2, 2014 through the fiscal period ended May 31, 2015 (The Arbitrage Tactical Equity Fund commenced operations on January 2, 2015) was 235%.  The increase in the portfolio turnover rate for The Arbitrage Tactical Equity Fund for the fiscal year ended May 31, 2016 was due to the Fund being in operation for the entire fiscal year.

FUND ADMINISTRATION AND FUND ACCOUNTING

The administrator to the Funds is State Street Bank and Trust Company, located at State Street Financial Center, 1 Lincoln Street, Boston, Massachusetts 02111 (the “Administrator”). Prior to September 14, 2015, ALPS Fund Services, Inc. (the “Previous Administrator”), located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, was the administrator to the Funds. The Administrator provides certain administrative services to the Funds pursuant to an Administration Agreement (the “Administration Agreement”) between the Administrator and the Funds. These services include assisting in maintaining office facilities, furnishing clerical services, compiling data for the Funds, preparing and filing certain notices to the SEC, coordinating execution and filing of tax returns by the Funds’ independent accountant, assisting with the preparation of reports to the Funds’ shareholders and registration statements for the Funds, monitoring expense accruals and payment of expenses on proper authorization from the Funds, monitoring the Funds’ status as a regulated investment company, monitoring compliance with the policies and limitations of the Funds as set forth in the prospectus and SAI and generally assisting in the Funds’ operations. The Previous Administrator provided similar services pursuant to an Administration, Bookkeeping and Pricing Services Agreement (the “Previous Administration Agreement”) between the Previous Administrator and the Funds.

During the fiscal year ended May 31, 2016, The Arbitrage Fund paid administration fees of $275,075 to the Administrator, and fees $117,120 to the Previous Administrator for services rendered from June 1, 2015 through September 13, 2015.  During the fiscal years ended May 31, 2015 and 2014, The Arbitrage Fund paid administration fees of $458,139 and $534,373, respectively, to the Previous Administrator.

During the fiscal year ended May 31, 2016, The Arbitrage Credit Opportunities Fund paid administration fees of $21,805 to the Administrator, and fees of $8,047 to the Previous Administrator for services rendered from June 1, 2015 through September 13, 2015.  During the fiscal years ended May 31, 2015 and 2014, The Arbitrage Credit Opportunities Fund paid administration fees of $18,496 and $10,103, respectively, to the Previous Administrator.

During the fiscal year ended May 31, 2016, The Arbitrage Event-Driven Fund paid administration fees of $47,922 to the Administrator, and fees of $33,040 to the Previous Administrator for services rendered from June 1, 2015 through September 13, 2015.  During the fiscal years ended May 31, 2015 and 2014, The Arbitrage Event-Driven Fund paid administration fees of $139,817 and $50,324, respectively, to the Previous Administrator.

During the fiscal year ended May 31, 2016, The Arbitrage Tactical Equity Fund paid administration fees of $7,470 to the Administrator, and fees of $2,261 to the Previous Administrator for services rendered from June 1, 2015 through September 13, 2015.  During the period January 2, 2015 through the fiscal period ended May 31, 2015 (The Arbitrage Tactical Equity Fund commenced operations on January 2, 2015), The Arbitrage Tactical Equity Fund paid administration fees of $1,383 to the Previous Administrator.

TRANSFER AGENT

As the Funds’ transfer agent, DST Systems, Inc. (“DST”), 333 West 11th Street, Kansas City, MO, 64105, maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Funds’ shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions.  DST receives for its services as transfer agent a fee payable monthly at an annual rate of $31,085 with respect to the first Class of each Fund’s shares, and $10,362 with respect to each additional Class of shares for each Fund.  In addition, the Funds pay out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.

CUSTODIAN

The Custodian of the Funds’ assets is State Street Bank and Trust Company, State Street Financial Center, One Lincoln Street, Boston, Massachusetts, 02111. As custodian, State Street Bank and

Trust Company acts as the Funds’ depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Calculation of Share Price

The price at which investors purchase Class A shares is called the offering price.  The offering price is equal to the net asset value per share of Class A shares at the time of purchase, plus any applicable sales charge.  The price at which investors purchase Class I, Class R, and Class C shares is the net asset value.  The net asset value per share of a Fund will be determined on each day when the New York Stock Exchange (“NYSE”) is open for business and will be computed by taking the aggregate market value of all assets of the Fund less its liabilities, and dividing by the total number of shares outstanding.  Each determination will be made:

(1)                                 by valuing portfolio securities, including open short positions, which are traded on the NYSE and American Stock Exchange at the last reported sales price on that exchange, and, lacking any such sales on the primary exchange, the security is valued at the last bid price;

(2)                                 by valuing securities which are traded on The NASDAQ Stock Market at the NASDAQ Official Closing Price, and, if no Official Closing Price is available, at the last sale price prior to the calculation of the Funds’ NAV or, if no sale price is shown, a the last bid price;

(3)                                 by valuing put and call options, listed securities for which no sale was reported on a particular day and securities traded in the over-the-counter market at the mean between the last bid and asked prices;

(4)                                 by valuing bank loans at the composite mid price, which is calculated using the simple average of the dealer marks; and

(5)                                 by valuing any securities or other assets for which market quotations are not readily available at fair market value as determined in good faith by the Adviser under the supervision of the Trust’s Board.

The Adviser reserves the right to value options at prices other than last sale prices when such last sale prices are believed unrepresentative of fair market value as determined in good faith by the Adviser under the supervision of the Trust’s Board.

The Adviser has a Valuation Committee, which is responsible for monitoring the valuation of portfolio securities and other investments as needed, and determining the fair value of illiquid and other holdings after consideration of all relevant factors.  The Valuation Committee reports its determinations to the Board.  The members of the Valuation Committee are Jonathon Hickey, William Keena, Karlis Griffiths, Chris Plunkett, Scott Gordon and Monique Labbe.

The net asset value of the shares of a Fund is determined as of the close of the regular session of trading on the NYSE (currently 4:00 p.m., Eastern time), on each day the NYSE is open for business.  The NYSE is open for business on every day except Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence

Day, Labor Day, Thanksgiving and Christmas.  The NYSE also may be closed on national days of mourning or due to natural disaster or other extraordinary events or emergency.

Trading in Foreign Securities

Trading in foreign securities may be completed at times that vary from the closing of the NYSE.  In computing the net asset value, the Fund usually values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE.  Some foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE.  Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates.  Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE.  If these events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Adviser under the supervision of the Trust’s Board.

Purchase of Shares

Orders for shares received by the Trust in good order prior to the close of business on the NYSE on each day during such periods that the NYSE is open for trading are priced based on the net asset value per share computed as of the close of the regular session of trading on the NYSE. Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of the NYSE on the next day on which it is open for trading at the next determined net asset value per share.

Redemption of Shares

The Trust will redeem all or any portion of a shareholder’s shares of a Fund when requested in accordance with the procedures set forth in the “Redemptions” section of the Prospectus.  Under the 1940 Act, a shareholder’s right to redeem shares and to receive payment for such shares may be suspended at times:

(a)                                 when the NYSE is closed, other than customary weekend and holiday closings;

(b)                                 when trading on that exchange is restricted for any reason;

(c)                                  when an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or

(d)                                 when the SEC by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

In case of suspension of the right of redemption, payment of a redemption request will be made based on the net asset value next determined after the termination of the suspension.

Supporting documents in addition to those listed under “Redemptions” in the Funds’ prospectus will be required from executors, administrators, trustees, or if redemption is requested by someone other than the shareholder of record.  Such documents include, but are not restricted to, stock powers, trust instruments, certificates of death, appointments as executor, certificates of corporate authority and tax waivers required in some states when settling estates.

Redemption In Kind

Payment of the net redemption proceeds may be made either in cash or in portfolio securities (selected in the discretion of the Adviser under supervision of the Board and taken at their value used in determining the net asset value), or partly in cash and partly in portfolio securities.  However, payments will be made wholly in cash unless the Board believes that economic conditions exist which would make such a practice detrimental to the best interests of a Fund.  If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash.  The Trust has filed an election with the SEC pursuant to which a Fund will effect a redemption in portfolio securities only if the particular shareholder of record is redeeming more than $250,000 or 1% of a Fund’s net assets, whichever is less, during any 90-day period.

Exchange Privilege

Investors may exchange shares of a Fund for shares of any other Fund at their net asset value; provided, however, that investors must hold their Class A shares or Class C shares of one Fund, as applicable, for at least thirty days in order to be eligible to exchange their shares for Class A or Class C shares, as applicable, of the other Fund. In addition, investors may exchange Class A or Class C shares of a Fund for Class R or Class I shares of the same Fund, provided (1) the investor meets the investment eligibility requirements for purchase of shares of the class he or she wishes to exchange into, (2) the investor has held the Class C shares for longer than twelve months, and (3) the investor has held Class A shares, subject to a contingent deferred sales charge, for longer than twelve months, with respect to shares of The Arbitrage Fund, or eighteen months, with respect to shares of The Arbitrage Credit Opportunities Fund, The Arbitrage Event-Driven Fund and The Arbitrage Tactical Equity Fund. Investors who are interested in exercising the exchange privilege should first contact the Funds or their agents to obtain instructions and any necessary forms. There is a five dollar ($5) fee for each telephone exchange, and no fee for a written exchange.

The exchange privilege will not be available if (i) the proceeds from a redemption of shares are paid directly to the investor or at his or her discretion to any persons other than the Funds or (ii) the proceeds from redemption of the shares of the applicable Fund are not immediately reinvested in shares of the other Fund through a subsequent exercise of the exchange privilege.  There is currently no limitation on the number of exchanges an investor may make.  The exchange privilege may be terminated by the Funds upon at least 60 days prior notice to investors.

For federal income tax purposes, a redemption of shares of a Fund pursuant to the exchange privilege will result in a capital gain if the proceeds received exceed the investor’s tax-cost basis of the shares redeemed.  Such a redemption may also be taxed under state and local tax laws, which may differ from the Internal Revenue Code of 1986.

TAX STATUS

The Funds have qualified, and each Fund has elected to be treated as a regulated investment company under the Internal Revenue Code of 1986 (the “Code”), and intends to continue to so qualify, which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. If for any tax year a Fund fails to meet one of the requirements, the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”) provides several cure provisions which, if all requirements are met, will prevent registered investment company disqualification.

By qualifying as a regulated investment company, a Fund will not be subject to federal income tax on its net investment income or net capital gains which it distributes to shareholders in accordance with the applicable timing requirements.  In order to qualify as a regulated investment company, a Fund must, among other things, (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, or certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies; and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of a Fund’s total assets is represented by cash, U.S. government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if such Fund’s investment is limited in respect to any issuer to an amount not greater than 5% of the Fund’s assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of a Fund’s assets is invested in securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer or two or more issuers controlled by the Fund or one or more qualified publicly traded partnerships.

The Arbitrage Fund, The Arbitrage Event-Driven Fund and The Arbitrage Tactical Equity Fund intend to distribute substantially all of their net investment income (dividends and interest earned on portfolio securities less expenses) and net realized capital gains in December. The Arbitrage Credit Opportunities Fund intends to distribute a portion of its net investment income (dividends and interest earned on portfolio securities less expenses) in March, June and September, and substantially all of the remainder of its net investment income and substantially all of its net realized capital gains in December. Any remaining undistributed amounts will be generally distributed during the following year. Distributions from net investment income (including any excess of net short-term capital gains over net long-term capital losses) are generally taxable to investors as ordinary income (although a portion of such distributions may be taxable to investors at the lower rate applicable to qualified dividend income), while distributions of capital gains (the excess of net long-term capital gains over net short-term capital losses) are taxable as long-term capital gains, regardless of your holding period of Fund shares. Certain dividends or distributions declared by a Fund in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January.

As each Fund intends to distribute substantially all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Code, no Fund should be required to pay any material federal income or excise taxes.  Distributions of net investment income and net capital gain will be made after May 31, the end of each fiscal year, and no later than December 31 of each year.  Both types of distributions will be in shares of the applicable Fund unless a shareholder elects to receive cash.

If a Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year and is unable to cure such disqualification, it will be treated as a corporation for federal income tax purposes.  As such the Fund in question would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations.  Shareholders of such Fund would not be liable for income tax on the Fund’s net investment income or net realized capital gains in their individual capacities.  Distributions to shareholders, whether from a Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

Each Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code.  The formula requires payment to shareholders during a calendar year of distributions representing at least 98%

of a Fund’s ordinary income for the calendar year and at least 98.2% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus undistributed amounts from prior years.  Under ordinary circumstances, a Fund expects to time its distributions so as to avoid liability for this tax.  However, no assurance can be given that a Fund will not be subject to the excise tax.

Net investment income includes dividends and interest income and certain other income items less expenses.  Net long-term capital gains for any fiscal year are computed by taking into account any capital loss carryforwards of a Fund.  Capital losses may be carried forward indefinitely to offset any capital gains.  If a Fund were to undergo an ownership change as defined in the Code, any such carryforwards may be restricted or lost.  As of May 31, 2016, The Arbitrage Event-Driven Fund had $36,044,782 of short term and $1,791,994 of long term capital loss carryforwards, The Arbitrage Credit Opportunities Fund had $1,413,105 of short term and $231,444 of long term capital loss carryforwards and The Arbitrage Tactical Equity Fund had $48,263 of short term capital loss carryforwards.

In certain situations, a Fund may, for a taxable year, elect to defer all or a portion of its capital losses realized after October and its late-year ordinary losses (defined as the excess of post-October foreign currency and passive foreign investment company (“PFIC”) losses and other post-December ordinary losses over post-October foreign currency and PFIC gains and other post-December ordinary income) realized after December until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses.  Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.

If an option written by a Fund on securities lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will generally realize short-term gain or loss.  If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will include the premium received in the sale proceeds of the securities delivered in determining the amount of gain or loss on the sale.  Gain or loss on the sale, lapse or other termination of options acquired by a Fund on stock or securities and on narrowly-based stock indexes will be capital gain or loss and will be long-term or short-term depending on the Fund’s holding period with respect to the option.

Certain Fund transactions may be subject to wash sale, short sale, constructive sale, conversion transaction, constructive ownership transaction and straddle provisions of the Code that may, among other things, require a Fund to defer recognition of losses or convert long-term capital gain into ordinary income or short-term capital gain taxable as ordinary income.

As a result of entering into swap contracts, a Fund makes or receives periodic net payments.  A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction.  Periodic net payments will generally constitute taxable ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be long-term capital gain or loss if the Fund has been a party to the swap for more than one year).  With respect to certain types of swaps, a Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.  Periodic net payments that would otherwise constitute ordinary deductions but are allocable under the Code to exempt interest dividends will not be allowed as a deduction but instead will reduce net tax-exempt income.

In general, gain or loss on a short sale is recognized when a Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold.  Gain or loss from a short sale is generally capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in a Fund’s hands.  Except with respect to certain situations where the property used by a Fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains.  These rules may also terminate the running of the holding period of “substantially identical property” held by a Fund.  Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by a Fund for more than one year.  In general, a Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

Debt securities acquired by a Fund may be subject to original issue discount and market discount rules which, respectively, may cause the Fund to accrue income in advance of the receipt of cash with respect to interest or cause gains to be treated as ordinary income.  Market discount generally is the excess, if any, of the principal amount of the security (or, in the case of a security issued at an original issue discount, the adjusted issue price of the security) over the price paid by the Fund for the security.  Original issue discount that accrues in a taxable year is treated as income earned by a Fund and therefore is subject to the distribution requirement discussed above.  Because the original issue discount income earned by a Fund in a taxable year may not be represented by cash income, the Fund may have to borrow money or dispose of other assets and use the proceeds to make distributions to satisfy the distribution requirement.

Certain futures contracts and certain listed options (referred to as Section 1256 contracts) held by a Fund will be required to be “marked to market” for federal income tax purposes at the end of a Fund’s taxable year.  Except with respect to certain foreign currency forward contracts, sixty percent of any gain or loss recognized on these deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and forty percent will be treated as short-term capital gain or loss.  Any net mark-to-market gains may be subject to the distribution requirement discussed above, even though a Fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio assets or borrowing to obtain the necessary cash.

Gains or losses attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or loss.  Similarly, gains or losses on foreign currency, forward contracts or dispositions of debt securities denominated in a foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition thereof generally also are treated as ordinary income or loss.  These gains or losses, referred to under the Code as “Section 988” gains or losses, increase or decrease the amount of a Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund’s net capital gain.  If Section 988 losses exceed other investment company taxable income during a taxable year, a Fund would not be able to make any ordinary dividend distributions from current earnings and profits, and distributions made before the losses were realized could be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, thereby reducing each shareholder’s basis in his or her Fund shares.

If a Fund holds (directly or indirectly) one or more “tax credit bonds” (defined below) on one or more specified dates during the Fund’s taxable year, and the Fund satisfies the minimum distribution requirement, the Fund may elect for U.S. federal income tax purposes to pass through to shareholders tax credits otherwise allowable to the Fund for that year with respect to such bonds.  A tax credit bond is defined in the Code as a “qualified tax credit bond” (which includes a qualified forestry conservation bond, a new clean renewable energy bond, a qualified energy conservation bond, a qualified zone academy bond, or a qualified school construction bond, each of which must meet certain requirements specified in the Code), a “build America bond” or certain other specified bonds.  If a Fund were to make an election, a shareholder of the Fund would be required to include in gross income an amount equal to such shareholder’s proportionate share of the interest income attributable to such credits and would be entitled to claim as a tax credit an amount equal to the shareholder’s proportionate share of such credits.  Certain limitations may apply on the extent to which the credit may be claimed.

A Fund may make investments in equity securities of foreign issuers.  If a Fund purchases shares in certain foreign corporations (referred to as PFICs under the Code), the Fund may be subject to federal income tax on a portion of any “excess distribution” from such foreign corporation, including any gain from the disposition of such shares, even if such income is distributed by the Fund to its shareholders.  In addition, certain interest charges may be imposed on the Fund as a result of such distributions.  If a Fund were to invest in an eligible PFIC and elected to treat the PFIC as a qualified electing fund (a “QEF”), in lieu of the foregoing requirements the Fund would be required to include each year in its income, and distribute to shareholders in accordance with the distribution requirement, a pro rata portion of the QEF’s ordinary earnings and net capital gain, whether or not distributed by the QEF to the Fund.  A Fund may not be able to make this election with respect to many PFICs because of certain requirements that the PFICs would have to satisfy.

Alternatively, a Fund generally will be permitted to “mark to market” any shares it holds in a PFIC.  If a Fund made such an election, with such election being made separately for each PFIC owned by the Fund, the Fund would be required to include in income each year and distribute to shareholders in accordance with the distribution requirements, an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the adjusted basis of such stock at that time.  Such amount is treated as ordinary income.  A Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over its fair market value as of the close of the taxable year, but only to the extent of any net mark-to-market gains with respect to the stock included by the Fund for prior taxable years.  A Fund will make appropriate basis adjustments in the PFIC stock to take into account the mark-to-market amounts.

Notwithstanding any election made by a Fund, dividends attributable to distributions from a foreign corporation will not be eligible for the special tax rates applicable to qualified dividend income if the foreign corporation is a PFIC either in the taxable year of the distribution or the preceding taxable year, but instead will be taxable at rates applicable to ordinary income.

The following discussion of tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the Code, unless they incurred debt to acquire Fund shares.

Distributions of taxable net investment income and short-term capital gains (the excess of net short-term capital gains over net long-term capital losses) are generally taxable to shareholders as ordinary income, although a portion of such distributions may be taxable to shareholders at the lower rate applicable to qualified dividend income.

A redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss depending upon the difference between the amount realized and his tax basis in his Fund shares.  Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets.  However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any capital gains distributions received by the shareholder during such six-month period.  All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Distributions of taxable net investment income and net capital gains will be taxable as described above, whether received in shares of a Fund or in cash.  Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of taxable net investment income and net capital gains, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return.  Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31 if paid during January of the following year.  Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable net investment income and net capital gain and proceeds from the redemption of the shares of a regulated investment company may be subject to withholding of federal income tax at the rate of 28% in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if a Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends.  If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

A 30% withholding tax will be imposed on (i) U.S.-source dividends, interest and other income items, and (ii) proceeds from the sale of property producing U.S.-source dividends and interest paid after December 31, 2018, to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners.  To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to either provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply or agree to provide certain information to other revenue authorities for transmittal to the IRS.

Shareholders of a Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund’s shares.

Shares of a Fund held by a non-U.S. shareholder at death will be considered situated within the United States and subject to the U.S. estate tax.

A brief explanation of the form and tax character of distributions will accompany each distribution.  In January of each year each Fund issues to each shareholder a statement of the federal income tax status of all distributions.

The Trust is organized as a Delaware statutory trust and generally will not be liable for any income or franchise tax in the State of Delaware.  If a Fund qualifies as a regulated investment company for federal income tax purposes and pays no federal income tax, it generally will also not be liable for New York State income taxes, other than a nominal corporation franchise tax.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Funds have selected Ernst & Young LLP, 5 Times Square, New York, NY, 10036-6530, as independent registered public accounting firm for the fiscal year ended May 31, 2016.  Ernst & Young LLP performs an annual audit of the Funds’ financial statements and advises the Funds as to certain accounting and tax matters.

COUNSEL

Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia PA, 19103-6996, serves as the Trust’s legal counsel and as counsel to the Independent Trustees.

FINANCIAL STATEMENTS

The financial statements of The Arbitrage Fund, The Arbitrage Credit Opportunities Fund, The Arbitrage Event-Driven Fund and The Arbitrage Tactical Equity Fund which have been audited by Ernst & Young LLP, the Funds’ independent registered public accounting firm, are incorporated herein by reference to the annual report of the Funds dated May 31, 2016.  The unaudited financial statements of The Arbitrage Fund, The Arbitrage Credit Opportunities Fund, The Arbitrage Event-Driven Fund and The Arbitrage Tactical Equity Fund are also incorporated herein by reference to the semi-annual report of the Funds dated November 30, 2016.

APPENDIX A

The Arbitrage Funds and Water Island Capital, LLC

Proxy Voting Policies and Procedures

The Arbitrage Funds, which is comprised of The Arbitrage Fund, The Arbitrage Credit Opportunities Fund, The Arbitrage Event-Driven Fund and The Arbitrage Tactical Equity Fund (each, a “Fund” and collectively, the “Funds”) and Water Island Capital, LLC (the “Adviser”) intend to exercise a voice on behalf of their shareholders and clients in matters of corporate governance through the proxy voting process.  We take our fiduciary responsibilities very seriously and believe the right to vote proxies is a significant asset of shareholders and clients. We exercise our voting responsibilities as a fiduciary, solely with the goal of maximizing the value of our shareholders’ and clients’ investments.

The Fund’s Board of Trustees has delegated to the Adviser the responsibility of overseeing voting policies and decisions for the Trust.  The proxy voting principles for the Funds are summarized below, with specific examples of voting decisions for the types of proposals that are most frequently presented.  The Adviser’s proxy voting policies cover both the Funds and the Adviser’s other clients (together with the Funds, “Clients”).

Policy

The Adviser exercises proxy voting authority on behalf of Clients.  It is the Adviser’s policy generally to vote against any management proposals that the Adviser believes could prevent companies from realizing their maximum market value, or would insulate companies and/or management, from accountability to shareholders or prudent regulatory compliance.

Business Operations.  The Adviser generally will vote in favor of proposals that are a standard and necessary aspect of business operations and that the Adviser believes will not typically have a significant effect on the value of the investment.  Factors considered in reviewing these proposals include the financial performance of the company, attendance and independence of board members and committees, and enforcement of strict accounting practices.  Such proposals include:

•                  name changes;

•                  election of directors;

•                  ratification of auditors;

•                  maintenance of current levels of directors’ indemnification and liability;

•                  increases in authorized shares (common stock only) if there is no intention to significantly dilute shareholders’ proportionate interest; and

•                  employee stock purchase or ownership plans.

Change in Status.  Proposals that change the status of the corporation, its individual securities, or the ownership status of the securities will be reviewed on a case-by-case basis.  Changes in status include proposals regarding:

•                  mergers, acquisitions, restructurings;

•                  reincorporations; and

•                  changes in capitalization.

Shareholder Democracy.  The Adviser generally will vote against any proposal that attempts to limit shareholder democracy in a way that could restrict the ability of the shareholders to realize the value of their investment.  This would include proposals endorsing or facilitating:

•                  increased indemnification protections for directors or officers;

•                  certain supermajority requirements;

•                  unequal voting rights;

•                  classified boards;

•                  cumulative voting;

•                  authorization of new securities if the intention appears to be to unduly dilute the shareholders’ proportionate interest; and

•                  changing the state of incorporation if the intention appears to disfavor the economic interest of the shareholders.

The Adviser generally supports proposals that maintain or expand shareholder democracy such as:

•                  annual elections;

•                  independent directors;

•                  confidential voting; and

•                  proposals that require shareholder approval for:

•                  adoption or retention of “poison pills” or golden parachutes,

•                  elimination of cumulative voting or preemptive rights, and

•                  reclassification of company boards.

The Adviser believes reasonable compensation is appropriate for directors, executives and employees.  Compensation should be used as an incentive and to align the interests of the involved parties with the long-term financial success of the company. It should not be excessive or utilized in a way that compromises independence or creates a conflict of interest. Among the factors the Adviser considers when reviewing a compensation proposal is whether it potentially dilutes the value of outstanding shares, whether a plan has broad-based participation and whether a plan allows for the re-pricing of options. Each proposal is reviewed individually.

A record of all proxy decisions and the rationale for voting will be retained and available for inspection by Clients at any time in accordance with the procedures listed below.

Conflicts of Interest.  The Adviser must act as a fiduciary when voting proxies on behalf of its Clients.  In that regard, the Firm will seek to avoid possible conflicts of interest in connection with proxy voting.

ERISA Considerations.  ERISA prohibits fiduciaries from acting on behalf of a plan in situations in which the fiduciary is subject to a conflict of interest.  Thus, if the Adviser determines that it has a conflict of interest with respect to the voting of proxies, the Adviser must either seek the Client’s informed direction or retain an independent person to direct the Adviser how to vote the proxy in the best interests of the ERISA account.

Class Actions.  It is the Adviser’s policy not to make any decisions as to whether to participate or opt out of a class action involving securities in which Clients are invested.  Any class action materials received by the Adviser are returned to the custodian of the Client’s assets for delivery to the Client.

Procedures

Receipt of Proxy Materials.  The Adviser receives proxy materials from issuers, custodians, or broker/ dealers through Proxy Edge or via e-mail and through the mail with respect to any securities held in Client accounts.

Voting Decisions.  For each vote, the Adviser’s Operations Department discusses the issues or initiatives with the portfolio manager responsible for the security.  The Adviser generally votes in accordance with the recommendations of the Portfolio Management Team, unless such recommendations violate the Adviser’s policy.  Once a determination has been made regarding how the Adviser will vote, the Operations Department casts the Adviser’s vote via Proxy Edge.

Recusal from Voting.  Any employee who has a direct or indirect pecuniary interest in any issue presented for voting, or any relationship with the issuer, must so inform the Adviser’s Chief Compliance Officer and recuse him or herself from decisions on how proxies with respect to that issuer are voted.

Conflicts of Interest.  The Operations Department will advise the Adviser’s Chief Compliance Officer of any potential conflicts of interest.  The Chief Compliance Officer will review all potential conflicts of interests and determine whether such potential conflict is material.  Where the Chief Compliance Officer determines there is a potential for a material conflict of interest regarding a proxy, the Chief Compliance Officer will consult with the Portfolio Management Team and a determination will be made as to whether one or more of the following steps will be taken:  (i) discuss the proxy vote with Clients; (ii) fully disclose the material facts regarding the conflict and seek the Clients’ consent to vote the proxy as intended; and/or (iii) seek the recommendations of an independent third party.  The Chief Compliance Officer will document the steps taken to evidence that the proxy vote or abstention was in the best interest of Clients and not the product of any material conflict.  Such documentation will be maintained in accordance with required recordkeeping procedures.

Disclosure of Policies and Procedures.  The Adviser’s Chief Compliance Officer will provide a copy of these policies and procedures to any Client upon request and will inform Clients how they can obtain further proxy voting information about their own proxies.

Record of Votes Cast.  Information pertaining to votes cast including which votes were cast, the number of shares voted and how they were voted is maintained through Proxy Edge.  The Operations Department also maintains a spreadsheet by fund, listing votes cast as they pertain to merger decisions.

Client Requests for Votes.  If a Client requests that proxies be voted in a specific way on a specific issue, the portfolio manager or a member of the Portfolio Management Team will advise the Client that it cannot accommodate the request.

Client Requests for Voting Record.  Clients may request information concerning how proxies were voted on Client securities.  The Portfolio Management Team will notify the Adviser’s Chief Compliance Officer if he or she receives such request and will respond to such requests showing how Client securities were voted on particular issues.

Records to be Maintained.  The Adviser will maintain the following records with respect to proxies:  (i) proxy statements received regarding Client securities; (ii) records of votes cast on behalf of a Client, including each security to which votes were cast, the number of shares voted and how they were voted on each issue; (iii) written records of requests by Clients for proxy voting information; (iv) written responses to any written or oral requests; and (v) any documents prepared or used by the Adviser that were material to how a proxy was voted or that memorialized the basis for the voting decision.  In maintaining item (ii) above, the Adviser may rely on the records of any third party, such as a proxy voting service; provided, however, that the Adviser will not rely on such a third party without the express agreement of such party to provide a copy of the documents upon request.

PART C

OTHER INFORMATION

Item 28.	Exhibits.

	(a)	(i)	Certificate of Trust and Agreement and Declaration of Trust — Incorporated herein by reference to the Registrant’s initial Registration Statement on Form N-1A filed on February 15, 2000.

(ii)

Written Instrument Designating and Establishing New Series — Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 13 to its Registration Statement on Form N-1A filed on September 28, 2010.

(iii)

Written Instrument Designating and Establishing New Class — Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 17 to its Registration Statement on Form N-1A filed on May 31, 2012.

(iv)

Written Instrument Designating and Establishing New Series — Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 21 to its Registration Statement on Form N-1A filed on October 1, 2012.

(v)

Written Instrument Designating and Establishing New Class — Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 24 to its Registration Statement on Form N-1A filed on May 31, 2013.

(vi)

Written Instrument Designating and Establishing New Series — Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 31 to its Registration Statement on Form N-1A filed on December 22, 2014.

(b)

Amended and Restated Bylaws dated August 20, 2015 —- Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 33 to its Registration Statement on Form N-1A filed on September 28, 2015.

	(c)		Instruments Defining Rights of Security Holders — Incorporated by reference to Agreement and Declaration of Trust and Bylaws.

	(d)	(i)

Amended and Restated Investment Advisory Agreement with Water Island Capital, LLC (for The Arbitrage Fund) — Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 8 to its Registration Statement on Form N-1A filed on September 30, 2008.

(ii)

Investment Advisory Agreement with Water Island Capital, LLC (for The Arbitrage Event-Driven Fund) — Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 13 to its Registration Statement on Form N-1A filed on September 28, 2010.

(iii)

Investment Advisory Agreement with Water Island Capital, LLC (for The Arbitrage Credit Opportunities Fund) — Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 21 to its Registration Statement on Form N-1A filed on October 1, 2012.

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(iv)

Investment Advisory Agreement with Water Island Capital, LLC (for The Arbitrage Tactical Equity Fund) — Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 31 to its Registration Statement on Form N-1A filed on December 22, 2014.

(v)

Amended and Restated Expense Waiver and Reimbursement Agreement with Water Island Capital, LLC (for The Arbitrage Fund) dated May 19, 2015 — Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 33 to its Registration Statement on Form N-1A filed on September 28, 2015.

(vi)

Amended and Restated Expense Waiver and Reimbursement Agreement with Water Island Capital, LLC (for The Arbitrage Event Driven Fund) dated May 19, 2015 — Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 33 to its Registration Statement on Form N-1A filed on September 28, 2015.

(vii)

Amended and Restated Expense Waiver and Reimbursement Agreement with Water Island Capital, LLC (for The Arbitrage Credit Opportunities Fund) dated May 19, 2015 — Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 33 to its Registration Statement on Form N-1A filed on September 28, 2015.

(e)	(i)

Amended and Restated Distribution Agreement with ALPS Distributors, Inc. — Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 26 to its Registration Statement on Form N-1A filed on September 27, 2013.

(ii)

Amendment to Amended and Restated Distribution Agreement with ALPS Distributors, Inc. — Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 31 to its Registration Statement on Form N-1A filed on December 22, 2014.

(f)		Bonus or Profit Sharing Contracts — Inapplicable.

(g)

Amended and Restated Master Custodian Agreement with State Street Bank and Trust Company dated July 9, 2015 — Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 33 to its Registration Statement on Form N-1A filed on September 28, 2015.

(h)	(i)

Amended and Restated Administration, Bookkeeping and Pricing Services Agreement with ALPS Fund Services, Inc. — Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 26 to its Registration Statement on Form N-1A filed on September 27, 2013.

(ii)

Amendment to Amended and Restated Administration, Bookkeeping and Pricing Services Agreement with ALPS Fund Services, Inc. — Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 28 to its Registration Statement on Form N-1A filed on September 26, 2014.

(iii)

Amendment to Amended and Restated Administration, Bookkeeping and Pricing Services Agreement with ALPS Fund Services, Inc. — Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 31 to its Registration Statement on Form N-1A filed on December 22, 2014.

(iv)

Agency Agreement (for transfer agent and dividend disbursing services) with DST Systems, Inc. dated July 11, 2005 — Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 5 to its Registration Statement on Form N-

2

1A filed on September 30, 2005.

(v)

Form of Amendment to Agency Agreement (for transfer agent and dividend disbursing services) with DST Systems, Inc. — Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 28 to its Registration Statement on Form N-1A filed on September 26, 2014.

(vi)

PFO Services Agreement with ALPS Fund Services, Inc. — Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 14 to its Registration Statement on Form N-1A filed on September 28, 2011.

(vii)

Blue Sky Services Agreement with ALPS Fund Services, Inc. — Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 14 to its Registration Statement on Form N-1A filed on September 28, 2011.

(viii)

Amendment to PFO Services Agreement with ALPS Fund Services, Inc. — Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 21 to its Registration Statement on Form N-1A filed on October 1, 2012.

(ix)

Amendment to PFO Services Agreement with ALPS Fund Services, Inc. — Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 31 to its Registration Statement on Form N-1A filed on December 22, 2014.

(x)

Amendment to Blue Sky Services Agreement with ALPS Fund Services, Inc. — Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 21 to its Registration Statement on Form N-1A filed on October 1, 2012.

(xi)

Amendment to Blue Sky Services Agreement with ALPS Fund Services, Inc. — Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 31 to its Registration Statement on Form N-1A filed on December 22, 2014.

(xii)	Amended and Restated Expense Waiver and Reimbursement Agreement with Water Island Capital, LLC (for The Arbitrage Fund) dated April 3, 2017 — Filed herewith.

(xiii)	Amended and Restated Expense Waiver and Reimbursement Agreement with Water Island Capital, LLC (for The Arbitrage Event Driven Fund) dated April 3, 2017 — Filed herewith.

(xiv)	Amended and Restated Expense Waiver and Reimbursement Agreement with Water Island Capital, LLC (for The Arbitrage Credit Opportunities Fund) dated April 3, 2017 — Filed herewith.

(xv)	Amended and Restated Expense Waiver and Reimbursement Agreement with Water Island Capital, LLC (for The Arbitrage Tactical Equity Fund) dated April 3, 2017 — Filed herewith.

(xvi)

Administration Agreement with State Street Bank and Trust Company dated April 17, 2013 — Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 33 to its Registration Statement on Form N-1A filed on September 28, 2015.

(xvii)

Amendment to the Administration Agreement with State Street Bank and Trust Company dated July 9, 2015 — Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 33 to its Registration Statement on Form N-1A filed on September 28, 2015.

(xviii)	Blue Sky Services Agreement with Boston Financial Data Services, Inc. dated July 9,

3

2015 — Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 33 to its Registration Statement on Form N-1A filed on September 28, 2015.

(xix)

Fund CFO/Treasurer Agreement with Foreside Management Services, LLC dated July 9, 2015 — Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 33 to its Registration Statement on Form N-1A filed on September 28, 2015.

(xx)

Securities Lending Authorization Agreement with State Street Bank and Trust Company dated June 20, 2016 — Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 35 to its Registration Statement on Form N-1A filed on September 28, 2016.

(xxi)

Class Action Services Agreement with State Street Bank and Trust Company dated September 21, 2016 — Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 35 to its Registration Statement on Form N-1A filed on September 28, 2016.

(j)	(i)	Consent of Drinker Biddle & Reath LLP — Filed herewith.

	(ii)	Consent of Independent Registered Public Accounting Firm — Filed herewith.

(k)		Omitted Financial Statements — Inapplicable.

(l)		Initial Capital Agreement — Incorporated herein by reference to the Registrant’s Pre-Effective Amendment No. 1 to its Registration Statement on Form N-1A filed on June 1, 2000.

(m)	(i)

Amended and Restated Shareholder Services and Distribution Plan dated June 1, 2014 — Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 28 to its Registration Statement on Form N-1A filed on September 26, 2014.

(ii)

Appendix A to the Amended and Restated Shareholder Services and Distribution Plan — Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 31 to its Registration Statement on Form N-1A filed on December 22, 2014.

(n)	(i)	Form of Amended and Restated Rule 18f-3 Plan Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 24 to its Registration Statement on Form N-1A filed on May 31, 2013.

(ii)

Updated Appendix A to Form of Amended and Restated Rule 18f-3 Plan — Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 31 to its Registration Statement on Form N-1A filed on December 22, 2014.

(o)		Reserved

(p)	(i)

Code of Ethics of the Registrant, as amended August 2016 — Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 35 to its Registration Statement on Form N-1A filed on September 28, 2016.

(ii)

Code of Ethics of ALPS Distributors, Inc., as amended June 25, 2012 — Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 21 to its Registration Statement on Form N-1A filed on October 1, 2012.

	(iii)	Code of Ethics of Water Island Capital, LLC, dated January 9, 2017 — Filed herewith.

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	(Other)	(i)	Power of Attorney for John C. Alvarado — Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 35 to its Registration Statement on Form N-1A filed on September 28, 2016.

		(ii)	Power of Attorney for Jay N. Goldberg — Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 35 to its Registration Statement on Form N-1A filed on September 28, 2016.

		(iii)	Power of Attorney for Robert P. Herrmann — Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 35 to its Registration Statement on Form N-1A filed on September 28, 2016.

		(iv)	Power of Attorney for Burton Lehman — Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 35 to its Registration Statement on Form N-1A filed on September 28, 2016.

		(v)	Power of Attorney for Stephen R. Byers — Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 35 to its Registration Statement on Form N-1A filed on September 28, 2016.

		(vi)	Power of Attorney for Francis X. Tracy — Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 35 to its Registration Statement on Form N-1A filed on September 28, 2016.

Item 29.	Persons Controlled by or Under Common Control with Registrant.

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30.	Indemnification.

Reference is made to Article V of the Registrant’s Agreement and Declaration of Trust.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the provisions of the Registrant’s Agreement and Declaration of Trust, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Registrant maintains a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy provides coverage to the Registrant, its Trustees and officers, and Water Island Capital, LLC (the “Adviser”). Coverage under the policy includes losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

The Investment Advisory Agreement with the Adviser provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the Agreement on the part of the Adviser or any of its officers, directors or employees, the Adviser shall not be liable for any act or omission in the course of, or connected with, rendering services under the Agreement or for any losses that may, from time to time, be sustained in the purchase, holding or sale of any security.

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The Distribution Agreement with ALPS Distributors, Inc. (“ALPS”) provides that in the absence of willful misfeasance, bad faith, negligence, or reckless disregard by ALPS in the performance of its duties, obligations, or responsibilities set forth in the Agreement, ALPS and its affiliates, including their respective officers, directors, agents, and employees, will not be liable for, and the Funds agree to indemnify, defend and hold harmless such persons from, all taxes, charges, expenses, assessments, claims, and liabilities (including, without limitation, reasonable attorneys’ fees and disbursements and liabilities arising under applicable federal and state laws) arising directly or indirectly from the following: (i) the inaccuracy of factual information furnished to ALPS by an officer of the Funds or an officer the Funds’ investment adviser, custodians, or other service providers (excluding for this purpose ALPS or any of its affiliates); (ii) any untrue statement of a material fact or omission of a material fact required to be stated or necessary in order to make the statements not misleading under the Securities Act of 1933, the Investment Company Act of 1940, or any other statute or the common law, in any registration statement, prospectus, statement of additional information, shareholder report, or other information filed or made public by the Funds (as amended from time to time), except to the extent the statement or omission was made in reliance upon, and in conformity with, information furnished to the Funds by or on behalf of ALPS; (iii) any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the matters to which the Agreement relates; (iv) ALPS’ reliance on any instruction, direction, notice, instrument or other information provided by the Funds or the Funds’ investment adviser or custodian or any authorized third party on behalf of the Funds that ALPS reasonably believes to be genuine; or (v) any other action or omission to act which ALPS takes in connection with the provision of services to the Funds.

Item 31.	Business and Other Connections of the Investment Adviser.

Inapplicable.

Item 32.	Principal Underwriters.

(a)         ALPS Distributors, Inc. acts as the distributor for the Registrant and the following investment companies:

1290 Funds, 13D Activist Fund, ALPS Series Trust, Arbitrage Funds, AQR Funds, Babson Capital Funds Trust, BBH Trust, Brandes Investment Trust, Broadview Funds Trust, Brown Capital Management Funds, Caldwell & Orkin Funds, Inc., Centaur Mutual Funds Trust, Centre Funds, Century Capital Management Trust, Columbia ETF Trust, Columbia ETF Trust I, Cortina Funds, Inc., CRM Mutual Fund Trust, CSOP ETF Trust, Cullen Funds,  DBX ETF Trust, ETFS Trust, EGA Emerging Global Shares Trust, Elevation ETF Trust, Elkhorn ETF Trust, FactorShares Trust, Financial Investors Trust, Firsthand Funds, Goldman Sachs ETF Trust, Griffin Institutional Access Real Estate Fund, Heartland Group, Inc., Henssler Funds, Inc., Holland Series Fund, Inc., Index Funds, IndexIQ Active ETF Trust, Index IQ ETF Trust, IVY Next Shares, James Advantage Funds, Janus Detroit Street Trust, Lattice Strategies Trust, Laudus Trust, Litman Gregory Funds Trust, Longleaf Partners Funds Trust, Mairs & Power Funds Trust, Oak Associates Funds, Owlshares ETF Trust, Pax World Series Trust I, Pax World Funds Trust III, Principal Exchange-Traded Funds, Reality Shares ETF Trust, Resource Credit Income Fund, Resource Real Estate Diversified Income Fund, RiverNorth Funds, SCS Hedged Opportunities Master Fund, SCS Hedged Opportunities Fund, SCS Hedged Opportunities (TE) Fund, Smead Funds Trust, SPDR Dow Jones Industrial Average ETF Trust, SPDR S&P 500 ETF Trust, SPDR S&P MidCap 400 ETF Trust, Stadion Investment Trust, Stone Harbor Investment Funds, Total Return US Treasury Fund, Transparent Value Trust, USCF ETF Trust, Wakefield Alternative Series Trust, Wasatch Funds, WesMark Funds, Westcore Trust, and Wilmington Funds.

(b) To the best of Registrant’s knowledge, the directors and executive officers of ALPS Distributors, Inc., are as follows:

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Name*	Position with Underwriter	Positions with Fund
Edmund J. Burke	Director	None
Jeremy O. May	President, Director	None
Thomas A. Carter	Executive Vice President, Director	None
Bradley J. Swenson	Senior Vice President, Chief Operating Officer	None
Robert J. Szydlowski	Senior Vice President, Chief Technology Officer	None
Aisha J. Hunt	Senior Vice President, General Counsel and Assistant Secretary	None
Eric T. Parsons	Vice President, Controller and Assistant Treasurer	None
Randall D. Young**	Secretary	None
Gregg Wm. Givens**	Vice President, Treasurer and Assistant Secretary	None
Douglas W. Fleming**	Assistant Treasurer	None
Steven Price	Senior Vice President, Chief Compliance Officer	None
Liza Orr	Vice President, Senior Counsel	None
Jed Stahl	Vice President, Senior Counsel	None
Taylor Ames	Vice President	None
Troy A. Duran	Senior Vice President, Chief Financial Officer	None
James Stegall	Vice President	None
Gary Ross	Senior Vice President	None
Kevin Ireland	Senior Vice President	None
Mark Kiniry	Senior Vice President	None
Tison Cory	Vice President, Intermediary Operations	None
Hilary Quinn	Vice President	None
Jennifer Craig	Assistant Vice President	None

* Except as otherwise noted, the principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1100, Denver, Colorado 80203.
** The principal business address for Messrs. Young, Givens and Fleming is 333 W. 11th Street, 5th Floor, Kansas City, Missouri 64105.

(c) During the Registrant’s most recent fiscal year, ALPS did not receive any net underwriting discounts or commissions, compensation on redemptions and repurchases, brokerage commissions or other compensation.

Item 33.	Location of Accounts and Records.

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant in its offices located at 41 Madison Avenue, 42nd Floor, New York, New York 10010, or at the offices of the Registrant’s transfer agent located at 1055 Broadway Kansas City, MO 64105, or at the offices of the Registrant’s custodian located at State Street, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

Item 34.	Management Services Not Discussed in Parts A or B.

Inapplicable.

Item 35.	Undertakings.

Inapplicable.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act and has duly caused this amended Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 3rd day of April, 2017.

THE ARBITRAGE FUNDS

By:	/s/ John S. Orrico
John S. Orrico
President

Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ John S. Orrico	President and Chairman of the Board of Trustees	April 3, 2017
John S. Orrico

/s/ Monique Labbe	Chief Financial Officer	April 3, 2017
Monique Labbe

Jay N. Goldberg*	Trustee	April 3, 2017
Jay N. Goldberg

John C. Alvarado*	Trustee	April 3, 2017
John C. Alvarado

Robert P. Herrmann*	Trustee	April 3, 2017
Robert P. Herrmann

Burton Lehman*	Trustee	April 3, 2017
Burton Lehman

Stephen R. Byers*	Trustee	April 3, 2017
Stephen R. Byers

Francis X. Tracy*	Trustee	April 3, 2017
Francis X. Tracy

*	/s/ John S. Orrico
John S. Orrico
Attorney-in-fact
April 3, 2017

*Pursuant to Powers of Attorney incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 35 to its Registration Statement on Form N-1A filed on September 28, 2016.

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EXHIBIT INDEX

Exhibit No.	Description

(x)(ii)	Amended and Restated Expense Waiver and Reimbursement Agreement with Water Island Capital, LLC (for The Arbitrage Fund) dated April 3, 2017 — Filed herewith.

(x)(iii)	Amended and Restated Expense Waiver and Reimbursement Agreement with Water Island Capital, LLC (for The Arbitrage Event Driven Fund) dated April 3, 2017 — Filed herewith.

(x)(iv)	Amended and Restated Expense Waiver and Reimbursement Agreement with Water Island Capital, LLC (for The Arbitrage Credit Opportunities Fund) dated April 3, 2017 — Filed herewith.

(x)(v)	Amended and Restated Expense Waiver and Reimbursement Agreement with Water Island Capital, LLC (for The Arbitrage Tactical Equity Fund) dated April 3, 2017 — Filed herewith.

(j)(i)	Consent of Drinker Biddle & Reath LLP

(j)(ii)	Consent of Independent Registered Public Accounting Firm

(p)(iii)	Code of Ethics of Water Island Capital, LLC, dated January 9, 2017

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